                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File Number 811-54

                       RIVERSOURCE INVESTMENT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612)671-1947

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE BALANCED FUND


--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
SEPTEMBER 30, 2010
(Prospectus also enclosed)

RIVERSOURCE BALANCED FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A BALANCE OF GROWTH OF CAPITAL AND CURRENT INCOME.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   42

Statement of Operations............   44

Statements of Changes in Net
  Assets...........................   46

Financial Highlights...............   48

Notes to Financial Statements......   52

Report of Independent Registered
  Public Accounting Firm...........   75

Federal Income Tax Information.....   77

Board Members and Officers.........   78

Approval of Investment Management
  Services Agreement...............   84

Proxy Voting.......................   87



 In August 2010, the Board of Directors of RiverSource Balanced Fund (the "Fund") approved a proposal to merge the Fund with and into Columbia Balanced Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. More information about the Columbia Balanced Fund and the definitive terms of the proposed merger will be included in proxy materials.

 The merger is subject to certain conditions, including final approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Fund later this year or in early 2011, and the meeting of shareholders to consider the merger will be held in the first half of 2011.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Balanced Fund (the Fund) Class A shares gained 8.69% (excluding sales charge) for the 12 months ended Sept. 30, 2010.
> The Fund underperformed its benchmark, the Russell 1000(R) Value Index
  (Russell Index), which advanced 8.90% for the same time period.
> The Fund outperformed the Barclays Capital U.S. Aggregate Bond Index (Barclays
  Capital Index), which gained 8.16% for the same period.
> The Fund underperformed the Blended Index, comprised of 60% of the Russell
  Index and 40% of the Barclays Capital Index, which rose 9.09% during the fiscal year.
> The Fund underperformed its peer group, as represented by the Lipper Balanced
  Funds Index, which advanced 9.38% for the same time period.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2010)
--------------------------------------------------------------------------------

                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
RiverSource Balanced Fund
  Class A (excluding sales
  charge)                          +8.69%   -4.01%   +1.55%   -0.31%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                      +8.90%   -9.39%   -0.48%   +2.59%
---------------------------------------------------------------------
Barclays Capital U.S. Aggregate
  Bond Index (unmanaged)           +8.16%   +7.42%   +6.20%   +6.41%
---------------------------------------------------------------------
Blended Index (unmanaged)          +9.09%   -2.38%   +2.57%   +4.46%
---------------------------------------------------------------------
Lipper Balanced Funds Index
  (unmanaged)                      +9.38%   -1.68%   +3.05%   +2.97%
---------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2010
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/16/40)                   +8.69%   -4.01%   +1.55%   -0.31%        N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   +7.86%   -4.75%   +0.77%   -1.07%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   +7.95%   -4.75%   +0.79%   -1.07%        N/A
---------------------------------------------------------------------------
Class R** (inception
  8/3/09)                    +8.34%     N/A      N/A      N/A      +11.69%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                   +8.83%   -3.89%   +1.71%   -0.15%        N/A
---------------------------------------------------------------------------
Class R5 (inception
  8/3/09)                    +9.09%     N/A      N/A      N/A      +12.56%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  4/16/40)                   +2.44%   -5.89%   +0.36%   -0.89%        N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                   +2.86%   -5.67%   +0.39%   -1.07%        N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                   +6.95%   -4.75%   +0.79%   -1.07%        N/A
---------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R, Class R4 and Class R5 shares. Class R, Class R4 and Class R5 are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.


--------------------------------------------------------------------------------
4  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

MANAGER COMMENTARY  ------------------------------------------------------------

Dear Shareholders,

RiverSource Balanced Fund (the Fund) Class A shares gained 8.69% (excluding sales charge) for the 12 months ended Sept. 30, 2010. The Russell 1000(R) Value Index (Russell Index) advanced 8.90% for the same period. The Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index) gained 8.16% during the same period. The Fund underperformed its Blended Index, comprised of 60% of the Russell Index and 40% of the Barclays Capital Index, which rose 9.09% during the fiscal year. The Fund's peer group, the Lipper Balanced Funds Index, advanced 9.38% during the same period.

SIGNIFICANT PERFORMANCE FACTORS -- EQUITY SEGMENT
The equity segment of the portfolio outperformed the Russell Index due both to effective stock selection and sector allocation decisions. The Fund's results benefited most from its significant allocation to and stock selection within the strongly-performing industrials sector. CATERPILLAR and EATON were particularly robust performers within the sector during the annual period. Positions in SIEMENS and EMERSON ELECTRIC also helped the Fund's performance.

The Fund's results further benefited from having only a modest exposure to financials, which was the worst performing sector within the Russell Index during the annual period. Effective industry allocation and stock selection within the financials sector helped as well. More specifically, the Fund had notably less exposure than the Russell Index to banks, such as CITIGROUP and WELLS FARGO, and had a rather significant allocation to insurance companies, which performed better. For example, multi-line insurance company XL GROUP (formerly XL Capital), the Fund's largest position within the sector, was a particularly strong performer during the annual period.

Having a significant allocation to and stock selection within materials added further value during the annual period. Exposure to chemicals companies, such as E.I. DU PONT DE NEMOURS, and metals companies, such as FREEPORT-MCMORAN COPPER & GOLD, particularly buoyed Fund results.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

ASSET ALLOCATION & PORTFOLIO BREAKDOWN(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

STOCKS                                     61.8%
------------------------------------------------
Consumer Discretionary                      4.7%
------------------------------------------------
Consumer Staples                            3.6%
------------------------------------------------
Energy                                      9.5%
------------------------------------------------
Financials                                 10.9%
------------------------------------------------
Health Care                                 5.6%
------------------------------------------------
Industrials                                11.8%
------------------------------------------------
Information Technology                      8.5%
------------------------------------------------
Materials                                   4.3%
------------------------------------------------
Telecommunication Services                  2.3%
------------------------------------------------
Utilities                                   0.6%
------------------------------------------------
BONDS                                      36.4%
------------------------------------------------
Asset-Backed                                3.1%
------------------------------------------------
Commercial Mortgage-Backed                  3.8%
------------------------------------------------
Consumer Discretionary                      1.0%
------------------------------------------------
Consumer Staples                            0.9%
------------------------------------------------
Energy                                      0.9%
------------------------------------------------
Financials                                  1.7%
------------------------------------------------
Foreign Government                          0.8%
------------------------------------------------
Health Care                                 0.2%
------------------------------------------------
Industrials                                 0.4%
------------------------------------------------
Materials                                   0.9%
------------------------------------------------
Residential Mortgage-Backed                11.5%
------------------------------------------------
Telecommunication                           2.8%
------------------------------------------------
U.S. Government Obligations & Agencies      4.2%
------------------------------------------------
Utilities                                   4.2%
------------------------------------------------
SENIOR LOANS                                0.2%
------------------------------------------------
Consumer Staples                            0.1%
------------------------------------------------
Telecommunication                           0.1%
------------------------------------------------
OTHER(2)                                    1.6%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.





--------------------------------------------------------------------------------
6  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Conversely, stock selection within the energy sector detracted overall, especially exposure to offshore oil and oil service companies, such as TRANSOCEAN and BP, which each faced significant pressure in the face of the Macondo well oil spill in the Gulf of Mexico. A position in oilfield services company WEATHERFORD INTERNATIONAL also disappointed. Such detractors were partially offset by the positive contribution from oilfield services company HALLIBURTON, which was a particularly strong holding for the Fund during the annual period.

Having only a modest allocation to consumer discretionary, which was the best performing sector within the Russell Index during the annual period, further detracted from the Fund's results. Industry allocation within the sector as well was not positioned optimally to take advantage of upside in the marketplace. More specifically, the Fund's retail holdings performed well but not enough to offset the detracting effect of its lesser exposure to the hotel and media industries, which performed better.

Similarly, having a significant exposure to information technology, the second weakest sector in the Russell Index during the annual period, detracted. Stock selection within information technology also hurt,

TOP TEN HOLDINGS(1,2) (at Sept. 30, 2010)
---------------------------------------------------------------------

XL Group PLC                                2.3%
------------------------------------------------
Chevron Corp.                               2.1%
------------------------------------------------
Lorillard, Inc.                             2.0%
------------------------------------------------
Bank of America Corp.                       1.9%
------------------------------------------------
JPMorgan Chase & Co.                        1.7%
------------------------------------------------
Exxon Mobil Corp.                           1.6%
------------------------------------------------
Hewlett-Packard Co.                         1.6%
------------------------------------------------
ConocoPhillips                              1.6%
------------------------------------------------
El du Pont de Nemours & Co.                 1.5%
------------------------------------------------
Oracle Corp.                                1.5%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).
(2) Excludes U.S. Treasury and U.S. Government Agency Holdings.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


especially positions in HEWLETT-PACKARD and SYMANTEC, which each struggled as technology spending overall came under pressure. Such detractors were only partially offset by the positive contribution from a Fund holding in enterprise software and services giant ORACLE.

SIGNIFICANT PERFORMANCE FACTORS -- FIXED INCOME SEGMENT
Given the outperformance of non-Treasury sectors for the annual period as a whole, sector allocation within the fixed income segment of the Fund was the primary contributor to its performance relative to the Barclays Capital Index. Particularly boosting results was the Fund's maintaining of significant allocations to commercial mortgage-backed securities (CMBS) and investment grade corporate bonds and exposures to high yield corporate bonds and emerging market debt throughout the annual period.

Security selection also contributed positively to the Fund's results. Issue selection within the mortgage-backed securities sector especially added value. Issue selection within investment grade corporate bonds buoyed Fund results as well. Only partially offsetting these contributors was the modestly detracting effect of issue selection within CMBS.

Duration positioning detracted from the Fund's results. Duration is a measure of the Fund's sensitivity to changes in interest rates. The Fund had a shorter duration than the Barclays Capital Index in anticipation of higher rates, but such positioning hurt as interest rates moved lower during the annual period overall.

Yield curve positioning within the Fund had a rather neutral impact on its results during the annual period. The Fund was positioned with a yield curve flattening bias, which hurt through March 2010 when the yield curve steepened. However, such positioning subsequently proved effective, as the yield curve then did in fact flatten during the last six months of the annual period.

CHANGES TO THE FUND'S PORTFOLIO
In the equity portion of the Fund, we increased exposure to the financials and consumer discretionary sectors though maintained less-than-Russell Index allocations to each. In financials, we either established or added to positions in GOLDMAN SACHS, MORGAN STANLEY, JPMORGAN CHASE, BANK OF AMERICA and Wells Fargo. In consumer discretionary, our focus was on media companies, including VIACOM, COMCAST and TIME WARNER, and

--------------------------------------------------------------------------------
8  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

on retailers, including BEST BUY and KOHL'S. Elsewhere, we established a new Fund position in industrials company Siemens. In information technology, we initiated a Fund position in MASTERCARD.

We correspondingly reduced the Fund's allocations to the energy and materials sectors. In energy, the reduction was based on our decision to bring down the Fund's weightings in both Transocean and BP as we learned more about the problems in the Gulf of Mexico. We did take some of those proceeds to add to the Fund's position in EXXON MOBIL. In materials, we eliminated the Fund's position in forest products company WEYERHAEUSER.

In the fixed income segment of the Fund, we incrementally added to the Fund's allocations to the more credit-sensitive non-Treasury fixed income areas, including investment grade corporate bonds, high yield corporate bonds, CMBS and emerging market debt, on an opportunistic basis throughout the annual period. Beginning in late March, we reduced the Fund's position in agency mortgage-backed securities relative to the Barclays Capital Index, given the all-time tight valuations these securities then had versus U.S. Treasury securities and given that the Federal Reserve Board (the Fed) ended its purchase program of mortgage-backed securities as of March 31, 2010. Within mortgage-backed securities, we maintained the Fund's defensive stance, with a bias to higher coupon mortgages, through the second calendar quarter. Toward the end of the annual period, we took more of a "barbell" approach to coupon positioning, with greater exposure to lower rated and higher rated coupons and a lesser exposure to mid-range rated


  The equity segment of the portfolio outperformed the Russell Index due both to effective stock selection and sector allocation decisions.






--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


coupons due to their callability (ability of a bond issuer to redeem its bonds early). Among non-agency mortgage-backed securities, the Fund was primarily positioned in shorter-maturity structured bonds that, in our view, provide attractive yields versus Treasuries but that also provide some protection against future uncertainty in housing and further government intervention, such as foreclosure moratoriums and additional large-scale modification programs. We also reduced the Fund's allocations to U.S. Treasuries and government-related debt during the annual period.

Overall, the Fund's portfolio turnover rate during the annual period, including mortgage dollar rolls, was 160%.*

OUR FUTURE STRATEGY
At the end of September, we believed that volatility would likely continue in the U.S. equity market given fluctuating investor sentiment toward risk for the next several months but against a backdrop of a moderately improving U.S. and global economy. Neither a double-dip recession nor robust economic growth seems likely to materialize. However, we believe in the heightened news flow and partisan debate leading up to the November 2010 elections and in the immediate commentary thereafter, markets may well continue to be choppy. Once fear regarding a potential return to the crisis scenario of 2008-2009 and reactionary response to political debate calms -- and labor market data improve, then, in our view, U.S. equities should continue to perform well within a U.S. economy that maintains its path toward recovery, albeit slowly. Further, as stress does lessen and clarity on macroeconomic conditions eventually improves, a widening of valuations between sectors, industries and stocks -- which was extremely tight at the end of the third calendar quarter -- may widen.

Given this view, we intend to look for opportunities to moderately increase the Fund's exposure to the consumer discretionary and financials sectors, while still maintaining modest allocations. We continue to believe the weightings the Fund holds in the global cyclical components of its portfolio -- that is, those in the industrials, materials and energy sectors -- remain well positioned both for the near and longer term. Within the more classically defensive sectors, such as health care and utilities, we continue to be more stock specific than thematic in our management strategy.


--------------------------------------------------------------------------------
10  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In the fixed income market, it is in corporate bonds where we feel the best potential value for our shareholders exists. We believe value particularly exists in investment grade corporate bonds where fundamentals are strong and corporate cash positions are high. An abundance of cash on hand leads, we believe, to low net debt positions and increased financial flexibility. We also intend to maintain the Fund's exposure to CMBS, which we believe offer good value relative to other investment grade assets. We expect an improving economy to bode well for CMBS and fundamental trends should continue to improve. We further intend to maintain a Fund position in high yield corporate bonds where the differential in yields between these securities and duration-equivalent U.S. Treasuries remains above long-term averages and the default rate remains low.

We expect to maintain a modest exposure to U.S. Treasuries compared to the Barclays Capital Index. At the end of September, we believed Treasury yields were pricing in a more bearish scenario than we anticipated, and we believe Treasury yields should rise as risk aversion fades and the economy experiences slow but positive growth, avoiding a double-dip recession. Given this view as well as our belief that the Fed may be on hold in terms of raising rates until mid-to-late 2011, we presently intend to maintain the Fund's duration below that of the Barclays Capital Index. We also expect to maintain the Fund's yield curve flattening bias.



Steve Schroll                          Laton Spahr, CFA(R)                    Paul Stocking
Portfolio Manager                      Portfolio Manager                      Portfolio Manager

Colin Lundgren, CFA(R)                 Tom Murphy, CFA(R)                     Jennifer Ponce de Leon
Portfolio Manager                      Portfolio Manager                      Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
12  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Balanced Fund Class A shares (from 10/1/00 to 9/30/10) as compared to the performance the Russell 1000 Value Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Balanced Funds Index, as well as a Blended Index consisting of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE BALANCED FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,244    $8,335   $10,180     $9,142
------------------------------------------------------------------------------------------
        Average annual total return                  +2.44%    -5.89%    +0.36%     -0.89%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000                 $10,890    $7,440    $9,760    $12,914
------------------------------------------------------------------------------------------
        Average annual total return                  +8.90%    -9.39%    -0.48%     +2.59%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000                 $10,816   $12,395   $13,510    $18,615
------------------------------------------------------------------------------------------
        Average annual total return                  +8.16%    +7.42%    +6.20%     +6.41%
------------------------------------------------------------------------------------------
BLENDED INDEX(3)
        Cumulative value of $10,000                 $10,909    $9,302   $11,350    $15,500
------------------------------------------------------------------------------------------
        Average annual total return                  +9.09%    -2.38%    +2.57%     +4.46%
------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX(4)
        Cumulative value of $10,000                 $10,938    $9,504   $11,620    $13,398
------------------------------------------------------------------------------------------
        Average annual total return                  +9.38%    -1.68%    +3.05%     +2.97%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
14  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE BALANCED FUND LINE GRAPH)


                 RIVERSOURCE BALANCED
                      FUND CLASS                           BARCLAYS CAPITAL
                      A (INCLUDES         RUSSELL 1000      U.S. AGGREGATE                         LIPPER BALANCED
                     SALES CHARGE)       VALUE INDEX(1)      BOND INDEX(2)     BLENDED INDEX(3)     FUNDS INDEX(4)
                 --------------------    --------------    ----------------    ----------------    ---------------
9/00                    $9,425               $10,000            $10,000             $10,000             $10,000
                         8,563                10,360             10,421              10,389               9,868
                         7,583                 9,753             10,737              10,144               9,373
                         7,901                10,229             10,797              10,466               9,703
9/01                     6,878                 9,109             11,295               9,952               8,967
                         7,475                 9,781             11,300              10,396               9,548
                         7,254                10,181             11,311              10,659               9,606
                         6,744                 9,313             11,729              10,262               8,971
9/02                     5,981                 7,565             12,266               9,255               8,085
                         6,329                 8,262             12,459               9,835               8,528
                         6,181                 7,860             12,633               9,601               8,371
                         6,940                 9,218             12,949              10,680               9,284
9/03                     6,985                 9,408             12,930              10,810               9,475
                         7,564                10,743             12,971              11,731              10,228
                         7,729                11,069             13,316              12,070              10,472
                         7,695                11,166             12,990              12,014              10,458
9/04                     7,775                11,339             13,405              12,280              10,477
                         8,269                12,515             13,533              13,085              11,147
                         8,190                12,526             13,469              13,100              11,006
                         8,356                12,736             13,874              13,391              11,203
9/05                     8,464                13,231             13,780              13,666              11,530
                         8,563                13,398             13,862              13,805              11,726
                         8,837                14,193             13,773              14,257              12,108
                         8,795                14,277             13,762              14,306              11,990
9/06                     9,265                15,165             14,286              15,057              12,455
                         9,845                16,379             14,463              15,835              13,087
                         9,895                16,582             14,680              16,051              13,290
                        10,257                17,399             14,604              16,494              13,836
9/07                    10,337                17,357             15,020              16,663              14,097
                        10,006                16,350             15,470              16,277              13,941
                         9,368                14,925             15,806              15,553              13,203
                         9,049                14,132             15,645              15,013              13,062
9/08                     8,401                13,268             15,568              14,434              11,968
                         7,041                10,325             16,281              12,703              10,292
                         6,601                 8,594             16,300              11,435               9,691
                         7,409                10,029             16,590              12,653              10,904
9/09                     8,411                11,859             17,211              14,209              12,249
                         8,760                12,359             17,245              14,584              12,696
                         9,120                13,197             17,552              15,290              13,184
                         8,335                11,726             18,165              14,466              12,358
9/10                     9,142                12,914             18,615              15,500              13,398




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Blended Index consists of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index.
(4) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010  SEPT. 30, 2010  THE PERIOD(a)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,002.40        $5.32          1.06%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.75        $5.37          1.06%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  998.20        $9.12          1.82%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.94        $9.20          1.82%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  998.60        $9.07          1.81%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.99        $9.15          1.81%
-------------------------------------------------------------------------------------------

Class R
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  999.70        $7.07          1.41%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.00        $7.13          1.41%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,002.00        $4.72           .94%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.36        $4.76           .94%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $1,004.30        $3.42           .68%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.66        $3.45           .68%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2010: +0.24% for Class A, -0.18% for Class B, -0.14% for Class C, -0.03% for Class R, +0.20% for Class R4 and +0.43% for Class R5.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (65.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.8%)
Honeywell International, Inc.                         110,537              $4,856,996
United Technologies Corp.                              86,845               6,185,969
                                                                      ---------------
Total                                                                      11,042,965
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service, Inc., Class B                   57,078               3,806,532
-------------------------------------------------------------------------------------

AIRLINES (1.0%)
AMR Corp.                                              88,568(b)              555,321
Continental Airlines, Inc., Class B                    61,119(b)            1,518,197
Delta Air Lines, Inc.                                 115,669(b)            1,346,387
United Continental Holdings, Inc.                      59,999(b,g)          1,417,776
US Airways Group, Inc.                                137,888(b,g)          1,275,464
                                                                      ---------------
Total                                                                       6,113,145
-------------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor Co.                                        173,947(b,g)          2,129,111
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.7%)
Gilead Sciences, Inc.                                 113,069(b,g)          4,026,387
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.4%)
Morgan Stanley                                        235,045               5,800,911
The Bank of New York Mellon Corp.                      67,390               1,760,901
The Goldman Sachs Group, Inc.                          48,287               6,981,334
                                                                      ---------------
Total                                                                      14,543,146
-------------------------------------------------------------------------------------

CHEMICALS (2.8%)
Air Products & Chemicals, Inc.                         41,717               3,455,002
EI du Pont de Nemours & Co.                           215,999               9,637,875
The Dow Chemical Co.                                  131,763               3,618,212
                                                                      ---------------
Total                                                                      16,711,089
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.4%)
Wells Fargo & Co.                                      91,565               2,301,028
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Nokia OYJ, ADR                                        152,884(c)            1,533,427
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
Hewlett-Packard Co.                                   233,915(g)            9,840,804
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.8%)
Bank of America Corp.                                 936,442              12,276,755
JPMorgan Chase & Co.                                  273,192              10,400,419
                                                                      ---------------
Total                                                                      22,677,174
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.0%)
AT&T, Inc.                                            208,419               5,960,784
Frontier Communications Corp.                          43,579                 356,040
Verizon Communications, Inc.                          181,554               5,916,845
                                                                      ---------------
Total                                                                      12,233,669
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.0%)
ABB Ltd., ADR                                         139,612(b,c)          2,948,605
Emerson Electric Co.                                   53,716               2,828,685
                                                                      ---------------
Total                                                                       5,777,290
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Agilent Technologies, Inc.                             31,097(b)            1,037,707
Tyco Electronics Ltd.                                  29,770(c)              869,879
                                                                      ---------------
Total                                                                       1,907,586
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Baker Hughes, Inc.                                     93,380               3,977,988
Halliburton Co.                                       206,071               6,814,769
National Oilwell Varco, Inc.                           25,239               1,122,378
Schlumberger Ltd.                                      60,358               3,718,656
                                                                      ---------------
Total                                                                      15,633,791
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.2%)
CVS Caremark Corp.                                    106,170               3,341,170
Wal-Mart Stores, Inc.                                  74,161               3,969,097
                                                                      ---------------
Total                                                                       7,310,267
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
WellPoint, Inc.                                        34,043(b)            1,928,196
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HOTELS, RESTAURANTS & LEISURE (0.7%)
Carnival Corp. Unit                                   117,141              $4,475,958
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.7%)
General Electric Co.                                  233,678               3,797,268
Siemens AG, ADR                                        81,390(c)            8,578,506
Tyco International Ltd.                               109,692(c)            4,028,987
                                                                      ---------------
Total                                                                      16,404,761
-------------------------------------------------------------------------------------

INSURANCE (4.8%)
ACE Ltd.                                              110,829(c)            6,455,789
Everest Re Group Ltd.                                  65,191(c)            5,637,066
The Travelers Companies, Inc.                          53,238               2,773,700
XL Group PLC                                          658,176              14,256,091
                                                                      ---------------
Total                                                                      29,122,646
-------------------------------------------------------------------------------------

IT SERVICES (2.2%)
Accenture PLC, Class A                                100,650(c)            4,276,619
IBM Corp.                                              34,214               4,589,465
Mastercard, Inc., Class A                              20,377               4,564,448
                                                                      ---------------
Total                                                                      13,430,532
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.7%)
Thermo Fisher Scientific, Inc.                         85,692(b)            4,102,933
-------------------------------------------------------------------------------------

MACHINERY (5.2%)
Caterpillar, Inc.                                     116,555               9,170,547
Deere & Co.                                            54,432(g)            3,798,265
Eaton Corp.                                            65,600               5,411,344
Illinois Tool Works, Inc.                             155,874               7,329,195
Ingersoll-Rand PLC                                     54,110(c)            1,932,268
Parker Hannifin Corp.                                  50,423               3,532,635
                                                                      ---------------
Total                                                                      31,174,254
-------------------------------------------------------------------------------------

MEDIA (1.0%)
Comcast Corp., Class A                                 98,973               1,789,432
Time Warner, Inc.                                      54,944               1,684,034
Viacom, Inc., Class B                                  74,982               2,713,598
                                                                      ---------------
Total                                                                       6,187,064
-------------------------------------------------------------------------------------

METALS & MINING (1.8%)
Freeport-McMoRan Copper & Gold, Inc.                   50,211               4,287,518
Nucor Corp.                                            51,809               1,979,104
Rio Tinto PLC, ADR                                     29,322(c)            1,722,081
Vale SA, ADR                                           51,364(c)            1,606,152
Xstrata PLC                                            70,004(c)            1,339,341
                                                                      ---------------
Total                                                                      10,934,196
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.4%)
Kohl's Corp.                                           74,431(b)            3,921,025
Target Corp.                                           82,965               4,433,650
                                                                      ---------------
Total                                                                       8,354,675
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources, Inc.                               93,222               4,070,073
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.5%)
Anadarko Petroleum Corp.                               61,611               3,514,908
Apache Corp.                                           49,912               4,879,397
Chevron Corp.                                         161,520              13,091,195
ConocoPhillips                                        170,297               9,780,157
Devon Energy Corp.                                     36,303               2,350,256
Exxon Mobil Corp.                                     167,872              10,372,811
Ultra Petroleum Corp.                                  32,931(b)            1,382,443
                                                                      ---------------
Total                                                                      45,371,167
-------------------------------------------------------------------------------------

PHARMACEUTICALS (4.2%)
Abbott Laboratories                                    76,994               4,022,167
Bristol-Myers Squibb Co.                              255,332               6,922,051
Merck & Co., Inc.                                     226,807               8,348,765
Pfizer, Inc.                                          367,312               6,306,747
                                                                      ---------------
Total                                                                      25,599,730
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Pebblebrook Hotel Trust                                40,671(b)              732,485
-------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
CSX Corp.                                              20,244               1,119,898
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.8%)
Intel Corp.                                           356,388               6,853,342
LSI Corp.                                             335,145(b)            1,528,261
Microchip Technology, Inc.                             32,900(g)            1,034,705
Xilinx, Inc.                                           53,581(g)            1,425,790
                                                                      ---------------
Total                                                                      10,842,098
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (2.8%)
Microsoft Corp.                                       221,119              $5,415,204
Oracle Corp.                                          348,863               9,366,972
Symantec Corp.                                        140,711(b,g)          2,134,586
                                                                      ---------------
Total                                                                      16,916,762
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.5%)
Best Buy Co., Inc.                                     79,092               3,229,326
Home Depot, Inc.                                      120,869               3,829,130
Staples, Inc.                                          99,789               2,087,586
                                                                      ---------------
Total                                                                       9,146,042
-------------------------------------------------------------------------------------

TOBACCO (2.6%)
Lorillard, Inc.                                       156,299              12,552,373
Philip Morris International, Inc.                      55,999               3,137,064
                                                                      ---------------
Total                                                                      15,689,437
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel Corp.                                   491,593(b)            2,276,076
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $322,384,876)                                                     $395,466,394
-------------------------------------------------------------------------------------




BONDS (38.6%)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.1%)(C)
Pemex Project Funding Master Trust
 03-01-18                            5.750%           $140,000            $153,431
 06-15-35                            6.625             205,000             223,948
Petroleos de Venezuela SA
 04-12-17                            5.250             384,000             222,720
                                                                   ---------------
Total                                                                      600,099
----------------------------------------------------------------------------------

SOVEREIGN (0.4%)(c)
Argentina Bonos
 Senior Unsecured
 09-12-13                            7.000             332,000             312,992
Argentina Government International Bond
 Senior Unsecured
 12-15-35                            3.169             359,000(o)           42,901
Colombia Government International Bond
 01-27-17                            7.375             200,000             246,500
El Salvador Government International Bond
 06-15-35                            7.650              68,000(d)           73,950
Indonesia Government International Bond
 Senior Unsecured
 01-17-18                            6.875              81,000(d)           98,010
 10-12-35                            8.500             100,000(d)          145,750
Philippine Government International Bond
 Senior Unsecured
 01-14-31                            7.750             300,000             399,000
Russian Foreign Bond -- Eurobond
 03-31-30                            7.500             201,480(d)          241,361
Turkey Government International Bond
 Senior Unsecured
 09-26-16                            7.000             100,000             118,000
 04-03-18                            6.750             205,000             238,825
 03-17-36                            6.875             302,000             351,075
Uruguay Government International Bond
 05-17-17                            9.250             100,000             132,000
Uruguay Government International Bond
 Senior Unsecured
 03-21-36                            7.625              81,000             104,490
Venezuela Government International Bond
 02-26-16                            5.750              86,000(d)           59,667
Venezuela Government International Bond
 Senior Unsecured
 10-08-14                            8.500              87,000              73,080
                                                                   ---------------
Total                                                                    2,637,601
----------------------------------------------------------------------------------

TREASURY (0.3%)(c)
Brazil Notas do Tesouro Nacional
 (BRL)
 01-01-13                           10.000             100,000             584,395
Indonesia Treasury Bond (IDR)
 Senior Unsecured
 07-15-22                           10.250       1,848,000,000             244,316
Mexican Bonos
 (MXN)
 12-17-15                            8.000          14,670,000           1,283,128
                                                                   ---------------
Total                                                                    2,111,839
----------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (4.5%)
Federal Farm Credit Bank
 02-07-13                            3.400             205,000             217,813


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (CONT.)
Federal Home Loan Banks
 05-20-11                            2.625%            $60,000             $60,883
 12-28-11                            1.000             100,000             100,767
 11-17-17                            5.000             140,000             165,837
Federal National Mortgage Association
 11-19-12                            4.750             195,000             212,097
 10-26-15                            1.625             270,000             269,893
 06-12-17                            5.375              70,000              84,116
U.S. Treasury
 08-31-12                            0.375             110,000             109,918
 11-15-12                            1.375           2,070,000           2,109,945
 01-15-13                            1.375             435,000             443,598
 02-15-13                            1.375             295,000             300,900
 03-15-13                            1.375             445,000             454,145
 05-15-13                            1.375             322,000             328,743
 02-15-14                            4.000           1,225,000           1,357,740
 02-28-15                            2.375           4,000,000           4,218,124
 08-31-15                            1.250           2,605,000           2,604,187
 03-31-16                            2.375           1,310,000           1,373,556
 08-31-16                            3.000             118,000             127,293
 07-31-17                            2.375           3,000,000           3,097,499
 08-15-20                            2.625             525,000             529,922
 02-15-36                            4.500              86,000              98,887
 02-15-40                            4.625           1,770,000           2,068,135
 05-15-40                            4.375           4,850,000           5,447,180
U.S. Treasury Inflation-Indexed Bond
 07-15-17                            2.625             420,752(p)          485,119
 01-15-29                            2.500             482,325(p)          568,992
                                                                   ---------------
Total                                                                   26,835,289
----------------------------------------------------------------------------------

ASSET-BACKED (3.4%)
Access Group, Inc.
 Series 2005-1 Class A1
 06-22-18                            0.370             410,052(j)          409,417
AmeriCredit Automobile Receivables Trust
 Series 2007-AX Class A4 (XLCA)
 10-06-13                            0.297             186,495(e,j)        185,918
AmeriCredit Automobile Receivables Trust
 Series 2007-CM Class A3B (NPFGC)
 05-07-12                            0.287              18,473(e,j)         18,473
AmeriCredit Automobile Receivables Trust
 Series 2010-1 Class A3
 03-17-14                            1.660             350,000             354,704
Avis Budget Rental Car Funding AESOP LLC
 Series 2010-2A Class A
 08-20-14                            3.630             250,000(d)          260,161
BA Credit Card Trust
 Series 2008-A1 Class A1
 04-15-13                            0.837             575,000(j)          575,316
Centex Home Equity
 Series 2002-D Class M2
 12-25-32                            2.306             156,348(j)           46,343
Chrysler Financial Lease Trust
 Series 2010-A Class A2
 06-15-11                            1.780           2,700,000(d)        2,706,989
Chrysler Financial Lease Trust
 Series 2010-A Class C
 09-16-13                            4.490             850,000(d)          850,837
CIT Equipment Collateral
 Series 2009-VT1 Class A2
 06-15-11                            2.200              79,236(d)           79,274
Citibank Credit Card Issuance Trust
 Series 2008-C6 Class C6
 06-20-14                            6.300             550,000             585,133
CitiFinancial Auto Issuance Trust
 Series 2009-1 Class A2
 11-15-12                            1.830           1,585,036(d)        1,592,165
Countrywide Asset-Backed Certificates
 Series 2006-4 Class 1A1M
 07-25-36                            0.516             166,162(j)          106,684
Crown Castle Towers LLC
 Senior Secured
 01-15-15                            4.523             650,000(d)          684,982
Deutsche Mortgage Securities, Inc.
 CMO Series 2009-RS2 Class 4A1
 04-26-37                            0.390             435,415(d,j)        426,437
DT Auto Owner Trust
 Series 2009-1 Class A1
 10-15-15                            2.980             825,816(d)          831,175
DT Auto Owner Trust
 Series 2010-1A Class A2
 12-17-12                            0.990             660,000(d)          659,959
Dunkin Securitization
 Series 2006-1 Class A2 (AMBAC)
 06-20-31                            5.779           1,350,000(d,e)      1,358,046


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Equifirst Mortgage Loan Trust
 Series 2003-1 Class IF1
 12-25-32                            4.010%           $135,705            $132,989
Ford Credit Floorplan Master Owner Trust
 Series 2006-4 Class A
 06-15-13                            0.507             300,000(f,j)        298,396
Ford Credit Floorplan Master Owner Trust
 Series 2010-1 Class A
 12-15-14                            1.907             350,000(d,j)        357,292
GTP Towers Issuer LLC
 02-15-15                            4.436             200,000(d)          215,446
Hertz Vehicle Financing LLC
 Series 2005-1A Class A4 (NPFGC)
 11-25-11                            0.506             300,000(d,e,j)      299,673
Hertz Vehicle Financing LLC
 Series 2005-2A Class A5 (AMBAC)
 11-25-11                            0.506             150,000(d,e,j)      149,836
Hertz Vehicle Financing LLC
 Series 2005-2A Class A6 (AMBAC)
 11-25-11                            5.080             490,000(d,e)        492,030
Hertz Vehicle Financing LLC
 Series 2009-2A Class A1
 03-25-14                            4.260             550,000(d)          571,509
Hertz Vehicle Financing LLC
 Series 2009-2A Class A2
 03-25-16                            5.290             500,000(d)          540,510
Hertz Vehicle Financing LLC
 Series 2010-1A Class A1
 02-15-15                            2.600             300,000(d)          303,494
Irwin Home Equity Corp.
 Series 2005-A Class A3
 02-25-34                            0.636              56,330(j)           50,961
Merrill Lynch First Franklin Mortgage Loan Trust
 Series 2007-2 Class A2A
 05-25-37                            0.366              69,861(j)           69,763
Morgan Stanley Resecuritization Trust
 Series 2010-F Class A
 06-17-13                            0.507             450,000(d,j)        446,286
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-2 Class AIO
 08-25-11                            8.192           1,350,000(h)           59,252
National Collegiate Student Loan Trust
 CMO I.O. Series 2006-3 Class AIO
 01-25-12                            1.050           1,900,000(h)          142,470
Renaissance Home Equity Loan Trust
 Series 2005-4 Class A3
 02-25-36                            5.565             280,923             265,909
Santander Drive Auto Receivables Trust
 Series 2007-1 Class A4 (FGIC)
 09-15-14                            0.307             507,826(e,j)        504,567
Santander Drive Auto Receivables Trust
 Series 2010-2 Class A2
 08-15-13                            0.950             750,000             750,656
SBA Tower Trust
 04-15-40                            4.254             500,000(d)          532,166
Sierra Receivables Funding Co.
 Series 2010-1A Class A1
 07-20-26                            4.480             121,243(d)          124,501
Sierra Receivables Funding Co.
 Series 2010-2A Class A
 11-20-25                            3.840             264,468(d)          267,231
SLM Student Loan Trust
 Series 2006-C Class A2
 09-15-20                            0.342             533,777(j)          526,027
Triad Auto Receivables Owner Trust
 Series 2006-B Class A4 (AGM)
 11-12-12                            5.520             312,528(e)          315,802
Triad Auto Receivables Owner Trust
 Series 2006-C Class A4 (AMBAC)
 05-13-13                            5.310             835,364(e)          853,365
                                                                   ---------------
Total                                                                   20,002,144
----------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (4.1%)(f)
Banc of America Commercial Mortgage, Inc.
 Series 2005-3 Class A3A
 07-10-43                            4.621             425,000             438,324
Banc of America Commercial Mortgage, Inc.
 Series 2005-3 Class A4
 07-10-43                            4.668             375,000             393,832
Banc of America Commercial Mortgage, Inc.
 Series 2005-6 Class A4
 09-10-47                            5.346             550,000             605,515


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Bear Stearns Commercial Mortgage Securities
 Series 2007-PW18 Class A1
 06-11-50                            5.038%           $102,800            $105,526
CDC Commercial Mortgage Trust
 Series 2002-FX1 Class A2
 11-15-30                            5.676           1,292,696           1,328,360
Citigroup Commercial Mortgage Trust
 Series 2006-C5 Class A4
 10-15-49                            5.431             350,000             378,416
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2005-CD1 Class ASB
 07-15-44                            5.396             375,000             403,915
Citigroup/Deutsche Bank Commercial Mortgage Trust
 Series 2007-CD4 Class A4
 12-11-49                            5.322             650,000             666,622
Commercial Mortgage Pass-Through Certificates
 Series 2006-CN2A Class BFL
 02-05-19                            0.567             300,000(d,j)        265,190
Credit Suisse First Boston Mortgage Securities Corp.
 Series 2004-C1 Class A4
 01-15-37                            4.750             415,000             438,377
Credit Suisse First Boston Mortgage Securities Corp.
 Series 2004-C2 Class A1
 05-15-36                            3.819              83,612              84,685
FREMPF Mortgage Trust
 CMO Series 2010-K6 Class B
 12-26-46                            5.357             200,000(d)          173,660
GE Capital Commercial Mortgage Corp.
 Series 2001-3 Class A2
 06-10-38                            6.070             350,000             364,069
General Electric Capital Assurance Co.
 Series 2003-1 Class A4
 05-12-35                            5.254             591,339(d)          636,432
General Electric Capital Assurance Co.
 Series 2003-1 Class A5
 05-12-35                            5.743             250,000(d)          287,771
Greenwich Capital Commercial Funding Corp.
 Series 2003-C1 Class A3
 07-05-35                            3.858             300,000             307,638
Greenwich Capital Commercial Funding Corp.
 Series 2004-GG1 Class A5
 06-10-36                            4.883             400,000             407,149
Greenwich Capital Commercial Funding Corp.
 Series 2007-GG11 Class A4
 12-10-49                            5.736             700,000             734,079
Greenwich Capital Commercial Funding Corp.
 Series 2007-GG9 Class A4
 03-10-39                            5.444           2,125,000           2,239,974
GS Mortgage Securities Corp. II
 Series 2004-GG2 Class A3
 08-10-38                            4.602              81,726              82,455
GS Mortgage Securities Corp. II
 Series 2007-EOP Class J
 03-06-20                            1.107             950,000(d,j)        822,368
GS Mortgage Securities Corp. II
 Series 2007-GG10 Class F
 08-10-45                            6.002             575,000              76,659
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-LN1 Class A1
 10-15-37                            4.134             226,080             235,631
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2003-ML1A Class A1
 03-12-39                            3.972             150,731             155,276
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2004-CBX Class A3
 01-12-37                            4.184             253,797             253,748
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2004-LN2 Class A1
 07-15-41                            4.475             850,772             872,278
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2005-LDP2 Class A3
 07-15-42                            4.697             200,000             205,706
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2005-LDP3 Class ASB
 08-15-42                            4.893             517,877             545,926
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2005-LDP5 Class A4
 12-15-44                            5.363             600,000             662,092
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2006-LDP6 Class ASB
 04-15-43                            5.490             150,000             160,904
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2009-IWST Class A1
 12-05-27                            4.314             260,856(d)          281,969


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2009-IWST Class A2
 12-05-27                            5.633%           $300,000(d)         $341,473
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2010-C1 Class A1
 06-15-43                            3.853             298,624(d)          312,856
JP Morgan Chase Commercial Mortgage Securities Corp.
 Series 2010-CNTR Class A2
 08-05-20                            4.311             450,000(d)          454,077
LB-UBS Commercial Mortgage Trust
 Series 2004-C2 Class A3
 03-15-29                            3.973             650,000             663,832
LB-UBS Commercial Mortgage Trust
 Series 2005-C5 Class AAB
 09-15-30                            4.930             240,628             254,519
LB-UBS Commercial Mortgage Trust
 Series 2006-C4 Class AAB
 06-15-32                            6.055             600,000             663,020
LB-UBS Commercial Mortgage Trust
 Series 2007-C7 Class A3
 09-15-45                            5.866             750,000             793,277
Merrill Lynch Mortgage Trust
 Series 2008-C1 Class A1
 02-12-51                            4.706             136,632             139,461
Morgan Stanley Capital I
 Series 2004-HQ4 Class A5
 04-14-40                            4.590           1,075,000           1,082,428
Morgan Stanley Capital I
 Series 2006-T23 Class AAB
 08-12-41                            5.968             475,000             521,409
Morgan Stanley Reremic Trust
 Series 2009-GG10 Class A4A
 08-12-45                            6.002             450,000(d,j)        492,259
Morgan Stanley Reremic Trust
 Series 2010-GG10 Class A4A
 08-12-45                            6.002           2,250,000(d)        2,461,294
Wachovia Bank Commercial Mortgage Trust
 Series 2005-C20 Class A5
 07-15-42                            5.087             600,000             615,383
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C24 Class APB
 03-15-45                            5.576             350,000             376,226
Wachovia Bank Commercial Mortgage Trust
 Series 2006-C27 Class APB
 07-15-45                            5.727             500,000             533,585
                                                                   ---------------
Total                                                                   24,319,645
----------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (12.3%)(f,l)
Bear Stearns Adjustable Rate Mortgage Trust
 CMO Series 2005-8 Class A4
 08-25-35                            5.107             875,000(d,j)        707,108
Bear Stearns Alt-A Trust
 CMO Series 2005-2 Class 2A2B
 04-25-35                            2.669              28,654(j)           12,628
Chaseflex Trust
 CMO Series 2005-2 Class 2A2
 06-25-35                            6.500             973,962             886,530
Citigroup Mortgage Loan Trust, Inc.
 CMO Series 2010-6 Class 1A1
 05-25-35                            4.750           1,489,110(d)        1,530,851
Countrywide Alternative Loan Trust
 CMO I.O. Series 2007-8CB Class A13
 05-25-37                           31.317             471,579(h)           48,912
Countrywide Alternative Loan Trust
 CMO Series 2003-11T1 Class A1
 07-25-18                            4.750             246,093             250,310
Countrywide Home Loan Mortgage Pass-Through Trust
 CMO Series 2005-R2 Class 2A1
 06-25-35                            7.000             551,884(d)          554,572
Federal Home Loan Mortgage Corp.
 10-01-25                            4.500             200,000(k)          210,312
 10-01-40                            5.000           1,300,000(k)        1,365,406
 10-01-40                            6.000           1,000,000(k)        1,072,031
 10-01-40                            6.500           1,000,000(k)        1,088,750
Federal Home Loan Mortgage Corp. #1G2547
 12-01-36                            6.115              86,562(j)           93,428
Federal Home Loan Mortgage Corp. #1Q0140
 08-01-36                            6.104              89,974(j)           95,159
Federal Home Loan Mortgage Corp. #C59161
 10-01-31                            6.000             643,242             706,911
Federal Home Loan Mortgage Corp. #C65869
 04-01-32                            6.000             385,130             430,298
Federal Home Loan Mortgage Corp. #C67723
 06-01-32                            7.000             504,793             572,589


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Home Loan Mortgage Corp. #E01419
 05-01-18                            5.500%           $191,782            $206,923
Federal Home Loan Mortgage Corp. #E93097
 12-01-17                            5.500             621,428             670,338
Federal Home Loan Mortgage Corp. #E98725
 08-01-18                            5.000             323,329             345,409
Federal Home Loan Mortgage Corp. #E99684
 10-01-18                            5.000             739,912             798,687
Federal Home Loan Mortgage Corp. #G01441
 07-01-32                            7.000             694,047             783,932
Federal Home Loan Mortgage Corp.
 CMO I.O. Series 2817 Class SA
 06-15-32                            0.000             370,409(h)           24,447
Federal Home Loan Mortgage Corp.
 CMO I.O. Series 2950 Class SM
 03-15-35                            2.332             461,421(h)           63,239
Federal Home Loan Mortgage Corp.
 CMO I.O. Series 3639 Class SC
 02-15-40                            7.014             674,017(h)           81,820
Federal Home Loan Mortgage Corp.
 CMO Series 1614 Class MZ Trust Series Z
 11-15-23                            6.500              57,220(i)           62,906
Federal Home Loan Mortgage Corp.
 CMO Series 2576 Class KJ
 02-15-33                            5.500              25,764              25,726
Federal National Mortgage Association
 10-01-25                            3.500           1,000,000(k)        1,031,562
 10-01-25                            4.500             600,000(k)          630,937
 10-01-25                            5.000           2,170,000(k)        2,301,048
 12-01-25                            3.500           3,100,000(k)        3,174,592
 10-01-40                            4.000           5,100,000(k)        5,241,841
 10-01-40                            4.500           5,750,000(k)        5,987,187
 10-01-40                            5.500           4,500,000(k)        4,783,361
 10-01-40                            6.000           2,680,000(k)        2,878,486
 10-01-40                            6.500           3,150,000(k)        3,434,483
Federal National Mortgage Association #190988
 06-01-24                            9.000              93,929             102,332
Federal National Mortgage Association #250322
 08-01-25                            7.500             191,860             217,924
Federal National Mortgage Association #254236
 03-01-17                            6.500             308,508             335,111
Federal National Mortgage Association #254383
 06-01-32                            7.500             147,568             168,564
Federal National Mortgage Association #256901
 09-01-37                            6.500             133,719             145,695
Federal National Mortgage Association #545008
 06-01-31                            7.000             730,615             840,099
Federal National Mortgage Association #545869
 07-01-32                            6.500             111,621             125,556
Federal National Mortgage Association #555376
 04-01-18                            4.500             679,240(n)          721,465
Federal National Mortgage Association #555734
 07-01-23                            5.000             576,294             612,309
Federal National Mortgage Association #653730
 09-01-32                            6.500             570,319             643,380
Federal National Mortgage Association #654686
 11-01-32                            6.000             578,862(n)          636,138
Federal National Mortgage Association #662061
 09-01-32                            6.500             330,702             369,000
Federal National Mortgage Association #670387
 08-01-32                            7.000              78,571(n)           89,197
Federal National Mortgage Association #678028
 09-01-17                            6.000           1,036,029           1,122,871
Federal National Mortgage Association #688002
 03-01-33                            5.500             634,160             686,085
Federal National Mortgage Association #688691
 03-01-33                            5.500             255,521             274,541
Federal National Mortgage Association #689093
 07-01-28                            5.500             336,476             361,311
Federal National Mortgage Association #712057
 07-01-18                            4.500             195,934             208,114
Federal National Mortgage Association #720070
 07-01-23                            5.500             929,635           1,001,225
Federal National Mortgage Association #731019
 07-01-33                            5.500             547,136             592,152
Federal National Mortgage Association #732094
 08-01-18                            5.500             394,097             427,216
Federal National Mortgage Association #735382
 04-01-35                            5.000           1,931,396(n)        2,046,489
Federal National Mortgage Association #735579
 06-01-35                            5.000           1,683,090           1,783,386
Federal National Mortgage Association #745079
 12-01-20                            5.000             510,990             545,032
Federal National Mortgage Association #745392
 12-01-20                            4.500             106,903             113,549


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal National Mortgage Association #747584
 11-01-28                            5.500%           $846,202            $908,660
Federal National Mortgage Association #753085
 12-01-33                            6.500             574,635             640,569
Federal National Mortgage Association #768117
 08-01-34                            5.469             211,551(j)          226,017
Federal National Mortgage Association #776962
 04-01-29                            5.000           1,124,518           1,194,621
Federal National Mortgage Association #804442
 12-01-34                            6.500             399,493             444,147
Federal National Mortgage Association #886764
 08-01-36                            6.086              69,421(j)           73,588
Federal National Mortgage Association #895834
 04-01-36                            5.966              98,452(j)          103,437
Federal National Mortgage Association #972006
 02-01-38                            5.500           1,546,419           1,645,250
Federal National Mortgage Association #995753
 05-01-24                            4.500           2,355,855           2,479,853
Federal National Mortgage Association #AD8486
 08-01-40                            5.000           1,995,192(k)        2,101,617
Federal National Mortgage Association
 CMO I.O. Series 2003-44 Class SI
 06-25-33                           14.963             893,142(h)          130,155
Federal National Mortgage Association
 CMO I.O. Series 2003-63 Class IP
 07-25-33                            0.000           1,124,319(h)          204,894
Federal National Mortgage Association
 CMO I.O. Series 2003-71 Class IM
 12-25-31                            3.772             282,600(h)           22,313
Federal National Mortgage Association
 CMO I.O. Series 2004-53 Class QC
 02-25-34                           12.364             422,270(h)           45,593
Federal National Mortgage Association
 CMO I.O. Series 2004-84 Class GI
 12-25-22                            0.000             161,028(h)            7,693
Federal National Mortgage Association
 CMO I.O. Series 2006-33 Class JS
 05-25-36                           11.450             491,735(h)           73,986
Federal National Mortgage Association
 CMO I.O. Series 2007-30 Class MI
 04-25-37                            0.000           1,503,275(h)          238,442
Federal National Mortgage Association
 CMO I.O. Series 2009-87 Class NS
 11-25-39                           14.068             821,992(h)          108,840
Federal National Mortgage Association
 CMO I.O. Series 2010-4 Class SK
 02-25-40                           14.065             713,906(h)           94,110
Government National Mortgage Association
 10-01-40                            4.000           2,000,000(k)        2,067,500
Government National Mortgage Association #604708
 10-15-33                            5.500             655,903             709,365
Government National Mortgage Association #616257
 02-15-34                            5.000             770,942             825,996
Government National Mortgage Association
 CMO I.O. Series 2002-70 Class IC
 08-20-32                            0.000             358,060(h)           40,116
Government National Mortgage Association
 CMO I.O. Series 2002-80 Class CI
 01-20-32                            0.000              12,307(h)              122
Government National Mortgage Association
 CMO I.O. Series 2009-106 Class CM
 01-16-34                           17.212           1,057,061(h)          143,785
Government National Mortgage Association
 CMO I.O. Series 2009-87 Class SK
 08-20-32                            7.700           1,537,012(h)          145,792
Government National Mortgage Association
 CMO I.O. Series 2010-14 Class AV
 02-16-40                           12.891             458,793(h)           69,392
Indymac Index Mortgage Loan Trust
 CMO Series 2006-AR3 Class 2A1B
 03-25-36                            5.422             168,582(j)           94,179
MASTR Alternative Loans Trust
 CMO Series 2004-4 Class 2A1
 05-25-34                            6.000             631,765             631,801
MASTR Alternative Loans Trust
 CMO Series 2004-7 Class 8A1
 08-25-19                            5.000           1,016,301           1,014,348
MASTR Alternative Loans Trust
 CMO Series 2004-8 Class 7A1
 09-25-19                            5.000             549,858             529,944
Wells Fargo Mortgage-Backed Securities Trust
 CMO Series 2004-K Class 2A3
 07-25-34                            4.701              90,989(j)           92,104
                                                                   ---------------
Total                                                                   73,429,689
----------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)

AEROSPACE & DEFENSE (0.1%)
Esterline Technologies Corp.
 08-01-20                            7.000%             $5,000(d)           $5,175
L-3 Communications Corp.
 10-15-15                            6.375             216,000             222,750
Mantech International Corp.
 04-15-18                            7.250              24,000              24,900
Oshkosh Corp.
 03-01-17                            8.250              61,000              65,575
 03-01-20                            8.500              49,000              53,043
                                                                   ---------------
Total                                                                      371,443
----------------------------------------------------------------------------------

AUTOMOTIVE (0.3%)
Ford Motor Co.
 Senior Unsecured Convertible
 11-15-16                            4.250           1,180,000           1,757,775
Lear Corp.
 03-15-18                            7.875             130,000             137,800
 03-15-20                            8.125              49,000              52,185
Tenneco, Inc.
 Senior Notes
 08-15-18                            7.750              32,000(d)           33,120
                                                                   ---------------
Total                                                                    1,980,880
----------------------------------------------------------------------------------

BANKING (1.4%)
Bank of America Corp.
 Senior Unsecured
 05-01-18                            5.650             445,000             471,745
 07-01-20                            5.625             885,000             935,751
Citigroup, Inc.
 Senior Unsecured
 05-15-18                            6.125             990,000           1,080,102
 08-09-20                            5.375             150,000             155,195
Export-Import Bank of Korea
 Senior Unsecured
 10-17-12                            5.500             115,000(c)          123,018
HSBC Holdings PLC
 Subordinated Notes
 06-01-38                            6.800             300,000(c)          347,952
JPMorgan Chase & Co.
 Senior Unsecured
 04-23-19                            6.300             545,000             632,562
 07-22-20                            4.400             485,000             497,130
Morgan Stanley
 Senior Unsecured
 04-01-18                            6.625             145,000             160,755
 07-24-20                            5.500           1,320,000           1,359,888
Santander U.S. Debt SA Unipersonal
 Bank Guaranteed
 10-07-15                            3.781             400,000(c,d,k)      399,959
The Goldman Sachs Group, Inc.
 Senior Unsecured
 03-15-20                            5.375           1,310,000           1,380,755
The Royal Bank of Scotland PLC
 08-24-20                            5.625             290,000(c)          302,445
The Toronto-Dominion Bank
 07-29-15                            2.200             785,000(c,d)        802,511
                                                                   ---------------
Total                                                                    8,649,768
----------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings, Inc.
 Senior Unsecured
 05-02-18                            6.875             785,000(b,q)        184,475
----------------------------------------------------------------------------------

CHEMICALS (0.4%)
Airgas, Inc.
 10-01-18                            7.125             190,000(d)          209,475
Ashland, Inc.
 06-01-17                            9.125              75,000              85,875
Celanese U.S. Holdings LLC
 10-15-18                            6.625             104,000(d)          106,080
CF Industries, Inc.
 05-01-18                            6.875             205,000             220,375
 05-01-20                            7.125              30,000              32,738
Chemtura Corp.
 Senior Unsecured
 06-01-16                            6.875             172,000(b,q)        197,800
Hexion U.S. Finance Corp./Nova Scotia ULC
 Senior Secured
 02-01-18                            8.875              30,000              29,400
Invista
 05-01-12                            9.250              47,000(d)           47,646
LyondellBasell Industries
 Senior Secured
 11-01-17                            8.000             237,000(d)          258,626
 05-01-18                           11.000              21,000              23,231


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
CHEMICALS (CONT.)
Nalco Co.
 Senior Notes
 05-15-17                            8.250%           $232,000            $256,360
Nova Chemicals Corp.
 Senior Unsecured
 11-01-16                            8.375              53,000(c)           55,783
The Dow Chemical Co.
 Senior Unsecured
 05-15-19                            8.550             810,000           1,022,779
                                                                   ---------------
Total                                                                    2,546,168
----------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (0.1%)
Case New Holland, Inc.
 Senior Notes
 12-01-17                            7.875             128,000(d)          140,160
The Manitowoc Co., Inc.
 11-01-13                            7.125             200,000             199,500
                                                                   ---------------
Total                                                                      339,660
----------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Jarden Corp.
 05-01-16                            8.000             130,000             138,450
NBTY, Inc.
 10-01-18                            9.000              10,000(d,k)         10,500
Spectrum Brands Holdings, Inc.
 Senior Secured
 06-15-18                            9.500              80,000(d)           86,800
                                                                   ---------------
Total                                                                      235,750
----------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (--%)
Pinafore LLC/Inc.
 Senior Secured
 10-01-18                            9.000              15,000(d)           15,713
SPX Corp.
 09-01-17                            6.875             125,000(d)          132,500
                                                                   ---------------
Total                                                                      148,213
----------------------------------------------------------------------------------

ELECTRIC (3.0%)
Arizona Public Service Co.
 Senior Unsecured
 10-15-11                            6.375              15,000              15,804
 08-01-16                            6.250             260,000             302,450
CenterPoint Energy Houston Electric LLC
 03-01-14                            7.000             560,000             661,126
CMS Energy Corp.
 Senior Unsecured
 12-15-15                            6.875             225,000             249,411
 02-01-20                            6.250             180,000             189,900
Consumers Energy Co.
 1st Mortgage
 03-15-15                            5.000              25,000              27,884
 02-15-17                            5.150             150,000             168,387
Dominion Resources, Inc.
 Senior Unsecured
 11-15-16                            5.600             110,000             128,823
 08-01-33                            5.250             800,000             918,654
DTE Energy Co.
 Senior Unsecured
 05-15-14                            7.625             915,000           1,087,887
Duke Energy Corp.
 Senior Unsecured
 02-01-14                            6.300             520,000             594,085
KCP&L Greater Missouri Operations Co.
 Senior Unsecured
 07-01-12                           11.875             125,000             143,846
Majapahit Holding BV
 10-17-16                            7.750             100,000(c,d)        117,000
Metropolitan Edison Co.
 Senior Unsecured
 03-15-13                            4.950             140,000             148,123
Midwest Generation LLC
 Pass-Through Certificates
 01-02-16                            8.560             308,913             305,437
Nevada Power Co.
 01-15-15                            5.875             300,000             344,012
 05-15-18                            6.500             290,000             349,462
 08-01-18                            6.500             505,000             607,205
 09-15-40                            5.375              35,000              35,988
Nisource Finance Corp.
 03-01-13                            6.150           1,075,000           1,181,068
 07-15-14                            5.400             220,000             244,479
 09-15-17                            5.250           1,080,000           1,181,129
 09-15-20                            5.450             540,000             585,274
NRG Energy, Inc.
 02-01-16                            7.375             440,000             452,650


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Ohio Edison Co.
 Senior Unsecured
 05-01-15                            5.450%           $110,000            $123,143
Ohio Power Co.
 Senior Unsecured
 06-01-16                            6.000             265,000             308,200
Oncor Electric Delivery Co. LLC
 Senior Secured
 09-30-40                            5.250             195,000(d)          198,621
PacifiCorp
 1st Mortgage
 09-15-13                            5.450             285,000             317,846
PPL Electric Utilities Corp.
 1st Mortgage
 11-30-13                            7.125             585,000             688,670
Progress Energy, Inc.
 Senior Unsecured
 03-15-14                            6.050             300,000             341,564
 12-01-39                            6.000             150,000             171,914
Sierra Pacific Power Co.
 05-15-16                            6.000           1,555,000           1,815,450
Tampa Electric Co.
 Senior Unsecured
 05-15-18                            6.100             455,000             537,861
The Cleveland Electric Illuminating Co.
 1st Mortgage
 11-15-18                            8.875           1,515,000           2,020,076
The Detroit Edison Co.
 Senior Secured
 10-01-13                            6.400             470,000             537,988
The Toledo Edison Co.
 1st Mortgage
 05-01-20                            7.250              95,000             119,636
The Toledo Edison Co.
 Senior Secured
 05-15-37                            6.150             195,000             216,456
TransAlta Corp.
 Senior Unsecured
 01-15-15                            4.750             375,000(c)          406,217
 03-15-40                            6.500             230,000(c)          249,566
                                                                   ---------------
Total                                                                   18,093,292
----------------------------------------------------------------------------------

ENTERTAINMENT (--%)
Regal Cinemas Corp.
 07-15-19                            8.625              75,000              78,656
Speedway Motorsports, Inc.
 06-01-16                            8.750             155,000             165,075
                                                                   ---------------
Total                                                                      243,731
----------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.9%)
Anheuser-Busch InBev Worldwide, Inc.
 01-15-14                            7.200             345,000(d)          402,018
 11-15-14                            5.375             995,000(d)        1,116,836
Bacardi Ltd.
 04-01-14                            7.450              95,000(c,d)        112,339
Cott Beverages USA, Inc.
 09-01-18                            8.125              14,000(d)           14,823
Del Monte Corp.
 10-15-19                            7.500             145,000             156,419
Kraft Foods, Inc.
 Senior Unsecured
 08-11-17                            6.500             970,000           1,161,036
 02-01-18                            6.125             455,000             536,447
SABMiller PLC
 Senior Unsecured
 01-15-14                            5.700           1,380,000(c,d)      1,547,825
 07-15-18                            6.500             310,000(c,d)        373,112
                                                                   ---------------
Total                                                                    5,420,855
----------------------------------------------------------------------------------

GAMING (--%)
MGM Resorts International
 Senior Secured
 11-15-17                           11.125             120,000             136,650
----------------------------------------------------------------------------------

GAS DISTRIBUTORS (--%)
Energy Transfer Equity LP
 10-15-20                            7.500             115,000             121,038
----------------------------------------------------------------------------------

GAS PIPELINES (1.4%)
CenterPoint Energy Resources Corp.
 Senior Unsecured
 02-15-11                            7.750             915,000             937,822
 04-01-13                            7.875             340,000             391,510
Colorado Interstate Gas Co.
 Senior Unsecured
 11-15-15                            6.800           2,607,000           3,072,140


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
GAS PIPELINES (CONT.)
El Paso Corp.
 Senior Unsecured
 09-15-20                            6.500%           $110,000(d)         $111,925
Northwest Pipeline GP
 Senior Unsecured
 06-15-16                            7.000             230,000             277,722
 04-15-17                            5.950             795,000             909,426
Regency Energy Partners LP/Finance Corp.
 12-15-13                            8.375              10,000              10,425
 06-01-16                            9.375              65,000(d)           71,500
Southern Natural Gas Co.
 Senior Unsecured
 04-01-17                            5.900           1,085,000(d)        1,190,942
Southern Star Central Corp.
 Senior Notes
 03-01-16                            6.750             255,000             257,550
Transcontinental Gas Pipe Line Co. LLC
 Senior Unsecured
 08-15-11                            7.000             385,000             404,531
 04-15-16                            6.400             846,000             988,829
                                                                   ---------------
Total                                                                    8,624,322
----------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Cardinal Health, Inc.
 Senior Unsecured
 06-15-12                            5.650             415,000             444,247
CHS/Community Health Systems, Inc.
 07-15-15                            8.875              45,000              47,813
HCA, Inc.
 Senior Secured
 09-15-20                            7.250             365,000             390,550
LifePoint Hospitals, Inc.
 10-01-20                            6.625              30,000(d)           30,600
Omnicare, Inc.
 06-01-13                            6.125              40,000              40,100
Select Medical Corp.
 02-01-15                            7.625             109,000             106,411
                                                                   ---------------
Total                                                                    1,059,721
----------------------------------------------------------------------------------

HOME CONSTRUCTION (--%)
K Hovnanian Enterprises, Inc.
 Senior Secured
 10-15-16                           10.625             190,000             190,238
----------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Anadarko Petroleum Corp.
 Senior Unsecured
 09-15-16                            5.950             880,000             960,897
Chesapeake Energy Corp.
 08-15-20                            6.625             220,000             229,900
Continental Resources, Inc.
 04-01-21                            7.125              15,000(d)           15,488
Denbury Resources, Inc.
 04-01-13                            7.500              70,000              71,225
 03-01-16                            9.750             135,000             151,538
EnCana Corp.
 Senior Unsecured
 11-01-11                            6.300           1,335,000(c)        1,408,572
EXCO Resources, Inc.
 09-15-18                            7.500              70,000              69,388
Forest Oil Corp.
 02-15-14                            8.500             285,000             311,363
Petrohawk Energy Corp.
 08-01-14                           10.500              90,000             101,250
 08-15-18                            7.250              25,000(d)           25,500
Pioneer Natural Resources Co.
 Senior Unsecured
 01-15-20                            7.500              10,000              11,000
QEP Resources, Inc.
 Senior Unsecured
 03-01-21                            6.875              70,000              75,775
Quicksilver Resources, Inc.
 08-01-15                            8.250             161,000             170,258
Range Resources Corp.
 05-15-19                            8.000             345,000             376,912
Woodside Finance Ltd.
 11-10-14                            4.500             515,000(c,d)        552,321
                                                                   ---------------
Total                                                                    4,531,387
----------------------------------------------------------------------------------

INTEGRATED ENERGY (0.1%)
Hess Corp.
 Senior Unsecured
 02-15-41                            5.600             490,000             510,654
Petro-Canada
 Senior Unsecured
 07-15-13                            4.000              65,000(c)           68,896


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
INTEGRATED ENERGY (CONT.)
TNK-BP Finance SA
 03-13-18                            7.875%           $100,000(c,d)       $112,500
                                                                   ---------------
Total                                                                      692,050
----------------------------------------------------------------------------------

LODGING (--%)
Wyndham Worldwide Corp.
 Senior Unsecured
 12-01-16                            6.000              20,000              20,864
 02-01-18                            5.750              38,000              38,121
                                                                   ---------------
Total                                                                       58,985
----------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Cablevision Systems Corp.
 Senior Unsecured
 09-15-17                            8.625             180,000             198,000
CCO Holdings LLC/Capital Corp.
 04-30-18                            7.875              57,000(d)           59,138
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                            8.000              90,000(d)           95,400
Comcast Corp.
 07-01-39                            6.550             460,000             520,733
CSC Holdings LLC
 Senior Unsecured
 02-15-18                            7.875              35,000              38,194
DIRECTV Holdings LLC/Financing Co., Inc.
 02-15-16                            3.125             825,000             833,031
DISH DBS Corp.
 02-01-16                            7.125             240,000             252,300
 09-01-19                            7.875             145,000             156,056
Virgin Media Secured Finance PLC
 Senior Secured
 01-15-18                            6.500             200,000(c)          211,000
                                                                   ---------------
Total                                                                    2,363,852
----------------------------------------------------------------------------------

MEDIA NON-CABLE (0.7%)
Entravision Communications Corp.
 Senior Secured
 08-01-17                            8.750             120,000(d)          123,300
Intelsat Jackson Holdings SA
 Senior Unsecured
 10-15-20                            7.250             140,000(c,d)        140,700
Lamar Media Corp.
 04-01-14                            9.750             153,000             175,185
 04-15-18                            7.875              31,000              32,550
NBC Universal, Inc.
 Senior Unsecured
 04-01-41                            5.950             395,000(d,k)        406,301
Reed Elsevier Capital, Inc.
 08-01-11                            6.750             855,000             897,568
RR Donnelley & Sons Co.
 Senior Unsecured
 04-01-14                            4.950             150,000             155,628
 01-15-17                            6.125           1,680,000           1,758,934
TCM Sub LLC
 01-15-15                            3.550             740,000(d)          779,424
                                                                   ---------------
Total                                                                    4,469,590
----------------------------------------------------------------------------------

METALS (0.3%)
ArcelorMittal
 Senior Unsecured
 06-01-19                            9.850             980,000(c)        1,259,599
Arch Coal, Inc.
 10-01-20                            7.250               7,000               7,385
Arch Western Finance LLC
 07-01-13                            6.750              87,000              87,979
Consol Energy, Inc.
 04-01-17                            8.000              60,000(d)           64,950
 04-01-20                            8.250             195,000(d)          212,550
Peabody Energy Corp.
 09-15-20                            6.500             100,000             107,625
United States Steel Corp.
 Senior Unsecured
 04-01-20                            7.375             157,000             163,673
                                                                   ---------------
Total                                                                    1,903,761
----------------------------------------------------------------------------------

NON-CAPTIVE DIVERSIFIED (0.3%)
Ally Financial, Inc.
 03-15-20                            8.000             251,000(d)          274,218
CIT Group, Inc.
 Senior Secured
 05-01-16                            7.000             270,000             265,950
Ford Motor Credit Co. LLC
 Senior Unsecured
 08-15-17                            6.625             110,000             117,425


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)
NON-CAPTIVE DIVERSIFIED (CONT.)
General Electric Capital Corp.
 Senior Unsecured
 01-10-39                            6.875%         $1,170,000          $1,343,622
                                                                   ---------------
Total                                                                    2,001,215
----------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Expro Finance Luxembourg SCA
 Senior Secured
 12-15-16                            8.500             137,000(c,d)        129,632
Gazprom Via Gaz Capital SA
 Senior Unsecured
 11-22-16                            6.212             200,000(c,d)        213,000
Weatherford International Ltd.
 09-15-40                            6.750             285,000(c)          294,801
                                                                   ---------------
Total                                                                      637,433
----------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (--%)
Cardtronics, Inc.
 09-01-18                            8.250              90,000              94,050
----------------------------------------------------------------------------------

OTHER INDUSTRY (--%)
Valmont Industries, Inc.
 04-20-20                            6.625             267,000             273,776
----------------------------------------------------------------------------------

PACKAGING (0.1%)
Ball Corp.
 03-15-18                            6.625              30,000              31,575
 09-01-19                            7.375              35,000              38,063
 09-15-20                            6.750              97,000             103,063
Crown Americas LLC/Capital Corp.
 11-15-15                            7.750             115,000             119,743
Crown Americas LLC/Capital Corp. II
 05-15-17                            7.625             100,000             108,000
Greif, Inc.
 Senior Unsecured
 02-01-17                            6.750              80,000              82,500
Reynolds Group Issuer, Inc./LLC
 Senior Secured
 10-15-16                            7.750             109,000(d)          111,725
                                                                   ---------------
Total                                                                      594,669
----------------------------------------------------------------------------------

PAPER (0.1%)
Cascades, Inc.
 12-15-17                            7.750             200,000(c)          208,500
Georgia-Pacific LLC
 01-15-15                            7.000              75,000(d)           78,000
 01-15-17                            7.125             130,000(d)          137,638
Graphic Packaging International, Inc.
 06-15-17                            9.500              60,000              63,900
 10-01-18                            7.875              17,000              17,425
                                                                   ---------------
Total                                                                      505,463
----------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)
Valeant Pharmaceuticals International
 10-01-20                            7.000             255,000(d)          260,738
Valeant Pharmaceuticals International
 Senior Notes
 10-01-17                            6.750              25,000(d)           25,500
Warner Chilcott Co. LLC/Finance
 09-15-18                            7.750              54,000(c,d)         55,485
                                                                   ---------------
Total                                                                      341,723
----------------------------------------------------------------------------------

RAILROADS (0.1%)
CSX Corp.
 Senior Unsecured
 03-15-12                            6.300             380,000             407,392
----------------------------------------------------------------------------------

RESTAURANTS (--%)
Yum! Brands, Inc.
 Senior Unsecured
 11-15-37                            6.875              80,000              95,656
----------------------------------------------------------------------------------

RETAILERS (0.2%)
CVS Caremark Corp.
 Senior Unsecured
 06-01-17                            5.750             410,000             470,510
Home Depot, Inc.
 Senior Notes
 09-15-40                            5.400             280,000             279,651
QVC, Inc.
 Senior Secured
 04-15-17                            7.125             131,000(d)          134,930
 10-15-20                            7.375             131,000(d)          134,930
Toys R Us -- Delaware, Inc.
 Senior Secured
 09-01-16                            7.375             130,000(d)          133,900
                                                                   ---------------
Total                                                                    1,153,921
----------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON        PRINCIPAL
ISSUER                               RATE           AMOUNT                VALUE(a)

TECHNOLOGY (0.1%)
Amkor Technology, Inc.
 Senior Unsecured
 05-01-18                            7.375%           $101,000(d)         $102,263
Brocade Communications Systems, Inc.
 Senior Secured
 01-15-18                            6.625             201,000(d)          208,035
 01-15-20                            6.875              27,000(d)           28,215
                                                                   ---------------
Total                                                                      338,513
----------------------------------------------------------------------------------

TEXTILE (--%)
Phillips-Van Heusen Corp.
 Senior Unsecured
 05-15-20                            7.375              45,000              47,419
----------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
ERAC USA Finance LLC
 10-15-37                            7.000           1,090,000(d)        1,255,733
The Hertz Corp.
 10-15-18                            7.500              55,000(d)           54,794
                                                                   ---------------
Total                                                                    1,310,527
----------------------------------------------------------------------------------

WIRELESS (0.3%)
CC Holdings GS V LLC/Crown Castle GS III Corp.
 Senior Secured
 05-01-17                            7.750             365,000(d)          403,325
Cricket Communications, Inc.
 Senior Secured
 05-15-16                            7.750             109,000             115,676
MetroPCS Wireless, Inc.
 09-01-18                            7.875              45,000              46,125
Nextel Communications, Inc.
 08-01-15                            7.375             145,000             145,725
SBA Telecommunications, Inc.
 08-15-16                            8.000              95,000             102,125
 08-15-19                            8.250             130,000             143,000
Sprint Nextel Corp.
 Senior Unsecured
 08-15-17                            8.375             170,000             184,450
United States Cellular Corp.
 Senior Unsecured
 12-15-33                            6.700             880,000             923,835
                                                                   ---------------
Total                                                                    2,064,261
----------------------------------------------------------------------------------

WIRELINES (1.8%)
AT&T, Inc.
 Senior Unsecured
 03-15-11                            6.250           1,630,000           1,671,207
 02-15-39                            6.550           1,245,000           1,447,903
Embarq Corp.
 Senior Unsecured
 06-01-36                            7.995             940,000             999,435
Frontier Communications Corp.
 Senior Unsecured
 04-15-15                            7.875              32,000              34,560
 04-15-17                            8.250              81,000              88,594
 04-15-20                            8.500              66,000              72,848
Qwest Communications International, Inc.
 04-01-18                            7.125             150,000(d)          157,500
Telecom Italia Capital SA
 07-18-36                            7.200             640,000(c)          688,186
Telefonica Emisiones SAU
 01-15-15                            4.949             990,000(c)        1,083,240
TELUS Corp.
 Senior Unsecured
 06-01-11                            8.000             935,000(c)          979,072
tw telecom holdings, inc.
 03-01-18                            8.000              89,000              93,228
Verizon New York, Inc.
 Senior Unsecured
 04-01-12                            6.875           1,705,000           1,839,063
 04-01-32                            7.375           1,115,000           1,315,658
Verizon Pennsylvania, Inc.
 Senior Unsecured
 11-15-11                            5.650             190,000             199,623
Windstream Corp.
 08-01-16                            8.625              87,000              92,003
 11-01-17                            7.875             346,000             360,705
                                                                   ---------------
Total                                                                   11,122,825
----------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $223,835,911)                                                  $233,290,978
----------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

SENIOR LOANS (0.2%)(m)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CONSUMER PRODUCTS (--%)
Visant Corp.
 Tranche B Term Loan
 12-22-16                            7.000%           $135,000               $135,563
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.1%)
U.S. Foodservice
 Term Loan
 07-03-14                            2.760             442,718                400,411
-------------------------------------------------------------------------------------

MEDIA NON-CABLE (0.1%)
Nielsen Finance LLC
 Tranche C Term Loan
 05-01-16                            4.008             411,661                397,512
-------------------------------------------------------------------------------------

WIRELINES (--%)
Fairpoint Communications, Inc.
 Tranche B Term Loan
 03-31-15                            1.750             415,191(b,q)           267,703
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $1,165,854)                                                         $1,201,189
-------------------------------------------------------------------------------------




MONEY MARKET FUND (1.6%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.245%                9,940,580(r)          $9,940,580
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $9,940,580)                                                         $9,940,580
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.1%)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS(S)
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $6,932,480                          0.300%          $6,932,422            $6,932,422
Merrill Lynch Government Securities Income
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $10,000,083                         0.300           10,000,000            10,000,000
Pershing LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $2,000,028                          0.500            2,000,000             2,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $18,932,422)                                                       $18,932,422
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $576,259,643)(t)                                                  $658,831,563
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2010



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Long Bond, 20-year          28         $3,744,125    Dec. 2010          $18,710
U.S. Treasury Note, 2-
  year                          (25)        (5,487,109)   Jan. 2011           (8,632)
U.S. Treasury Note, 5-
  year                         (146)       (17,646,610)   Jan. 2011         (135,485)
U.S. Treasury Note, 10-
  year                          (99)       (12,478,641)   Dec. 2010         (177,993)
U.S. Treasury Ultra
  Bond, 30-year                 (20)        (2,825,625)   Dec. 2010           26,533
------------------------------------------------------------------------------------
Total                                                                      $(276,867)
------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR   -- American Depositary Receipt
     BRL   -- Brazilian Real
     CMO   -- Collateralized Mortgage Obligation
     IDR   -- Indonesian Rupiah
     I.O.  -- Interest Only
     MXN   -- Mexican Peso


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 9.69% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2010, the value of these securities amounted to $37,713,556 or 6.24% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer and/or guarantor of the issue:

     AGM    --   Assured Guaranty Municipal Corporation
     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company
     NPFGC  --   National Public Finance Guarantee Corporation
     XLCA   --   XL Capital Assurance




--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2010.

(i) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(j) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2010.

(k) At Sept. 30, 2010, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $38,247,620. See Note 2 to the financial statements.

(l) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at Sept. 30, 2010:

                              PRINCIPAL   SETTLEMENT    PROCEEDS
     SECURITY                  AMOUNT        DATE      RECEIVABLE       VALUE
     --------------------------------------------------------------------------
     Federal National
       Mortgage Association
       10-01-40 5.000%       $1,000,000    10-13-10    $1,052,969    $1,052,500


(m) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(n) At Sept. 30, 2010, investments in securities included securities valued at $338,643 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
36  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(o) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(p) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(q)  This position is in bankruptcy.

(r) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(s) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $3,395,693
Freddie Mac Gold Pool                             3,675,377
-----------------------------------------------------------
Total market value of collateral securities      $7,071,070
-----------------------------------------------------------


MERRILL LYNCH GOVERNMENT SECURITIES INCOME
(0.300%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $5,278,330
Fannie Mae REMICS                                 3,127,380
Government National Mortgage Association          1,794,305
-----------------------------------------------------------
Total market value of collateral securities     $10,200,015
-----------------------------------------------------------




--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.500%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                    $821,787
Fannie Mae REMICS                                    77,841
Fannie Mae Whole Loan                                 2,161
Federal National Mortgage Association               115,037
Freddie Mac Gold Pool                               235,110
Freddie Mac Non Gold Pool                            44,601
Freddie Mac REMICS                                  193,361
Ginnie Mae I Pool                                   161,446
Ginnie Mae II Pool                                   83,354
Government National Mortgage Association             18,408
United States Treasury Inflation Indexed
  Bonds                                                  29
United States Treasury Note/Bond                    248,518
United States Treasury Strip Coupon                   1,658
United States Treasury Strip Principal               36,689
-----------------------------------------------------------
Total market value of collateral securities      $2,040,000
-----------------------------------------------------------



(t) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $588,356,224 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $80,271,859
     Unrealized depreciation                          (9,796,520)
     -----------------------------------------------------------
     Net unrealized appreciation                     $70,475,339
     -----------------------------------------------------------








--------------------------------------------------------------------------------
38  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                               FAIR VALUE AT SEPT. 30, 2010
                           -------------------------------------------------------------------
                                 LEVEL 1             LEVEL 2
                              QUOTED PRICES           OTHER          LEVEL 3
                                IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS(b)       INPUTS          INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                $395,466,394                $--           $--      $395,466,394
----------------------------------------------------------------------------------------------
Total Equity Securities         395,466,394                 --            --       395,466,394
----------------------------------------------------------------------------------------------
Bonds
  Foreign Government
    Obligations &
    Agencies                             --          5,349,539            --         5,349,539
  U.S. Government
    Obligations &
    Agencies                     24,669,772          2,165,517            --        26,835,289
  Asset-Backed
    Securities                           --         19,282,933       719,211        20,002,144
  Commercial Mortgage-
    Backed Securities                    --         24,319,645            --        24,319,645
  Residential Mortgage-
    Backed Securities                    --         73,429,689            --        73,429,689
  Corporate Debt
    Securities                           --         83,354,672            --        83,354,672
----------------------------------------------------------------------------------------------
Total Bonds                      24,669,772        207,901,995       719,211       233,290,978
----------------------------------------------------------------------------------------------
Other
  Senior Loans                           --          1,201,189            --         1,201,189
  Affiliated Money
    Market Fund(c)                9,940,580                 --            --         9,940,580
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --         18,932,422            --        18,932,422
----------------------------------------------------------------------------------------------
Total Other                       9,940,580         20,133,611            --        30,074,191
----------------------------------------------------------------------------------------------
Investments in
  Securities                    430,076,746        228,035,606       719,211       658,831,563
Derivatives(d)
  Assets
    Futures Contracts                45,243                 --            --            45,243
  Liabilities
    Futures Contracts              (322,110)                                          (322,110)
----------------------------------------------------------------------------------------------
Total                          $429,799,879       $228,035,606      $719,211      $658,554,696
----------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
40  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                       RESIDENTIAL
                                     ASSET-BACKED    MORTGAGE-BACKED
                                      SECURITIES        SECURITIES         TOTAL
----------------------------------------------------------------------------------
Balance as of Sept. 30, 2009            $975,948         $100,000       $1,075,948
  Accrued discounts/premiums             (66,748)            (575)         (67,323)
  Realized gain (loss)                    53,396           (1,075)          52,321
  Change in unrealized
    appreciation (depreciation)*         (23,750)          49,234           25,484
  Sales                                 (884,939)         (40,777)        (925,716)
  Purchases                            1,080,440               --        1,080,440
  Transfers into Level 3                      --               --               --
  Transfers out of Level 3              (415,136)        (106,807)        (521,943)
----------------------------------------------------------------------------------
Balance as of Sept. 30, 2010            $719,211              $--         $719,211
----------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept 30, 2010 was $4,848.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  41

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $547,386,641)                    $  629,958,561
  Affiliated money market fund (identified cost $9,940,580)                    9,940,580
  Investments of cash collateral received for securities on loan
    (identified cost $18,932,422)                                             18,932,422
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $576,259,643)               658,831,563
Foreign currency holdings (identified cost $27,520)                               28,864
Capital shares receivable                                                         60,089
Dividends and accrued interest receivable                                      2,416,389
Receivable for investment securities sold                                     15,971,244
Variation margin receivable on futures contracts                                   1,046
Other receivables (Note 13)                                                      115,089
Other assets                                                                       3,553
----------------------------------------------------------------------------------------
Total assets                                                                 677,427,837
----------------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable $1,052,969)            1,052,500
Disbursements in excess of cash                                                    5,475
Capital shares payable                                                           436,591
Payable for investment securities purchased                                   14,434,319
Payable for securities purchased on a forward-commitment basis                38,247,620
Payable upon return of securities loaned                                      18,932,422
Accrued investment management services fees                                        8,798
Accrued distribution fees                                                          4,250
Accrued transfer agency fees                                                      14,374
Accrued administrative services fees                                                 982
Accrued plan administration services fees                                         20,990
Other accrued expenses                                                           171,581
----------------------------------------------------------------------------------------
Total liabilities                                                             73,329,902
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $  604,097,935
----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $      644,863
Additional paid-in capital                                                 1,083,438,756
Undistributed net investment income                                            1,127,033
Accumulated net realized gain (loss)                                        (563,416,805)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          82,304,088
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $  604,097,935
----------------------------------------------------------------------------------------
*Value of securities on loan                                              $   18,319,584
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
42  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $533,192,271           56,904,635                       $9.37(1)
Class B          $ 12,294,194            1,318,973                       $9.32
Class C          $  9,020,576              970,289                       $9.30
Class R          $     41,338                4,407                       $9.38
Class R4         $ 49,539,635            5,286,958                       $9.37
Class R5         $      9,921                1,059                       $9.37
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.94. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  43

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED SEPT. 30, 2010


INVESTMENT INCOME
Income:
Dividends                                                       9,163,043
Interest                                                        9,230,537
Income distributions from affiliated money market fund             49,597
Income from securities lending -- net                              15,478
Foreign taxes withheld                                            (17,787)
-------------------------------------------------------------------------
Total income                                                   18,440,868
-------------------------------------------------------------------------
Expenses:
Investment management services fees                             3,318,704
Distribution fees
  Class A                                                       1,378,525
  Class B                                                         162,057
  Class C                                                          93,769
  Class R                                                             233
Transfer agency fees
  Class A                                                         930,936
  Class B                                                          29,980
  Class C                                                          16,428
  Class R                                                              26
  Class R4                                                         23,860
  Class R5                                                              5
Administrative services fees                                      368,525
Plan administration services fees
  Class R                                                             109
  Class R4                                                        118,857
Compensation of board members                                      18,399
Custodian fees                                                     62,400
Printing and postage                                               89,943
Registration fees                                                  42,420
Professional fees                                                  37,860
Other                                                              53,108
-------------------------------------------------------------------------
Total expenses                                                  6,746,144
-------------------------------------------------------------------------
Investment income (loss) -- net                                11,694,724

-------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $25,938,217
  Foreign currency transactions                                    (2,332)
  Futures contracts                                            (1,080,451)
  Options contracts written                                       (52,367)
  Swap transactions                                                   672
-------------------------------------------------------------------------
Net realized gain (loss) on investments                        24,803,739
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   15,601,573
-------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          40,405,312
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $52,100,036
-------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  45

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED SEPT. 30,                                                  2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $ 11,694,724  $  16,105,207
Net realized gain (loss) on investments                         24,803,739   (147,181,973)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         15,601,573    114,947,691
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    52,100,036    (16,129,075)
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                    (10,693,767)   (15,558,922)
    Class B                                                       (185,077)      (451,554)
    Class C                                                       (113,185)       (73,760)
    Class R                                                           (551)          (150)
    Class R4                                                      (990,745)    (1,316,620)
    Class R5                                                          (235)           (32)
-----------------------------------------------------------------------------------------
Total distributions                                            (11,983,560)   (17,401,038)

-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
46  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                                                  2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $ 11,505,591  $  15,583,418
  Class B shares                                                 1,449,417      1,936,665
  Class C shares                                                   749,500        918,215
  Class R shares                                                    10,326          3,274
  Class R4 shares                                               10,259,324      6,150,716
  Class R5 shares                                                       --          2,501
Fund merger (Note 12)
  Class A shares                                                       N/A     32,652,478
  Class B shares                                                       N/A        983,753
  Class C shares                                                       N/A      6,350,291
  Class R shares                                                       N/A        114,012
  Class R5 shares                                                      N/A          7,904
Reinvestment of distributions at net asset value
  Class A shares                                                 9,271,360     13,588,045
  Class B shares                                                   179,537        441,333
  Class C shares                                                    92,480         64,987
  Class R shares                                                       105             88
  Class R4 shares                                                  990,716      1,316,581
  Class R5 shares                                                      172             14
Conversions from Class B to Class A
  Class A shares                                                 3,586,967      3,743,806
  Class B shares                                                (3,586,967)    (3,743,806)
Payments for redemptions
  Class A shares                                               (94,141,682)  (101,991,107)
  Class B shares                                                (4,378,302)    (6,370,354)
  Class C shares                                                (1,868,568)    (1,525,009)
  Class R shares                                                   (93,274)           (30)
  Class R4 shares                                              (10,069,995)    (7,809,628)
  Class R5 shares                                                   (1,593)            --
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (76,044,886)   (37,581,853)
-----------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 11)                        1,213             --
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        (35,927,197)   (71,111,966)
Net assets at beginning of year                                640,025,132    711,137,098
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $604,097,935  $ 640,025,132
-----------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                      $  1,127,033  $   1,365,734
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  47

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                    YEAR ENDED SEPT. 30,
CLASS A                                            -----------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007        2006
Net asset value, beginning of period               $8.79      $9.06       $11.46      $10.52       $9.84
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .17        .22          .30         .26         .24
Net gains (losses) (both realized and
 unrealized)                                         .59       (.25)       (2.42)        .95         .68
--------------------------------------------------------------------------------------------------------
Total from investment operations                     .76       (.03)       (2.12)       1.21         .92
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.18)      (.24)        (.28)       (.27)       (.24)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                  .00(a)      --           --          --          --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.37      $8.79        $9.06      $11.46      $10.52
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.69%(b)    .12%      (18.73%)     11.57%       9.46%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                     1.06%      1.02%         .95%       1.07%       1.01%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.89%      2.90%        2.86%       2.31%       2.42%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $533       $567         $634        $929        $959
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                          160%       189%         105%        124%        126%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
48  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS B                                            -----------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007        2006
Net asset value, beginning of period               $8.74      $9.01       $11.39      $10.45       $9.78
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .10        .16          .22         .17         .16
Net gains (losses) (both realized and
 unrealized)                                         .58       (.25)       (2.40)        .95         .67
--------------------------------------------------------------------------------------------------------
Total from investment operations                     .68       (.09)       (2.18)       1.12         .83
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.10)      (.18)        (.20)       (.18)       (.16)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                  .00(a)      --           --          --          --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.32      $8.74        $9.01      $11.39      $10.45
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.86%(b)   (.68%)     (19.35%)     10.78%       8.54%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                     1.82%      1.78%        1.71%       1.84%       1.78%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.11%      2.17%        2.10%       1.53%       1.63%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $12        $18          $26         $52         $70
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                          160%       189%         105%        124%        126%
--------------------------------------------------------------------------------------------------------



                                                                    YEAR ENDED SEPT. 30,
CLASS C                                            -----------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007        2006
Net asset value, beginning of period               $8.72      $8.99       $11.38      $10.44       $9.77
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .10        .15          .22         .17         .16
Net gains (losses) (both realized and
 unrealized)                                         .59       (.24)       (2.41)        .96         .67
--------------------------------------------------------------------------------------------------------
Total from investment operations                     .69       (.09)       (2.19)       1.13         .83
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.11)      (.18)        (.20)       (.19)       (.16)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                  .00(a)      --           --          --          --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.30      $8.72        $8.99      $11.38      $10.44
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       7.95%(b)   (.65%)     (19.41%)     10.86%       8.58%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                     1.81%      1.78%        1.71%       1.82%       1.78%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       1.14%      1.90%        2.11%       1.57%       1.61%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $9         $9           $4          $5          $4
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                          160%       189%         105%        124%        126%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  49

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                     YEAR ENDED SEPT. 30,
CLASS R*                                           ------------------------
PER SHARE DATA                                      2010            2009(e)
Net asset value, beginning of period               $8.78             $8.42
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .13               .01
Net gains (losses) (both realized and
 unrealized)                                         .60               .40
---------------------------------------------------------------------------
Total from investment operations                     .73               .41
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.13)             (.05)
---------------------------------------------------------------------------
Proceeds from regulatory settlement                  .00(a)             --
---------------------------------------------------------------------------
Net asset value, end of period                     $9.38             $8.78
---------------------------------------------------------------------------
TOTAL RETURN                                       8.34%(b)          4.92%
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                     1.42%             1.44%(f)
---------------------------------------------------------------------------
Net investment income (loss)                       1.46%             1.03%(f)
---------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--               $--
---------------------------------------------------------------------------
Portfolio turnover rate(d)                          160%              189%
---------------------------------------------------------------------------



                                                                    YEAR ENDED SEPT. 30,
CLASS R4                                           -----------------------------------------------------
PER SHARE DATA                                      2010       2009        2008        2007        2006
Net asset value, beginning of period               $8.79      $9.06       $11.47      $10.52       $9.84
--------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .18        .24          .32         .27         .26
Net gains (losses) (both realized and
 unrealized)                                         .59       (.25)       (2.44)        .96         .68
--------------------------------------------------------------------------------------------------------
Total from investment operations                     .77       (.01)       (2.12)       1.23         .94
--------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.19)      (.26)        (.29)       (.28)       (.26)
--------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                  .00(a)      --           --          --          --
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.37      $8.79        $9.06      $11.47      $10.52
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       8.83%(b)    .33%      (18.69%)     11.79%       9.65%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               .94%       .87%         .86%        .96%        .83%
--------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            .94%       .82%         .81%        .94%        .83%
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                       2.03%      3.10%        3.01%       2.40%       2.57%
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $50        $45          $47         $66        $139
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                          160%       189%         105%        124%        126%
--------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
50  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                     YEAR ENDED SEPT. 30,
CLASS R5                                           ------------------------
PER SHARE DATA                                      2010            2009(e)
Net asset value, beginning of period               $8.79             $8.42
---------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .21               .03
Net gains (losses) (both realized and
 unrealized)                                         .58               .40
---------------------------------------------------------------------------
Total from investment operations                     .79               .43
---------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.21)             (.06)
---------------------------------------------------------------------------
Proceeds from regulatory settlement                  .00(a)             --
---------------------------------------------------------------------------
Net asset value, end of period                     $9.37             $8.79
---------------------------------------------------------------------------
TOTAL RETURN                                       9.09%(b)          5.14%
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                      .68%              .70%(f)
---------------------------------------------------------------------------
Net investment income (loss)                       2.27%             2.23%(f)
---------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--               $--
---------------------------------------------------------------------------
Portfolio turnover rate(d)                          160%              189%
---------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Rounds to less than $0.01 per share.
(b) During the year ended Sept. 30, 2010, the Fund received proceeds from a regulatory settlement. There was no impact to the total return for each class.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 93%, 110% and 86% for the years ended Sept. 30, 2010, 2009 and 2008, respectively.
(e) For the period from Aug. 3, 2009 (when shares became publicly available) to Sept. 30, 2009.
(f) Annualized.
(g) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Balanced Fund (the Fund) is a series of RiverSource Investment Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

The Fund offers Class A, Class B, Class C, Class R, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class R, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
52  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments,
LLC) (the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available. Swap transactions

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Sept. 30, 2010, foreign currency holdings were entirely comprised of Brazilian reais.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

INVESTMENTS IN LOANS
The senior loans acquired by the Fund typically take the form of a direct lending relationship with the borrower acquired through an assignment of another lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership, or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Loans are typically secured but

--------------------------------------------------------------------------------
54  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


may be unsecured. The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2010, the Fund has outstanding when-issued securities of $36,119,571 and other forward-commitments of $2,128,049.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


commitments outstanding at period end are listed in the Notes to Portfolio of Investments.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid at the end of the calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of

--------------------------------------------------------------------------------
56  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Sept. 30, 2010, the Fund had no outstanding forward foreign currency contracts.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in

--------------------------------------------------------------------------------
58  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. For OTC options contracts, the transaction is also subject to counterparty credit risk.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap transactions to increase or decrease its credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Fund's exposure on a debt security that it owns or in lieu of selling such debt security.

As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Fund will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss). At Sept. 30, 2010, the Fund had no outstanding credit default swap contracts in which the Fund was the purchaser of protection.

As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. At Sept. 30, 2010, the Fund had no outstanding credit default swap contracts in which the Fund was the seller of protection.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to leverage risk, hedging risk, correlation risk and liquidity risk.

Credit default swap transactions are also subject to the risk of the counterparty not fulfilling its obligations under the contract (counterparty credit risk). The Fund attempts to mitigate counterparty credit risk by entering into credit default swap transactions only with counterparties that meet prescribed levels of creditworthiness, as determined by the Investment Manager. The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net market value of all derivative transactions entered into pursuant to the contract between the Fund and

--------------------------------------------------------------------------------
60  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



such counterparty. If the net market value of such derivatives transactions between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty is required to post cash and/or securities as collateral. Market values of derivatives transactions presented in the financial statements are not netted with the market values of other derivatives transactions or with any collateral amounts posted by the Fund or any counterparty.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS                 STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                     AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE           LOCATION          FAIR VALUE
-------------------------------------------------------------------------------------------------
                                                      Net assets -- unrealized
Interest rate                                         depreciation on
  contracts          N/A                      N/A     investments                 $276,867(*)
-------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2010


         AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------
                          FORWARD
                          FOREIGN
                          CURRENCY
RISK EXPOSURE CATEGORY   CONTRACTS    FUTURES     OPTIONS  SWAPS     TOTAL
-----------------------------------------------------------------------------------
Credit contracts          $    --   $        --  $     --   $672  $       672
-----------------------------------------------------------------------------------
Foreign exchange
  contracts                (6,715)           --        --     --       (6,715)
-----------------------------------------------------------------------------------
Interest rate contracts        --    (1,080,451)  (52,367)    --   (1,132,818)
-----------------------------------------------------------------------------------
Total                     $(6,715)  $(1,080,451) $(52,367)  $672  $(1,138,861)
-----------------------------------------------------------------------------------



   CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                      INCOME
----------------------------------------------------------------------------------
                            FORWARD
                            FOREIGN
                            CURRENCY
RISK EXPOSURE CATEGORY     CONTRACTS   FUTURES   OPTIONS   SWAPS     TOTAL
----------------------------------------------------------------------------------
Credit contracts              $--     $      --    $--    $(1,227) $  (1,227)
----------------------------------------------------------------------------------
Foreign exchange
  contracts                    --            --     --         --         --
----------------------------------------------------------------------------------
Interest rate contracts        --      (439,160)    --         --   (439,160)
----------------------------------------------------------------------------------
Total                         $--     $(439,160)   $--    $(1,227) $(440,387)
----------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Sept. 30, 2010, the Fund had no outstanding forward foreign currency contracts. The average gross notional amount of forward foreign currency contracts opened, and subsequently closed, was $1.3 million for the year ended Sept. 30, 2010.

FUTURES
The gross notional amount of long and short contracts outstanding was approximately $3.7 million and $38.4 million, respectively, at Sept. 30, 2010. The monthly average gross notional amounts for long and short contracts were $9.4 million and $32.9 million, respectively, for the year ended Sept. 30, 2010. The fair value of such contracts at Sept. 30, 2010 is set forth in the table above.

SWAPS
At Sept. 30, 2010, the Fund had no outstanding swap contracts. The monthly average gross notional amount for these contracts was $100,000 for the year ended Sept. 30, 2010.


--------------------------------------------------------------------------------
62  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


OPTIONS
At Sept. 30, 2010, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $2.1 million for the year ended Sept. 30, 2010.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.53% to 0.35% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Balanced Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $8,367 for the year ended Sept. 30, 2010. The management fee for the year ended Sept. 30, 2010 was 0.53% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $1,677.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class R5 shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept. 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

CLASS A    CLASS B    CLASS C    CLASS R    CLASS R4    CLASS R5
 0.17%      0.19%      0.18%      0.06%       0.05%       0.05%


Class I shares do not pay transfer agent fees.


--------------------------------------------------------------------------------
64  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Income and Growth Fund, which was acquired by the Fund on Aug. 28, 2009 (Note 12), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Sept. 30, 2010, the Fund's total potential future obligation over the life of the Guaranty is $50,600. The liability remaining at Sept. 30, 2010 for Non-Recurring Charges amounted to $25,601 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at Sept. 30, 2010 is included in other assets in the Statement of Assets and Liabilities at cost of $3,553.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $704,000 and $1,477,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $187,469 for Class A, $15,558 for Class B and $628 for Class C for the year ended Sept. 30, 2010.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $1,021,220,841 and $1,066,867,575, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                           2010       2009(A)
-------------------------------------------------------------------
CLASS A
Sold                                         1,259,131    2,056,909
Fund merger                                        N/A    3,790,662
Converted from Class B(b)                      394,927      449,406
Reinvested distributions                     1,012,658    1,777,237
Redeemed                                   (10,328,454) (13,474,496)
-------------------------------------------------------------------
Net increase (decrease)                     (7,661,738)  (5,400,282)
-------------------------------------------------------------------

CLASS B
Sold                                           158,963      258,491
Fund merger                                        N/A      114,844
Reinvested distributions                        19,796       58,575
Converted to Class A(b)                       (397,546)    (452,665)
Redeemed                                      (483,494)    (855,109)
-------------------------------------------------------------------
Net increase (decrease)                       (702,281)    (875,864)
-------------------------------------------------------------------

CLASS C
Sold                                            82,546      120,181
Fund merger                                        N/A      742,811
Reinvested distributions                        10,205        8,485
Redeemed                                      (206,578)    (204,144)
-------------------------------------------------------------------
Net increase (decrease)                       (113,827)     667,333
-------------------------------------------------------------------

CLASS R(C)
Sold                                             1,144          387
Fund merger                                        N/A       13,244
Reinvested distributions                            11           10
Redeemed                                       (10,386)          (3)
-------------------------------------------------------------------
Net increase (decrease)                         (9,231)      13,638

-------------------------------------------------------------------


--------------------------------------------------------------------------------
66  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                           2010       2009(A)
-------------------------------------------------------------------
CLASS R4
Sold                                         1,119,972      816,184
Reinvested distributions                       108,154      172,015
Redeemed                                    (1,106,012)  (1,032,500)
-------------------------------------------------------------------
Net increase (decrease)                        122,114      (44,301)
-------------------------------------------------------------------

CLASS R5
Sold                                                --          297
Fund merger                                        N/A          918
Reinvested distributions                            19            2
Redeemed                                          (177)          --
-------------------------------------------------------------------
Net increase (decrease)                           (158)       1,217
-------------------------------------------------------------------


(a) Class R and Class R5 are for the period from Aug. 3, 2009 (when shares became publicly available) to Sept. 30, 2009.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at $18,319,584 were on loan, secured by cash collateral of $18,932,422 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $15,478 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Sept. 30, 2010, were as follows:

                                                     CALLS
                                             --------------------
                                              CONTRACTS  PREMIUMS
-----------------------------------------------------------------
Balance Sept. 30, 2009                               --  $     --
Opened                                        9,810,025    44,991
Closed                                       (9,810,025)  (44,991)
-----------------------------------------------------------------
Balance Sept. 30, 2010                               --  $     --
-----------------------------------------------------------------


9. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $182,416,242 and $223,027,656, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.

10. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement,

--------------------------------------------------------------------------------
68  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

11. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Sept. 30, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $1,213, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

12. FUND MERGER

At the close of business on Aug. 28, 2009, RiverSource Balanced Fund acquired the assets and assumed the identified liabilities of Seligman Income and Growth Fund. The reorganization was completed after shareholders approved the plan on June 2, 2009.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The aggregate net assets of RiverSource Balanced Fund immediately before the acquisition were $595,790,887 and the combined net assets immediately after the acquisition were $635,899,325.

The merger was accomplished by a tax-free exchange of 4,464,028 shares of Seligman Income and Growth Fund valued at $40,108,438.

In exchange for the Seligman Income and Growth Fund shares and net assets, RiverSource Balanced Fund issued the following number of shares:

                                                      SHARES
-------------------------------------------------------------
Class A...........................................  3,790,662
Class B...........................................    114,844
Class C...........................................    742,811
Class R...........................................     13,244
Class R5..........................................        918


The components of Seligman Income and Growth Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                             ACCUMULATED     UNDISTRIBUTED
                       TOTAL       CAPITAL     UNREALIZED        NET              NET
                     NET ASSETS     STOCK     APPRECIATION  REALIZED LOSS  INVESTMENT INCOME
--------------------------------------------------------------------------------------------
Seligman Income
and Growth Fund     $40,108,438  $75,569,725   $1,029,733    $(36,494,245)       $3,225


13. LEHMAN BROTHERS HOLDINGS INC. EQUITY-LINKED NOTES

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $696,000) defaulted as of their respective maturity dates, Sept. 14, 2008 and Oct. 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on Sept. 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $67,340 based on the estimated amounts recoverable for the notes and recognized realized losses of $628,660. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a component of interest income in the Statement of Operations. At Sept. 30, 2010, the value of the receivable balances was $115,089,

--------------------------------------------------------------------------------
70  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



which represented 0.02% of the Fund's net assets. The receivable balances for the notes are reported as other receivables in the Statement of Assets and Liabilities.

14. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, investments in partnerships, and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $50,135 and accumulated net realized loss has been decreased by $317,622,470 resulting in a net reclassification adjustment to decrease paid-in capital by $317,672,605.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                          2010         2009
------------------------------------------------------------------
Ordinary income                           $11,983,560  $17,401,038
Long-term capital gain                             --           --


At Sept. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income.................  $   1,316,034
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(551,180,261)
Unrealized appreciation (depreciation)........  $  69,878,543


For federal income tax purposes, the Fund had a capital loss carry-over of $551,180,261 at Sept. 30, 2010, that if not offset by capital gains will expire as follows:

    2011            2012          2016           2017           2018
$368,676,980    $24,886,878    $8,353,706    $38,698,637    $110,564,060


For the year ended Sept. 30, 2010, $294,910,142 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  71

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

15. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements, other than as noted below.

The Board of Directors of the Fund has approved in principle the proposed merger of the Fund into Columbia Balanced Fund. It is currently anticipated that a Special Meeting of Shareholders will be held during the first half of 2011 to vote on the proposal.

16. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's

--------------------------------------------------------------------------------
72  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  73

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
74  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM  -----------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE BALANCED FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Balanced Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Balanced Fund of the RiverSource Investment Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
76  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     77.86%
    Dividends Received Deduction for corporations................     66.79%
    U.S. Government Obligations..................................     18.08%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  77

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD                                                                  OTHER PRESENT OR
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     PAST DIRECTORSHIPS
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   (WITHIN PAST 5 YEARS)
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
-----------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
-----------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
-----------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
-----------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
-----------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries, Inc.
901 S. Marquette Ave.      since 1/1/07,         College                                                  (manufactures irrigation
Minneapolis, MN 55402      Board member                                                                   systems)
Age 71                     since 1/1/02
-----------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67

-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
78  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD                                                                  OTHER PRESENT OR
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     PAST DIRECTORSHIPS
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   (WITHIN PAST 5 YEARS)
-----------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
-----------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil and
Age 69                                                                                                    gas exploration and
                                                                                                          production); OGE Energy
                                                                                                          Corp. (energy and energy
                                                                                                          services)
-----------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera Pharmaceuticals,
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Inc. (biotechnology);
Minneapolis, MN 55402                            Biopharmaceuticals                                       Healthways, Inc. (health
Age 66                                                                                                    management programs)
-----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  79

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


NAME,                      POSITION HELD                                                                  OTHER PRESENT OR
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     PAST DIRECTORSHIPS
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   (WITHIN PAST 5 YEARS)
-----------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
-----------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
80  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 46                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  81

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
82  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  83

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT ---------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business

--------------------------------------------------------------------------------
84  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  85

APPROVAL OF INVESTMENT MANAGEMENT SERVICES AGREEMENT (continued) ---------------

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio

--------------------------------------------------------------------------------
86  RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2010 ANNUAL REPORT  87

NOTES --------------------------------------------------------------------------




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

NOTES --------------------------------------------------------------------------




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

NOTES --------------------------------------------------------------------------




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

NOTES --------------------------------------------------------------------------




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                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

NOTES --------------------------------------------------------------------------




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THIS PAGE IS NOT PART OF THE ANNUAL REPORT

NOTES --------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

RIVERSOURCE BALANCED FUND
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6326 AF (11/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
LARGE GROWTH QUANTITATIVE FUND
(FORMERLY KNOWN AS RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
SEPTEMBER 30, 2010
(Prospectus also enclosed)

COLUMBIA LARGE GROWTH QUANTITATIVE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   28

Statement of Operations............   29

Statements of Changes in Net
  Assets...........................   31

Financial Highlights...............   33

Notes to Financial Statements......   41

Report of Independent Registered
  Public Accounting Firm...........   57

Federal Income Tax Information.....   59

Board Members and Officers.........   60

Approval of Investment Management
  Services Agreement...............   66

Proxy Voting.......................   69



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.



--------------------------------------------------------------------------------
2  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Large Growth Quantitative Fund (the Fund) Class A shares gained
  11.39% (excluding sales charge) for the 12 months ended Sept. 30, 2010.

> The Fund underperformed the 12.65% increase of its benchmark, the Russell
  1000(R) Growth Index, during the same period.

> The Fund outperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which advanced 10.14% during the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2010)
--------------------------------------------------------------------------------


                                                           SINCE
                                                         INCEPTION
                                         1 YEAR  3 YEAR   5/17/07
------------------------------------------------------------------
Columbia Large Growth Quantitative
  Fund
  Class A (excluding sales charge)      +11.39%  -6.54%    -5.05%
------------------------------------------------------------------
Russell 1000 Growth Index (unmanaged)   +12.65%  -4.36%    -2.58%
------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index
  (unmanaged)                           +10.14%  -5.80%    -3.13%
------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2010
                                                           SINCE
Without sales charge                    1 YEAR  3 YEARS  INCEPTION
Class A (inception 5/17/07)            +11.39%   -6.54%   -5.05%
------------------------------------------------------------------
Class B (inception 5/17/07)            +10.63%   -7.22%   -5.74%
------------------------------------------------------------------
Class C (inception 5/17/07)            +10.63%   -7.23%   -5.75%
------------------------------------------------------------------
Class I (inception 5/17/07)            +11.84%   -6.08%   -4.60%
------------------------------------------------------------------
Class R* (inception 5/17/07)           +11.17%   -6.68%   -5.22%
------------------------------------------------------------------
Class R4 (inception 5/17/07)           +11.68%   -6.29%   -4.81%
------------------------------------------------------------------
Class W (inception 8/1/08)             +11.54%     N/A    -1.89%
------------------------------------------------------------------
Class Z (inception 9/27/10)               N/A      N/A    +0.00%**
------------------------------------------------------------------

With sales charge
Class A (inception 5/17/07)             +4.98%   -8.37%   -6.70%
------------------------------------------------------------------
Class B (inception 5/17/07)             +5.63%   -8.15%   -6.58%
------------------------------------------------------------------
Class C (inception 5/17/07)             +9.63%   -7.23%   -5.75%
------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4, Class W and Class Z shares. Class I, Class R and Class R4 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are offered to certain eligible investors.

 *Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. **Not annualized and rounds to less than 0.01%.


--------------------------------------------------------------------------------
4  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
           X              Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Effective July 3, 2010, Brian M. Condon took over as portfolio manager of RiverSource Disciplined Large Cap Growth Fund. Effective September 27, 2010, RiverSource Disciplined Large Cap Growth Fund was renamed Columbia Large Growth Quantitative Fund.

At September 30, 2010, approximately 30% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers (Columbia). As a result of asset allocation decisions by Columbia, it is possible that Columbia Large Growth Quantitative Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 51, Class I capital share transactions for related activity during the most recent fiscal period). Columbia seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Large Growth Quantitative Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information about the Fund's expenses, see the discussions beginning on pages 14 and 46.

Dear Shareholders:

Columbia Large Growth Quantitative Fund (the Fund) Class A shares gained 11.39% (excluding sales charge) for the 12 months ended Sept. 30, 2010. The Fund underperformed the 12.65% increase of the Russell 1000 Growth Index (Russell Index) during the same period. The Fund outperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which advanced 10.14% during the 12-month period.


SECTOR BREAKDOWN(1) (at Sept. 30, 2010)
--------------------------------------------------------------------------------

Consumer Discretionary                     14.4%
------------------------------------------------
Consumer Staples                           10.2%
------------------------------------------------
Energy                                      9.7%
------------------------------------------------
Financials                                  4.3%
------------------------------------------------
Health Care                                 9.8%
------------------------------------------------
Industrials                                13.3%
------------------------------------------------
Information Technology                     31.1%
------------------------------------------------
Materials                                   4.9%
------------------------------------------------





--------------------------------------------------------------------------------
6  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Telecommunication Services                  1.1%
------------------------------------------------
Utilities                                   0.4%
------------------------------------------------
Other(2)                                    0.8%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

  Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------

SIGNIFICANT PERFORMANCE FACTORS
Against a strengthening economic backdrop supported by generally positive data, the equity market rally that had begun in mid-March 2009 continued with little interruption until May 2010. As investor risk aversion had abated significantly, lower quality stocks led the way during these months. Volatility then picked up during the second quarter of 2010 and continued through the end of the annual period. Investor concerns heightened about the sovereign debt crisis in Europe and about the

TOP TEN HOLDINGS(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

Apple, Inc.                                 5.5%
------------------------------------------------
IBM Corp.                                   4.4%
------------------------------------------------
Exxon Mobil Corp.                           3.9%
------------------------------------------------
Microsoft Corp.                             3.6%
------------------------------------------------
Philip Morris International, Inc.           3.0%
------------------------------------------------
Intel Corp.                                 2.7%
------------------------------------------------
Emerson Electric Co.                        2.2%
------------------------------------------------
Hewlett-Packard Co.                         2.0%
------------------------------------------------
United Technologies Corp.                   2.0%
------------------------------------------------
Abbott Laboratories                         2.0%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

trajectory of the nascent global economic recovery. Investors questioned, in part, whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis, as several government and Federal Reserve (Fed) programs expired in March and April 2010. Further, unemployment and housing data indicated persistent weakness. Investors were also uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. The potential of a "double dip" in the recession -- or even of deflation -- became a dominant concern. Still, the markets rallied during September, brushing off the weaker economic news and helping to drive the U.S. equity markets to healthy double-digit gains for the annual period overall.

The Fund's performance was primarily driven by the performance of the three quantitative-based investment themes -- momentum, valuation and quality -- we employed in selecting stocks for the Fund's portfolio. During the annual period, the momentum and quality themes outperformed the Russell Index, but not enough to offset the underperformance of the valuation theme. The momentum theme was helped by solid results in the consumer discretionary and information technology sectors. The quality theme, which is more defensive, benefited from exposure to health care. The valuation theme began the fiscal year strong but became weaker as equity market volatility increased. The primary area of weakness for the valuation theme was the financials sector. It is important to remember that we fully expect the themes we use to take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage that may benefit the Fund in most market environments over the long term.

In managing risk associated with investing in large-cap growth stocks, we use a proprietary risk management system and portfolio optimizer that allow us to combine the recommendations of our stock selection themes and manage our exposure to several key factors, including industry, sector and market capitalization. The portfolio optimizer also places strict limits

--------------------------------------------------------------------------------
8  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


on monthly portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a modest bias toward higher quality stocks due to market volatility. This bias detracted from the Fund's results, particularly in the beginning of the annual period when lower quality stocks led. However, it is well worth noting that this same bias helped during the summer months of 2010 when market volatility heightened. The Fund's themes also positioned the portfolio toward mega-cap, or the largest-cap, stocks, within the Russell Index. This positioning had minimal impact on Fund performance during the annual period.

The Fund's quantitative-based themes led to various sector weightings that, together, detracted from results. The Fund was helped by having only a modest exposure to consumer staples, which lagged the Russell Index. However, this positive was outweighed by the detracting effects of significant allocations to the weaker energy and financials sectors.

Because of our bottom-up investment process, it is not surprising that stock selection was the primary driver of the Fund's performance. Stock selection was particularly strong in the health care, information technology and materials sectors. However, this was more than offset by stock selection in the financials and consumer discretionary sectors, which detracted from the Fund's performance.



  We hold a cautiously
  optimistic view regarding prospects
  for the financial
  markets over the
  remainder of 2010.






--------------------------------------------------------------------------------
                COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

Some stocks that contributed favorably to the Fund's return included APPLE (selected by the momentum theme), MERCK (quality), ALTRIA GROUP (quality), LUBRIZOL (momentum), and UNITED HEALTHCARE (quality). Among individual holdings, the stocks that detracted most from the Fund's results were GOLDMAN SACHS (valuation), EXXON MOBIL (quality and valuation), AEROPOSTALE (valuation), DELL (momentum), and HEWLETT-PACKARD (momentum).

At the end of September, the Fund's largest individual stock holdings included APPLE, IBM (momentum), EXXON MOBIL, MICROSOFT (momentum and quality) and PHILLIP MORRIS (quality).

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative-based theme-driven stock selection during the annual period, the Fund's sector allocations changed somewhat. For example, the Fund's allocation to information technology increased, although this remained a more modest weighting than in the Russell Index. Also, the Fund's already modest exposure to consumer staples compared to the Russell Index became an even greater underweighting.

Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the Russell Index. For instance, the portfolio's weightings by sector and industry are limited to no more than 6% overweighted or underweighted relative to the Russell Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

Perhaps the biggest change made was that a new portfolio management team was put in place toward the end of the annual period. The Fund's principal investment strategies remained based on quantitative analysis, using similar investment themes. However, while we continue to use computer-based models to analyze stocks within sectors, the new team's models are somewhat different from those previously used. We seek to maintain sector weighting neutrality overall relative to the benchmark index, and the models drive stock selection by focusing on factors within three themes -- quality, valuation and momentum. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-

--------------------------------------------------------------------------------
10  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Momentum-theme factors include long-term and short-term momentum measures and estimate revisions.

OUR FUTURE STRATEGY
We hold a cautiously optimistic view regarding prospects for the financial markets over the remainder of 2010. We expect volatility to remain somewhat heightened. We also believe the U.S. economy will continue to recover, albeit at a relatively slow pace, and that inflation should remain under control.

Given this view, we intend to use our quantitative-based themes, as described above, in our stock selection process, seeking to position the Fund's portfolio to take advantage of a shift in underlying market dynamics. At the same time, consistent with our disciplined approach, we remain focused on the long term and maintain the Fund's diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

Brian M. Condon
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Large Growth Quantitative Fund Class A shares (from 5/17/07 to 9/30/10) as compared to the performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2010
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR    5/17/07
COLUMBIA LARGE GROWTH QUANTITATIVE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,498     $7,916
-----------------------------------------------------------------------
     Average annual total return                     +4.98%     -6.70%
-----------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)
     Cumulative value of $10,000                    $11,265     $9,156
-----------------------------------------------------------------------
     Average annual total return                    +12.65%     -2.58%
-----------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,014     $8,983
-----------------------------------------------------------------------
     Average annual total return                    +10.14%     -3.13%
-----------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA LARGE GROWTH QUANTITATIVE FUND LINE GRAPH)


                        COLUMBIA LARGE
                     GROWTH QUANTITATIVE
                          FUND CLASS                            LIPPER LARGE-CAP
                         A (INCLUDES          RUSSELL 1000        GROWTH FUNDS
                        SALES CHARGE)       GROWTH INDEX(1)         INDEX(2)
                     -------------------    ---------------    -----------------
5/17/07                    $9,425               $10,000             $10,000
6/07                        9,444                10,045              10,093
9/07                        9,697                10,468              10,747
12/07                       9,502                10,388              10,779
3/08                        8,383                 9,330               9,569
6/08                        8,524                 9,447               9,668
9/08                        7,197                 8,282               8,285
12/08                       5,628                 6,395               6,317
3/09                        5,363                 6,131               6,081
6/09                        6,187                 7,132               7,097
9/09                        7,106                 8,128               8,156
12/09                       7,621                 8,774               8,749
3/10                        8,115                 9,182               9,125
6/10                        7,078                 8,103               7,990
9/10                        7,916                 9,156               8,983




(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  975.40        $ 6.19(d)      1.25%(d)
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,018.80        $ 6.33(d)      1.25%(d)
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  971.60        $ 9.98(d)      2.02%(d)
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,014.94        $10.20(d)      2.02%(d)
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  971.60        $ 9.89(d)      2.00%(d)
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.04        $10.10(d)      2.00%(d)
----------------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  977.90        $ 3.67          .74%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.36        $ 3.75          .74%
----------------------------------------------------------------------------------------------

Class R
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  974.40        $ 7.52         1.52%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.45        $ 7.69         1.52%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  976.70        $ 5.30         1.07%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.70        $ 5.42         1.07%
----------------------------------------------------------------------------------------------

Class W
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  975.50        $ 5.84         1.18%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.15        $ 5.97         1.18%
----------------------------------------------------------------------------------------------

Class Z
----------------------------------------------------------------------------------------------
  Actual(e)                          $1,000          $1,000.00        $ 0.08         1.02%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.95        $ 5.16         1.02%
----------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became publicly available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

    the class as indicated above, multiplied by the average account value over the period, multiplied by 3/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Sept. 30, 2010: -2.46% for Class A, -2.84% for Class B, -2.84% for Class C, -2.21% for Class I, -2.56% for Class R, -2.33% for Class R4 and -2.45% for Class W.
(d) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.26% for Class A, 2.03% for Class B and 2.01% for Class C. Any amounts waived will not be reimbursed by the Fund. This change is effective Dec. 1, 2010. Had this change been in place for the entire six month period ended Sept. 30, 2010, the actual expenses paid would have been $6.24 for Class A, $10.03 for Class B and $9.93 for Class C; the hypothetical expenses paid would have been $6.38 for Class A, $10.25 for Class B and $10.15 for Class C.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010 of +0.00% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.2%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.6%)
Goodrich Corp.                                           5,009               $369,314
Honeywell International, Inc.                          100,181              4,401,953
Lockheed Martin Corp.                                   52,123              3,715,327
Raytheon Co.                                            61,080              2,791,967
Rockwell Collins, Inc.                                  19,619              1,142,807
United Technologies Corp.                              210,132             14,967,702
                                                                      ---------------
Total                                                                      27,389,070
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
United Parcel Service, Inc., Class B                    77,500              5,168,475
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.3%)
Gentex Corp.                                             7,225(d)             140,960
TRW Automotive Holdings Corp.                           48,459(b)           2,013,956
                                                                      ---------------
Total                                                                       2,154,916
-------------------------------------------------------------------------------------

AUTOMOBILES (0.7%)
Ford Motor Co.                                         414,100(b,d)         5,068,584
-------------------------------------------------------------------------------------

BEVERAGES (1.2%)
Coca-Cola Enterprises, Inc.                             11,840(b)             367,040
Hansen Natural Corp.                                    35,098(b)           1,636,269
Molson Coors Brewing Co., Class B                       13,870                654,941
The Coca-Cola Co.                                      106,462              6,230,156
                                                                      ---------------
Total                                                                       8,888,406
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.1%)
Amgen, Inc.                                            137,093(b)           7,555,195
Cephalon, Inc.                                          15,670(b,d)           978,435
                                                                      ---------------
Total                                                                       8,533,630
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.1%)
Franklin Resources, Inc.                                26,138              2,794,152
The Goldman Sachs Group, Inc.                           89,732             12,973,453
                                                                      ---------------
Total                                                                      15,767,605
-------------------------------------------------------------------------------------

CHEMICALS (3.5%)
Ashland, Inc.                                          199,291              9,719,422
Celanese Corp., Series A                                29,303                940,626
EI du Pont de Nemours & Co.                              8,498                379,181
Lubrizol Corp.                                         125,328             13,281,009
PPG Industries, Inc.                                     7,713                561,506
The Sherwin-Williams Co.                                17,858(d)           1,341,850
                                                                      ---------------
Total                                                                      26,223,594
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.1%)
Avery Dennison Corp.                                     9,491(d)             352,306
Pitney Bowes, Inc.                                     192,980(d)           4,125,912
RR Donnelley & Sons Co.                                647,557             10,982,567
                                                                      ---------------
Total                                                                      15,460,785
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.9%)
Cisco Systems, Inc.                                    209,558(b)           4,589,320
F5 Networks, Inc.                                       17,690(b)           1,836,399
Harris Corp.                                             8,127(d)             359,945
                                                                      ---------------
Total                                                                       6,785,664
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (9.1%)
Apple, Inc.                                            144,711(b)          41,061,745
Dell, Inc.                                             331,451(b)           4,295,605
EMC Corp.                                               47,230(b)             959,241
Hewlett-Packard Co.                                    356,359             14,992,023
NetApp, Inc.                                            18,334(b)             912,850
QLogic Corp.                                            13,137(b,d)           231,737
SanDisk Corp.                                          178,560(b)           6,544,224
                                                                      ---------------
Total                                                                      68,997,425
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONSTRUCTION & ENGINEERING (0.1%)
KBR, Inc.                                               21,760               $536,166
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
American Express Co.                                    69,500              2,921,085
SLM Corp.                                              112,783(b)           1,302,644
                                                                      ---------------
Total                                                                       4,223,729
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Crown Holdings, Inc.                                    21,634(b)             620,030
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
Windstream Corp.                                       544,300(d)           6,689,447
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.4%)
Exelon Corp.                                            64,689              2,754,458
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (2.4%)
Emerson Electric Co.                                   315,956             16,638,243
Hubbell, Inc., Class B                                   7,572                384,279
Rockwell Automation, Inc.                               10,671                658,721
                                                                      ---------------
Total                                                                      17,681,243
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.5%)
Corning, Inc.                                          254,005              4,643,211
Dolby Laboratories, Inc., Class A                      115,855(b,d)         6,581,723
Vishay Intertechnology, Inc.                            27,048(b,d)           261,825
                                                                      ---------------
Total                                                                      11,486,759
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.0%)
Atwood Oceanics, Inc.                                   20,938(b,d)           637,562
Dresser-Rand Group, Inc.                                72,072(b,d)         2,658,736
Halliburton Co.                                        112,341              3,715,117
Noble Corp.                                            101,656(c)           3,434,956
Rowan Companies, Inc.                                  154,985(b,d)         4,705,345
                                                                      ---------------
Total                                                                      15,151,716
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.1%)
Wal-Mart Stores, Inc.                                  159,365              8,529,215
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
The Hershey Co.                                        220,600(d)          10,498,354
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Becton Dickinson and Co.                                50,948              3,775,247
Hill-Rom Holdings, Inc.                                 23,743(d)             852,136
St Jude Medical, Inc.                                   49,700(b)           1,955,198
Varian Medical Systems, Inc.                            11,374(b,d)           688,127
                                                                      ---------------
Total                                                                       7,270,708
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
AmerisourceBergen Corp.                                 60,339(d)           1,849,994
Cardinal Health, Inc.                                   14,982                495,005
CIGNA Corp.                                            173,177              6,196,273
Health Net, Inc.                                        15,303(b)             416,089
Humana, Inc.                                            36,966(b)           1,857,172
Lincare Holdings, Inc.                                  41,514              1,041,586
UnitedHealth Group, Inc.                                85,509              3,002,221
Universal Health Services, Inc., Class B                20,429                793,871
                                                                      ---------------
Total                                                                      15,652,211
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.2%)
Royal Caribbean Cruises Ltd.                            63,081(b,d)         1,988,944
Starbucks Corp.                                        167,159              4,275,927
Wyndham Worldwide Corp.                                 93,291              2,562,704
                                                                      ---------------
Total                                                                       8,827,575
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)
Garmin Ltd.                                             63,316(c,d)         1,921,641
Newell Rubbermaid, Inc.                                 49,733(d)             885,745
Tempur-Pedic International, Inc.                       100,800(b,d)         3,124,799
                                                                      ---------------
Total                                                                       5,932,185
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Kimberly-Clark Corp.                                    22,215              1,445,086
The Procter & Gamble Co.                                43,324              2,598,140
                                                                      ---------------
Total                                                                       4,043,226
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
3M Co.                                                  41,488              3,597,424
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INSURANCE (1.0%)
Aflac, Inc.                                            119,970             $6,203,649
Prudential Financial, Inc.                              21,588              1,169,638
                                                                      ---------------
Total                                                                       7,373,287
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Expedia, Inc.                                           20,706(d)             584,116
priceline.com, Inc.                                      4,728(b)           1,646,952
                                                                      ---------------
Total                                                                       2,231,068
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.9%)
Google, Inc., Class A                                   27,490(b)          14,453,967
-------------------------------------------------------------------------------------

IT SERVICES (6.8%)
Cognizant Technology Solutions Corp., Class A           85,976(b)           5,542,873
DST Systems, Inc.                                       70,138              3,144,988
IBM Corp.                                              247,030             33,136,604
Teradata Corp.                                         227,314(b)           8,765,228
Total System Services, Inc.                             75,077(d)           1,144,173
                                                                      ---------------
Total                                                                      51,733,866
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (--%)
Pharmaceutical Product Development, Inc.                 3,634                 90,087
-------------------------------------------------------------------------------------

MACHINERY (1.7%)
Caterpillar, Inc.                                       70,753(d)           5,566,847
Cummins, Inc.                                           18,848(d)           1,707,252
Deere & Co.                                             42,256              2,948,624
Illinois Tool Works, Inc.                                3,673                172,704
Joy Global, Inc.                                        10,504                738,641
Navistar International Corp.                            14,864(b,d)           648,665
Parker Hannifin Corp.                                   11,471                803,658
                                                                      ---------------
Total                                                                      12,586,391
-------------------------------------------------------------------------------------

MEDIA (2.4%)
DIRECTV, Class A                                       156,800(b)           6,527,584
News Corp., Class A                                    118,537              1,548,093
Omnicom Group, Inc.                                     16,912                667,686
Time Warner, Inc.                                       43,341              1,328,402
Viacom, Inc., Class B                                  224,370              8,119,950
                                                                      ---------------
Total                                                                      18,191,715
-------------------------------------------------------------------------------------

METALS & MINING (1.4%)
Cliffs Natural Resources, Inc.                          17,934              1,146,341
Freeport-McMoRan Copper & Gold, Inc.                    86,761              7,408,522
Walter Energy, Inc.                                     20,464              1,663,519
                                                                      ---------------
Total                                                                      10,218,382
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.7%)
Dollar Tree, Inc.                                      189,139(b,d)         9,222,418
Family Dollar Stores, Inc.                              27,504              1,214,577
Nordstrom, Inc.                                         64,527(d)           2,400,404
                                                                      ---------------
Total                                                                      12,837,399
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.5%)
Xerox Corp.                                            330,069              3,416,214
Zebra Technologies Corp., Class A                        9,781(b,d)           329,033
                                                                      ---------------
Total                                                                       3,745,247
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.7%)
Alpha Natural Resources, Inc.                           86,091(b)           3,542,645
Chevron Corp.                                          149,900             12,149,395
ConocoPhillips                                         148,200              8,511,126
Exxon Mobil Corp.                                      473,748(e)          29,272,888
Forest Oil Corp.                                        69,508(b,d)         2,064,388
SM Energy Co.                                           18,361(d)             687,803
Southwestern Energy Co.                                 55,786(b)           1,865,484
                                                                      ---------------
Total                                                                      58,093,729
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.3%)
Herbalife Ltd.                                         159,119(c,d)         9,602,832
The Estee Lauder Companies, Inc., Class A                2,527                159,782
                                                                      ---------------
Total                                                                       9,762,614
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.5%)

Abbott Laboratories                                    278,895             14,569,474
Eli Lilly & Co.                                        326,419(d)          11,924,086
Forest Laboratories, Inc.                               19,420(b)             600,661
Johnson & Johnson                                       44,466              2,755,113


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
PHARMACEUTICALS (CONT.)
Merck & Co., Inc.                                      312,012            $11,485,162
Perrigo Co.                                             11,776(d)             756,255
                                                                      ---------------
Total                                                                      42,090,751
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (1.1%)
Dun & Bradstreet Corp.                                 108,000(d)           8,007,120
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.4%)
Apartment Investment & Management Co., Class
 A                                                     136,300              2,914,094
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.2%)
CB Richard Ellis Group, Inc., Class A                  100,962(b)           1,845,585
-------------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Ryder System, Inc.                                     196,900(d)           8,421,413
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.2%)
Advanced Micro Devices, Inc.                           158,607(b,d)         1,127,696
Broadcom Corp., Class A                                 45,861(d)           1,623,021
Intel Corp.                                          1,040,189             20,002,834
Marvell Technology Group Ltd.                           62,886(b,c)         1,101,134
National Semiconductor Corp.                            38,800                495,476
ON Semiconductor Corp.                                  77,977(b)             562,214
Teradyne, Inc.                                          59,380(b,d)           661,493
Texas Instruments, Inc.                                506,849(d)          13,755,882
                                                                      ---------------
Total                                                                      39,329,750
-------------------------------------------------------------------------------------

SOFTWARE (5.0%)
Autodesk, Inc.                                          33,365(b,d)         1,066,679
Intuit, Inc.                                            25,100(b)           1,099,631
Microsoft Corp.                                      1,090,190             26,698,753
Oracle Corp.                                           238,211              6,395,965
Synopsys, Inc.                                          35,074(b)             868,783
VMware, Inc., Class A                                   14,217(b,d)         1,207,592
                                                                      ---------------
Total                                                                      37,337,403
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.6%)
Advance Auto Parts, Inc.                               145,174              8,518,810
Bed Bath & Beyond, Inc.                                 20,819(b)             903,753
Best Buy Co., Inc.                                     102,486(d)           4,184,503
Foot Locker, Inc.                                       16,025                232,843
GameStop Corp., Class A                                 26,999(b,d)           532,150
Guess?, Inc.                                            15,352                623,752
Home Depot, Inc.                                        34,470(d)           1,092,010
Limited Brands, Inc.                                   456,706             12,230,587
Lowe's Companies, Inc.                                  26,643                593,872
PetSmart, Inc.                                         187,131(d)           6,549,585
Ross Stores, Inc.                                       54,528(d)           2,978,319
The Gap, Inc.                                          123,514              2,302,301
Tiffany & Co.                                           21,035(d)             988,435
TJX Companies, Inc.                                      4,482                200,032
                                                                      ---------------
Total                                                                      41,930,952
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Coach, Inc.                                            186,823              8,025,916
NIKE, Inc., Class B                                     37,262              2,986,177
Polo Ralph Lauren Corp.                                  3,029                272,186
                                                                      ---------------
Total                                                                      11,284,279
-------------------------------------------------------------------------------------

TOBACCO (4.7%)
Altria Group, Inc.                                     520,649(d)          12,505,989
Philip Morris International, Inc.                      403,300             22,592,866
                                                                      ---------------
Total                                                                      35,098,855
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co.                                            12,987(d)             690,779
WESCO International, Inc.                                1,614(b,d)            63,414
WW Grainger, Inc.                                          591(d)              70,394
                                                                      ---------------
Total                                                                         824,587
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
NII Holdings, Inc.                                      45,504(b)           1,870,214
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $672,471,374)                                                     $746,205,355
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (0.8%)
                                                       SHARES                VALUE(a)

Columbia Short-Term Cash Fund, 0.245%                5,805,209(g)          $5,805,209
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $5,805,209)                                                         $5,805,209
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.9%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (1.7%)
Argento Variable Funding Company LLC
 10-25-10                            0.300%          $3,999,133            $3,999,133
Ebbets Funding LLC
 10-12-10                            0.530            2,998,543             2,998,543
Rhein-Main Securitisation Ltd.
 10-12-10                            0.611            2,995,171             2,995,171
Versailles Commercial Paper LLC
 10-26-10                            0.380            2,997,973             2,997,973
                                                                      ---------------
Total                                                                      12,990,820
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (4.5%)
Banque et Caisse d'Epargne de l'Etat
 11-22-10                            0.307            2,998,415             2,998,415
Caisse des Depots
 12-13-10                            0.345            2,997,386             2,997,386
Credit Agricole
 10-12-10                            0.327            7,000,000             7,000,000
Deutsche Bank AG
 12-06-10                            0.438            3,000,000             3,000,000
Erste Bank der Oesterreichische
 10-01-10                            0.370            1,000,000             1,000,000
KBC Bank NV
 10-13-10                            0.425            2,998,938             2,998,938
La Banque Postale
 11-16-10                            0.345            1,998,832             1,998,832
Natixis
 12-16-10                            0.410            1,997,929             1,997,929
Sumitomo Mitsui Banking Corp.
 10-12-10                            0.290            2,000,000             2,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
 12-16-10                            0.350            1,998,232             1,998,232
United Overseas Bank Ltd.
 10-12-10                            0.280            3,000,000             3,000,000
Westpac Banking Corp.
 11-03-10                            0.298            3,000,000             3,000,000
                                                                      ---------------
Total                                                                      33,989,732
-------------------------------------------------------------------------------------

OTHER SHORT-TERM OBLIGATIONS(0.2%)
Goldman Sachs & Co.
 12-22-10                            0.500            1,000,000             1,000,000
-------------------------------------------------------------------------------------





                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (7.5%)(F)
Cantor Fitzgerald & Co.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $19,000,201                         0.380%          $19,000,000          $19,000,000
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $6,222,566                          0.300             6,222,514            6,222,514
Mizuho Securities USA, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $12,000,133                         0.400            12,000,000           12,000,000
Morgan Stanley
 dated 04-15-10, matures 10-29-10,
 repurchase price
 $7,002,538                          0.450             7,000,000            7,000,000
Pershing LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $12,000,167                         0.500            12,000,000           12,000,000
                                                                      ---------------
Total                                                                      56,222,514
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR
  SECURITIES ON LOAN
(Cost: $104,203,066)                                                     $104,203,066
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $782,479,649)(h)                                                  $856,213,630
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2010



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
S&P 500 Index                    18          $5,115,150    Dec. 2010          $95,450



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 2.14% of net assets.

(d) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) At Sept. 30, 2010, investments in securities included securities valued at $8,947,192 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

CANTOR FITZGERALD & CO. (0.380%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Grantor Trust                            $37,685
Fannie Mae Interest Strip                            92,849
Fannie Mae Pool                                   2,720,781
Fannie Mae Principal Strip                          102,435
Fannie Mae REMICS                                 3,519,759
Fannie Mae Whole Loan                                87,608
FHLMC Multifamily Structured Pass Through
  Certificates                                       31,455
FHLMC Structured Pass Through Securities            170,693
Freddie Mac Non Gold Pool                         1,252,257
Freddie Mac Reference REMIC                          15,645
Freddie Mac REMICS                                  869,034
Freddie Mac Strips                                  155,336
Ginnie Mae I Pool                                   487,151


--------------------------------------------------------------------------------
22  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CANTOR FITZGERALD & CO. (0.380%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Ginnie Mae II Pool                               $1,868,359
Government National Mortgage Association          1,973,186
United States Treasury Inflation Indexed
  Bonds                                             136,197
United States Treasury Note/Bond                  5,010,995
United States Treasury Strip Coupon                 682,141
United States Treasury Strip Principal              135,270
Cash Collateral In Lieu Of Securities                30,553
-----------------------------------------------------------
Total market value of collateral securities     $19,379,389
-----------------------------------------------------------


DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $3,047,961
Freddie Mac Gold Pool                             3,299,004
-----------------------------------------------------------
Total market value of collateral securities      $6,346,965
-----------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.400%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                 $11,101,191
Freddie Mac Gold Pool                               594,813
Freddie Mac Non Gold Pool                           543,996
-----------------------------------------------------------
Total market value of collateral securities     $12,240,000
-----------------------------------------------------------


MORGAN STANLEY (0.450%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Amstel Funding Corp                                $545,752
Argento Variable Fund                               769,052
BTM Capital Corp                                    583,372
Can Ast & Can Ltd                                   566,830
Credit Agricole NA                                  465,079
DnB NOR Bank ASA                                    489,908
Grampian Funding Ltd/LLC                            130,450
Royal Bank Of Scotland                              661,842
Salisbury Rec Co LLC                                769,449
Sheffield Receivable                                545,113
Silver Tower US Fund                                489,797
Solitaire Funding                                   761,073
Straight A Funding                                  572,283
-----------------------------------------------------------
Total market value of collateral securities      $7,350,000

-----------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.500%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $4,930,721
Fannie Mae REMICS                                   467,047
Fannie Mae Whole Loan                                12,968
Federal National Mortgage Association               690,224
Freddie Mac Gold Pool                             1,410,657
Freddie Mac Non Gold Pool                           267,606
Freddie Mac REMICS                                1,160,168
Ginnie Mae I Pool                                   968,676
Ginnie Mae II Pool                                  500,122
Government National Mortgage Association            110,445
United States Treasury Inflation Indexed
  Bonds                                                 177
United States Treasury Note/Bond                  1,491,108
United States Treasury Strip Coupon                   9,947
United States Treasury Strip Principal              220,134
-----------------------------------------------------------
Total market value of collateral securities     $12,240,000
-----------------------------------------------------------



(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(h) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $785,733,997 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $83,854,339
     Unrealized depreciation                         (13,374,706)
     -----------------------------------------------------------
     Net unrealized appreciation                     $70,479,633
     -----------------------------------------------------------





--------------------------------------------------------------------------------
24  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                               FAIR VALUE AT SEPT. 30, 2010
                           -------------------------------------------------------------------
                                 LEVEL 1             LEVEL 2
                              QUOTED PRICES           OTHER          LEVEL 3
                                IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS(b)       INPUTS          INPUTS           TOTAL
----------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                $746,205,355                $--         $--        $746,205,355
----------------------------------------------------------------------------------------------
Total Equity Securities         746,205,355                 --          --         746,205,355
----------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)                5,805,209                 --          --           5,805,209
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --        104,203,066          --         104,203,066
----------------------------------------------------------------------------------------------
Total Other                       5,805,209        104,203,066          --         110,008,275
----------------------------------------------------------------------------------------------
Investments in
  Securities                    752,010,564        104,203,066          --         856,213,630
Derivatives(d)
  Assets
    Futures Contracts                95,450                 --          --              95,450
----------------------------------------------------------------------------------------------
Total                          $752,106,014       $104,203,066         $--        $856,309,080
----------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).



--------------------------------------------------------------------------------
26  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $672,471,374)             $746,205,355
  Affiliated money market fund (identified cost $5,805,209)           5,805,209
  Investments of cash collateral received for securities on loan
    (identified cost $104,203,066)                                  104,203,066
-------------------------------------------------------------------------------
Total investments in securities (identified cost $782,479,649)      856,213,630
Capital shares receivable                                               846,553
Dividends and accrued interest receivable                               982,773
-------------------------------------------------------------------------------
Total assets                                                        858,042,956
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                1,561,842
Payable upon return of securities loaned                            104,203,066
Variation margin payable on futures contracts                            23,814
Accrued investment management services fees                              12,442
Accrued distribution fees                                                 3,700
Accrued transfer agency fees                                             12,601
Accrued administrative services fees                                      1,209
Accrued plan administration services fees                                     6
Other accrued expenses                                                  118,023
-------------------------------------------------------------------------------
Total liabilities                                                   105,936,703
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $752,106,253
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    899,977
Additional paid-in capital                                          645,751,598
Undistributed net investment income                                   3,564,595
Accumulated net realized gain (loss)                                 28,060,652
Unrealized appreciation (depreciation) on investments                73,829,431
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $752,106,253
-------------------------------------------------------------------------------
*Value of securities on loan                                       $101,123,433
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $343,147,336           41,220,512                       $8.32(1)
Class B          $  2,567,787              312,466                       $8.22
Class C          $  1,676,234              203,894                       $8.22
Class I          $228,157,694           27,114,466                       $8.41
Class R          $      8,367                1,000                       $8.37
Class R4         $      8,391                1,000                       $8.39
Class W          $176,537,944           21,144,075                       $8.35
Class Z          $      2,500                  297                       $8.42
------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $8.83. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED SEPT. 30, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $12,231,683
Income distributions from affiliated money market fund                  21,205
Income from securities lending -- net                                  324,793
------------------------------------------------------------------------------
Total income                                                        12,577,681
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                  4,488,490
Distribution fees
  Class A                                                              787,103
  Class B                                                               33,545
  Class C                                                               16,086
  Class R                                                                   40
  Class R3                                                                  18
  Class W                                                              485,706
Transfer agency fees
  Class A                                                              848,242
  Class B                                                                9,667
  Class C                                                                4,425
  Class R                                                                    4
  Class R3                                                                   4
  Class R4                                                                   8
  Class R5                                                                   4
  Class W                                                              386,905
Administrative services fees                                           428,326
Plan administration services fees
  Class R                                                                   18
  Class R3                                                                  18
  Class R4                                                                  30
Compensation of board members                                           21,778
Custodian fees                                                           6,035
Printing and postage                                                   107,534
Registration fees                                                       79,373
Professional fees                                                       34,651
Other                                                                   49,887
------------------------------------------------------------------------------
Total expenses                                                       7,787,897
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                         (59,950)
------------------------------------------------------------------------------
Total net expenses                                                   7,727,947
------------------------------------------------------------------------------
Investment income (loss) -- net                                      4,849,734

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  29

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED SEPT. 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                            $72,590,721
  Futures contracts                                                    568,259
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             73,158,980
Net change in unrealized appreciation (depreciation) on
  investments                                                        6,370,080
------------------------------------------------------------------------------
Net gain (loss) on investments                                      79,529,060
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $84,378,794
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED SEPT. 30,                                                        2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   4,849,734  $  3,293,875
Net realized gain (loss) on investments                               73,158,980   (38,862,731)
Net change in unrealized appreciation (depreciation) on
  investments                                                          6,370,080   114,352,938
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       84,378,794    78,784,082
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                           (1,422,994)     (332,543)
    Class B                                                                   --          (106)
    Class I                                                           (1,465,477)   (1,367,208)
    Class R                                                                   (1)          (11)
    Class R3                                                                 (18)          (32)
    Class R4                                                                 (44)         (130)
    Class R5                                                                 (50)          (48)
    Class W                                                             (991,213)          (22)
  Net realized gain
    Class A                                                                   --          (241)
    Class B                                                                   --           (15)
    Class C                                                                   --            (8)
    Class I                                                                   --          (791)
----------------------------------------------------------------------------------------------
Total distributions                                                   (3,879,797)   (1,701,155)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED SEPT. 30,                                                        2010          2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 158,672,901  $242,193,582
  Class B shares                                                         345,803     1,948,295
  Class C shares                                                         401,898     1,099,876
  Class I shares                                                      32,448,231    70,973,550
  Class R4 shares                                                          5,344         6,699
  Class W shares                                                      63,783,064   176,202,400
  Class Z shares                                                           2,500           N/A
Reinvestment of distributions at net asset value
  Class A shares                                                       1,411,216       328,056
  Class B shares                                                              --           118
  Class C shares                                                              --             3
  Class I shares                                                       1,465,450     1,367,973
  Class R4 shares                                                             15            87
  Class W shares                                                         991,192            --
Conversions from Class B to Class A
  Class A shares                                                         705,058       562,059
  Class B shares                                                        (705,058)     (562,059)
Payments for redemptions
  Class A shares                                                    (127,699,576)  (34,378,931)
  Class B shares                                                        (968,971)     (896,467)
  Class C shares                                                        (444,044)   (1,119,098)
  Class I shares                                                     (34,516,580)  (33,501,487)
  Class R3 shares                                                        (10,000)           --
  Class R4 shares                                                         (5,819)      (19,820)
  Class R5 shares                                                        (10,000)           --
  Class W shares                                                     (97,642,166)  (20,020,053)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions     (1,769,542)  404,184,783
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               78,729,455   481,267,710
Net assets at beginning of year                                      673,376,798   192,109,088
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 752,106,253  $673,376,798
----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   3,564,595  $  2,602,479
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                               YEAR ENDED SEPT. 30,
CLASS A                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(a)
Net asset value, beginning of period                $7.50       $7.65       $10.36       $10.07
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .05          .05          .01
Net gains (losses) (both realized and
 unrealized)                                          .81        (.16)       (2.71)         .28
-----------------------------------------------------------------------------------------------
Total from investment operations                      .85        (.11)       (2.66)         .29
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.04)        (.04)          --
Distributions from realized gains                      --        (.00)(b)     (.01)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.03)       (.04)        (.05)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.32       $7.50        $7.65       $10.36
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.39%      (1.27%)     (25.78%)       2.88%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.23%       1.22%        1.13%        1.44%(d)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.21%       1.22%        1.13%        1.38%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .51%        .71%         .51%         .22%(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $343        $274          $26           $4
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               98%         58%          70%          21%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS B                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(a)
Net asset value, beginning of period                $7.43       $7.58       $10.33       $10.07
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)        .00(b)      (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                          .81        (.15)       (2.69)         .28
-----------------------------------------------------------------------------------------------
Total from investment operations                      .79        (.15)       (2.71)         .26
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --        (.00)(b)     (.03)          --
Distributions from realized gains                      --        (.00)(b)     (.01)          --
-----------------------------------------------------------------------------------------------
Total distributions                                    --        (.00)(b)     (.04)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.22       $7.43        $7.58       $10.33
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.63%      (1.97%)     (26.35%)       2.58%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               2.00%       1.99%        1.89%        2.17%(d)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.98%       1.99%        1.89%        2.14%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        (.30%)      (.02%)       (.25%)       (.49%)(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3          $4           $3          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               98%         58%          70%          21%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
34  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS C                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(a)
Net asset value, beginning of period                $7.43       $7.58       $10.33       $10.07
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)        .00(b)      (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                          .81        (.15)       (2.70)         .28
-----------------------------------------------------------------------------------------------
Total from investment operations                      .79        (.15)       (2.72)         .26
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --          --         (.02)          --
Distributions from realized gains                      --        (.00)(b)     (.01)          --
-----------------------------------------------------------------------------------------------
Total distributions                                    --        (.00)(b)     (.03)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.22       $7.43        $7.58       $10.33
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.63%      (1.98%)     (26.39%)       2.58%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.99%       1.98%        1.90%        2.27%(d)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.96%       1.98%        1.90%        2.13%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        (.25%)       .01%        (.25%)       (.53%)(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2          $2           $2          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               98%         58%          70%          21%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------
PER SHARE DATA                                      2010        2009        2008       2007(a)
Net asset value, beginning of period                $7.57      $7.68       $10.37       $10.07
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08        .08          .08          .03
Net gains (losses) (both realized and
 unrealized)                                          .81       (.14)       (2.71)         .27
----------------------------------------------------------------------------------------------
Total from investment operations                      .89       (.06)       (2.63)         .30
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.05)      (.05)        (.05)          --
Distributions from realized gains                      --       (.00)(b)     (.01)          --
----------------------------------------------------------------------------------------------
Total distributions                                  (.05)      (.05)        (.06)          --
----------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.41      $7.57        $7.68       $10.37
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.84%      (.56%)     (25.50%)       2.98%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                       .71%       .72%         .71%         .95%(d)
----------------------------------------------------------------------------------------------
Net investment income (loss)                        1.00%      1.27%         .89%         .71%(d)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $228       $206         $162          $76
----------------------------------------------------------------------------------------------
Portfolio turnover rate                               98%        58%          70%          21%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
36  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R*                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(a)
Net asset value, beginning of period                $7.53       $7.65       $10.34       $10.07
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02         .03          .03         (.01)
Net gains (losses) (both realized and
 unrealized)                                          .82        (.14)       (2.70)         .28
-----------------------------------------------------------------------------------------------
Total from investment operations                      .84        (.11)       (2.67)         .27
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.00)(b)    (.01)        (.01)          --
Distributions from realized gains                      --        (.00)(b)     (.01)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.00)(b)    (.01)        (.02)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.37       $7.53        $7.65       $10.34
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.17%      (1.38%)     (25.86%)       2.68%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c).
Gross expenses prior to expense
 waiver/reimbursement                               1.50%       1.53%        1.51%        1.98%(d)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.50%       1.45%        1.26%        1.78%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .21%        .53%         .35%        (.15%)(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               98%         58%          70%          21%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R4                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(a)
Net asset value, beginning of period                $7.54       $7.68       $10.36       $10.07
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05         .06          .08          .01
Net gains (losses) (both realized and
 unrealized)                                          .83        (.16)       (2.71)         .28
-----------------------------------------------------------------------------------------------
Total from investment operations                      .88        (.10)       (2.63)         .29
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)       (.04)        (.04)          --
Distributions from realized gains                      --        (.00)(b)     (.01)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.03)       (.04)        (.05)          --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.39       $7.54        $7.68       $10.36
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.68%      (1.10%)     (25.49%)       2.88%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                               1.04%       1.02%        1.00%        1.48%(d)
-----------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                            1.04%        .98%         .81%        1.28%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .63%       1.01%         .84%         .35%(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               98%         58%          70%          21%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS W                                            -------------------------------
PER SHARE DATA                                      2010        2009       2008(f)
Net asset value, beginning of period                $7.52       $7.66        $8.80
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .05          .01
Net gains (losses) (both realized and
 unrealized)                                          .83        (.15)       (1.15)
----------------------------------------------------------------------------------
Total from investment operations                      .87        (.10)       (1.14)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)       (.04)          --
Distributions from realized gains                      --        (.00)(b)       --
----------------------------------------------------------------------------------
Total distributions                                  (.04)       (.04)          --
----------------------------------------------------------------------------------
Net asset value, end of period                      $8.35       $7.52        $7.66
----------------------------------------------------------------------------------
TOTAL RETURN                                       11.54%      (1.18%)     (12.95%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                      1.16%       1.17%        1.13%(d)
----------------------------------------------------------------------------------
Net investment income (loss)                         .55%        .72%         .98%(d)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $177        $188          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                               98%         58%          70%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

                                                   PERIOD ENDED
CLASS Z                                              SEPT. 30,
PER SHARE DATA                                        2010(g)
Net asset value, beginning of period                   $8.42
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .00(b)
Net gains (losses) (both realized and
 unrealized)                                            (.00)(b)
---------------------------------------------------------------
Total from investment operations                         .00(b)
---------------------------------------------------------------
Net asset value, end of period                         $8.42
---------------------------------------------------------------
TOTAL RETURN                                            .00%(h)
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                          .95%(d)
---------------------------------------------------------------
Net investment income (loss)                           3.19%(d)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                  98%
---------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(b) Rounds to less than $0.01 per share.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(g) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.
(h) Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund) (the Fund) is a series of RiverSource Investment Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000(R) Growth Index at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).

At Sept. 30, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R, Class R4 and Class Z shares. At Sept. 30, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 30% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations

--------------------------------------------------------------------------------
42  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income,


--------------------------------------------------------------------------------
44  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
                     Net
                     assets -- unrealiz-
                     ed appreciation on
Equity contracts     investments            $95,450*          N/A              N/A
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2010.


  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                             INCOME
---------------------------------------------------------------
RISK EXPOSURE CATEGORY                                  FUTURES
---------------------------------------------------------------
Equity contracts                                       $568,259
---------------------------------------------------------------




      CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON
               DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------
RISK EXPOSURE CATEGORY                                 FUTURES
--------------------------------------------------------------
Equity contracts                                       $49,310
--------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
The gross notional amount of long contracts outstanding was approximately $5.1 million at Sept. 30, 2010. The monthly average gross notional amount for long contracts was $9.7 million for the year ended Sept. 30, 2010. The fair value of such contracts at Sept. 30, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee

--------------------------------------------------------------------------------
46  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $88,566 for the year ended Sept. 30, 2010. The management fee for the year ended Sept. 30, 2010 was 0.61% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $1,463.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class W shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept. 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

Class A..............................................  0.27%
Class B..............................................  0.29
Class C..............................................  0.28
Class R..............................................  0.05
Class R4.............................................  0.07
Class W..............................................  0.20


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010,

--------------------------------------------------------------------------------
48  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $157,000 and $11,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $64,288 for Class A, $1,953 for Class B and $35 for Class C for the year ended Sept. 30, 2010.

Expenses waived/reimbursed by the Investment Manager and its affiliates

For the year ended Sept. 30, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.21%
Class B..............................................  1.98
Class C..............................................  1.96


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A............................................  $58,935
Class B............................................      628
Class C............................................      387




--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

Under an agreement which is effective until Nov. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.20%
Class B..............................................  1.97
Class C..............................................  1.95
Class I..............................................  0.76
Class R..............................................  1.56
Class R4.............................................  1.06
Class W..............................................  1.21
Class Z..............................................  0.95


Effective Dec. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Nov. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.27%
Class B..............................................  2.02
Class C..............................................  2.02
Class I..............................................  0.82
Class R..............................................  1.52
Class R4.............................................  1.12
Class W..............................................  1.27
Class Z..............................................  1.02


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $730,249,118 and $697,857,682, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
50  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                           2010        2009
------------------------------------------------------------------
CLASS A
Sold                                        20,379,831  38,389,715
Converted from Class B*                         88,464      79,996
Reinvested distributions                       176,408      56,078
Redeemed                                   (15,948,874) (5,372,312)
------------------------------------------------------------------
Net increase (decrease)                      4,695,829  33,153,477
------------------------------------------------------------------

CLASS B
Sold                                            42,487     326,209
Reinvested distributions                            --          20
Converted to Class A*                          (89,474)    (80,684)
Redeemed                                      (122,019)   (148,118)
------------------------------------------------------------------
Net increase (decrease)                       (169,006)     97,427
------------------------------------------------------------------

CLASS C
Sold                                            50,330     169,548
Redeemed                                       (56,440)   (187,139)
------------------------------------------------------------------
Net increase (decrease)                         (6,110)    (17,591)
------------------------------------------------------------------

CLASS I
Sold                                         4,016,554  11,495,386
Reinvested distributions                       182,044     232,649
Redeemed                                    (4,322,154) (5,524,736)
------------------------------------------------------------------
Net increase (decrease)                       (123,556)  6,203,299
------------------------------------------------------------------

CLASS R3
Redeemed                                        (1,000)         --
------------------------------------------------------------------
Net increase (decrease)                         (1,000)         --
------------------------------------------------------------------

CLASS R4
Sold                                               683       1,141
Reinvested distributions                             2          15
Redeemed                                          (710)     (3,041)
------------------------------------------------------------------
Net increase (decrease)                            (25)     (1,885)
------------------------------------------------------------------

CLASS R5
Redeemed                                        (1,000)         --
------------------------------------------------------------------
Net increase (decrease)                         (1,000)         --

------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

YEAR ENDED SEPT. 30,                           2010        2009
------------------------------------------------------------------
CLASS W
Sold                                         8,154,325  28,010,559
Reinvested distributions                       123,590          --
Redeemed                                   (12,137,067) (3,007,905)
------------------------------------------------------------------
Net increase (decrease)                     (3,859,152) 25,002,654
------------------------------------------------------------------

CLASS Z**
Sold                                               297         N/A
------------------------------------------------------------------
Net increase (decrease)                            297         N/A
------------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.

** For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at $101,123,433 were on loan, secured by cash collateral of $104,203,066 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.


--------------------------------------------------------------------------------
52  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $324,793 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $269,097,136 and $265,254,928, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $7,821 and accumulated net realized gain has been increased by $11,725 resulting in a net reclassification adjustment to decrease paid-in capital by $3,904.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                         2010        2009
----------------------------------------------------------------
Ordinary income                           $3,879,797  $1,701,155
Long-term capital gain                            --          --


At Sept. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..................   $19,735,914
Undistributed accumulated long-term gain.......   $15,257,311
Unrealized appreciation (depreciation).........   $70,461,453


For the year ended Sept. 30, 2010, $14,271,533 of capital loss carry-over was utilized and/or expired unused.


--------------------------------------------------------------------------------
54  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
56  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA LARGE GROWTH QUANTITATIVE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Growth Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Growth Fund) (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)  -----------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Growth Quantitative Fund of the RiverSource Investment Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
58  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     86.24%
    Dividends Received Deduction for corporations................     85.76%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  61

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
62  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 46                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  63

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  65

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed revised expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to,

--------------------------------------------------------------------------------
66  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations. Further, the Board noted

--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  67

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


measures taken to address the Fund's performance, including the anticipated change in portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio managers expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group. The Board took into account that the Fund's total expense ratio (after considering continued expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

--------------------------------------------------------------------------------
68  COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
               COLUMBIA LARGE GROWTH QUANTITATIVE FUND -- 2010 ANNUAL REPORT  69

COLUMBIA LARGE GROWTH QUANTITATIVE FUND
(formerly known as RiverSource Disciplined Large Cap Growth Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6285 F (11/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
LARGE VALUE QUANTITATIVE FUND
(FORMERLY KNOWN AS RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
SEPTEMBER 30, 2010
(Prospectus also enclosed)

COLUMBIA LARGE VALUE QUANTITATIVE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   27

Statement of Operations............   28

Statements of Changes in Net
  Assets...........................   29

Financial Highlights...............   31

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   52

Federal Income Tax Information.....   54

Board Members and Officers.........   55

Approval of Investment Management
  Services Agreement...............   61

Proxy Voting.......................   64



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Large Value Quantitative Fund (the Fund) Class A shares gained 10.28%
  (excluding sales charge) for the 12 months ended Sept. 30, 2010.

> The Fund outperformed the 8.90% increase of the Russell 1000 Value Index during the same period.

> The Fund outperformed the Lipper Large-Cap Value Funds Index, representing the
  Fund's peer group, which advanced 7.57% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2010)
--------------------------------------------------------------------------------


                                                         SINCE
                                                       INCEPTION
                                               1 YEAR    8/1/08
----------------------------------------------------------------
Columbia Large Value Quantitative Fund
  Class A (excluding sales charge)            +10.28%    -7.19%
----------------------------------------------------------------
Russell 1000 Value Index (unmanaged)           +8.90%    -3.79%
----------------------------------------------------------------
Lipper Large-Cap Value Funds Index
  (unmanaged)                                  +7.57%    -2.85%
----------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2010
                                                        SINCE
Without sales charge                          1 YEAR  INCEPTION
Class A (inception 8/1/08)                   +10.28%   -7.19%
---------------------------------------------------------------
Class B (inception 8/1/08)                    +9.37%   -7.95%
---------------------------------------------------------------
Class C (inception 8/1/08)                    +9.36%   -7.96%
---------------------------------------------------------------
Class I (inception 8/1/08)                   +10.71%   -6.84%
---------------------------------------------------------------
Class R* (inception 8/1/08)                   +9.75%   -7.56%
---------------------------------------------------------------
Class R4 (inception 8/1/08)                  +10.37%   -7.10%
---------------------------------------------------------------
Class W (inception 8/1/08)                   +10.30%   -7.26%
---------------------------------------------------------------
Class Z (inception 9/27/10)                     N/A    +0.00%**
---------------------------------------------------------------

With sales charge
Class A (inception 8/1/08)                    +3.93%   -9.69%
---------------------------------------------------------------
Class B (inception 8/1/08)                    +4.37%   -9.18%
---------------------------------------------------------------
Class C (inception 8/1/08)                    +8.36%   -7.96%
---------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R4, Class W and Class Z shares. Class I, Class R, Class R4 and Class W are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are available to certain eligible investors.

* Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

** Not annualized and rounds to less than 0.01%.


--------------------------------------------------------------------------------
4  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------

LOGO

      Equity Style
Value    Blend   Growth
   X                      Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective May 1, 2010, Brian M. Condon took over as portfolio manager of RiverSource Disciplined Large Cap Value Fund. Effective September 27, 2010, RiverSource Disciplined Large Cap Value Fund was renamed Columbia Large Value Quantitative Fund.

At September 30, 2010, approximately 28% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (Columbia Management). As a result of asset allocation decisions by Columbia Management, it is possible that Columbia Large Value Quantitative Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 46, Class I capital share transactions for related activity during the most recent fiscal period). Columbia Management seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. Columbia Large Value Quantitative Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information about the Fund's expenses, see the discussions beginning on pages 14 and 41.

Dear Shareholders,

Columbia Large Value Quantitative Fund (the Fund) Class A shares gained 10.28% (excluding sales charge) for the 12 months ended Sept. 30, 2010. The Fund outperformed the 8.90% increase of the Russell 1000 Value Index (Russell Index) during the same period. The Fund also outperformed the Lipper Large-Cap Value Funds Index, representing the Fund's peer group, which advanced 7.57% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Against a strengthening economic backdrop supported by generally positive data, the equity market rally that had begun in mid-March 2009 continued with little interruption until May 2010. As investor risk aversion had abated significantly, lower quality stocks led the way during these months. Volatility then picked up during the second quarter of 2010 and continued through the end of the annual period. Investor concerns heightened about the sovereign debt crisis in Europe and about the trajectory of the nascent global economic recovery. Investors questioned, in part, whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis, as several government and Federal Reserve (Fed) programs


--------------------------------------------------------------------------------
6  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------




SECTOR BREAKDOWN(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

Consumer Discretionary                      7.3%
------------------------------------------------
Consumer Staples                           10.2%
------------------------------------------------
Energy                                     11.4%
------------------------------------------------
Financials                                 27.4%
------------------------------------------------
Health Care                                13.1%
------------------------------------------------
Industrials                                 8.9%
------------------------------------------------
Information Technology                      5.2%
------------------------------------------------
Materials                                   3.1%
------------------------------------------------
Telecommunication Services                  5.7%
------------------------------------------------
Utilities                                   6.9%
------------------------------------------------
Other(2)                                    0.8%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


TOP TEN HOLDINGS(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

Chevron Corp.                               4.7%
------------------------------------------------
JPMorgan Chase & Co.                        4.2%
------------------------------------------------
The Procter & Gamble Co.                    3.0%
------------------------------------------------
Verizon Communications, Inc.                2.6%
------------------------------------------------
General Electric Co.                        2.5%
------------------------------------------------
Apache Corp.                                2.4%
------------------------------------------------
Microsoft Corp.                             2.4%
------------------------------------------------
Altria Group, Inc.                          2.3%
------------------------------------------------
Philip Morris International, Inc.           2.2%
------------------------------------------------
Exelon Corp.                                2.2%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

expired in March and April 2010. Further, unemployment and housing data indicated persistent weakness. Investors were also uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. The potential of a "double dip" in the recession -- or even of deflation -- became a dominant concern. Still, the markets rallied strongly during September, brushing off the weaker economic news and helping to drive the U.S. equity markets to healthy double-digit gains for the annual period overall.

The Fund's performance was primarily driven by the performance of the three quantitative-based investment themes -- momentum, valuation and quality -- we employed in selecting stocks for the Fund's portfolio. During the annual period, the quality and valuation themes outperformed the Russell Index, more than offsetting the modestly trailing performance of the momentum theme. The quality theme, which is more defensive, benefited from exposure to health care. The valuation theme began the fiscal year strong but became weaker during the second half of the annual period as equity market volatility increased, particularly in the financials sector. The momentum theme was hurt by its exposure to the information technology sector. It is important to remember that we fully expect the themes we use to take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage that may benefit the Fund in most market environments over the long term.

In managing risk associated with investing in large-cap value stocks, we use a proprietary risk management system and portfolio optimizer that allow us to combine the recommendations of our stock selection themes and manage our exposure to several key factors, including industry, sector and market capitalization. The portfolio optimizer also places strict limits on monthly portfolio turnover. During the period, we used these and other techniques to reduce the expected risk of the portfolio.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a modest bias toward higher quality stocks due to market volatility. This bias detracted from the

--------------------------------------------------------------------------------
8  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund's results, particularly in the beginning of the annual period when lower quality stocks led. However, it is well worth noting that this same bias helped during the summer months of 2010 when market volatility heightened. The Fund's themes also positioned its portfolio toward mega-cap, or the largest-cap, stocks, within the Russell Index. This positioning had minimal impact on Fund performance during the annual period.

The Fund's quantitative-based themes led to various sector weightings that, together, contributed positively to results. The Fund was helped by significant allocations to consumer discretionary and materials, which outpaced the Russell Index, and by having only a modest exposure to the weaker telecommunication services sector. Detracting somewhat was the Fund's less-than-Russell Index allocation to the strongly-performing industrials sector.

Because of our bottom-up investment process, it is not surprising that stock selection was the primary driver of the Fund's performance. Stock selection was particularly strong in the telecommunication services, energy and financials sectors. This more than offset stock selection in utilities, industrials and information technology, which detracted.

Some stocks that contributed favorably to the Fund's return included CONOCO PHILLIPS (selected by the quality theme), VERIZON COMMUNICATIONS (quality and momentum), CHEVRON (quality), ENDO PHARMACEUTICALS HOLDINGS (quality and valuation) and UNITED HEALTHCARE (quality). Among individual holdings, the stocks that detracted most from the Fund's results were BANK OF AMERICA (valuation), GOLDMAN SACHS (valuation), CITIGROUP (valuation), RAYTHEON (momentum) and PFIZER (quality).

At the end of September, the Fund's largest individual stock holdings included CHEVRON, JPMORGAN CHASE (quality), PROCTOR & GAMBLE (quality), VERIZON COMMUNICATIONS and GENERAL ELECTRIC (quality).

CHANGES TO THE FUND'S PORTFOLIO
There were no significant changes in the Fund's sector allocations as a result of quantitative-based theme-driven stock selection during the annual period. Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the Russell Index. For instance, the portfolio's weightings by sector and industry are limited to no more

--------------------------------------------------------------------------------
                 COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

than 6% overweighted or underweighted relative to the Russell Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

Perhaps the biggest change made was that a new portfolio management team was put in place toward the end of the annual period. The Fund's principal investment strategies remained based on quantitative analysis, using similar investment themes. However, while we continue to use computer-based models to analyze stocks within sectors, the new team's models are somewhat different from those previously used. We seek to maintain sector weighting neutrality overall relative to the benchmark index, and the models drive stock selection by focusing on factors within three themes -- quality, valuation and momentum. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Momentum-theme factors include long-term and short-term momentum measures and estimate revisions.

OUR FUTURE STRATEGY
We hold a cautiously optimistic view regarding prospects for the financial markets over the remainder of 2010. We expect volatility to remain somewhat heightened. We also believe the U.S. economy will continue to recover, albeit at a relatively slow pace, and that inflation should remain under control.

Given this view, we intend to use our quantitative-based themes, as described above, in our stock selection process, seeking to position the Fund's portfolio to take advantage of a shift in underlying market dynamics. At the same time, consistent with our disciplined approach, we remain focused on the long term and maintain the Fund's diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style

--------------------------------------------------------------------------------
10  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


diversification and rigorous risk management will allow us to maintain the quality of the Fund's portfolio in whatever market conditions lie ahead.

Brian M. Condon
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.



  We hold a cautiously optimistic view regarding prospects for the financial markets over the remainder of 2010.






--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Large Value Quantitative Fund Class A shares (from 8/1/08 to 9/30/10) as compared to the performance of the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2010
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR     8/1/08
COLUMBIA LARGE VALUE QUANTITATIVE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,393     $8,020
-----------------------------------------------------------------------
     Average annual total return                     +3.93%     -9.69%
-----------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
     Cumulative value of $10,000                    $10,890     $9,198
-----------------------------------------------------------------------
     Average annual total return                     +8.90%     -3.79%
-----------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                    $10,757     $9,394
-----------------------------------------------------------------------
     Average annual total return                     +7.57%     -2.85%
-----------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA LARGE VALUE QUANTITATIVE FUND LINE GRAPH)


                        COLUMBIA LARGE
                      VALUE QUANTITATIVE
                          FUND CLASS                           LIPPER LARGE-CAP
                          A (INCLUDES        RUSSELL 1000        VALUE FUNDS
                         SALES CHARGE)      VALUE INDEX(1)          INDEX(2)
                      ------------------    --------------    -----------------
8/1/08                      $9,425              $10,000            $10,000
9/08                         8,479                9,450              9,300
12/08                        6,254                7,354              7,339
3/09                         5,207                6,121              6,476
6/09                         6,114                7,144              7,535
9/09                         7,273                8,447              8,732
12/09                        7,521                8,803              9,171
3/10                         8,118                9,400              9,697
6/10                         7,256                8,352              8,517
9/10                         8,020                9,198              9,394




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  987.90        $ 6.23         1.25%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,018.80        $ 6.33         1.25%
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  983.00        $ 9.99         2.01%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,014.99        $10.15         2.01%
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  983.00        $ 9.99         2.01%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,014.99        $10.15         2.01%
----------------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  990.40        $ 4.19          .84%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.86        $ 4.26          .84%
----------------------------------------------------------------------------------------------

Class R
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  985.50        $ 7.91         1.59%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.10        $ 8.04         1.59%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  988.00        $ 5.83         1.17%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.20        $ 5.92         1.17%
----------------------------------------------------------------------------------------------

Class W
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  987.90        $ 6.33         1.27%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,018.70        $ 6.43         1.27%
----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Class Z
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,000.00        $ 0.08         1.03%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.90        $ 5.22         1.03%
----------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became publicly available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 3/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Sept. 30, 2010: -1.21% for Class A, -1.70% for Class B, -1.70% for Class C, -0.96% for Class I, -1.45% for Class R, -1.20% for Class R4 and -1.21% for Class W.
(d) Based on the actual return for the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010 of +0.00% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.8%)
General Dynamics Corp.                                   8,035               $504,678
Lockheed Martin Corp.                                   56,500              4,027,320
Northrop Grumman Corp.                                  11,381(d)             690,030
United Technologies Corp.                               58,336              4,155,274
                                                                      ---------------
Total                                                                       9,377,302
-------------------------------------------------------------------------------------

AIRLINES (0.1%)
United Continental Holdings, Inc.                       14,300(b,d)           337,909
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.8%)
Autoliv, Inc.                                           13,713(c,d)           895,870
Lear Corp.                                              13,700(b)           1,081,341
                                                                      ---------------
Total                                                                       1,977,211
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.1%)
Amgen, Inc.                                             81,600(b,d)         4,496,976
Biogen Idec, Inc.                                        6,100(b)             342,332
Cephalon, Inc.                                           3,900(b,d)           243,516
                                                                      ---------------
Total                                                                       5,082,824
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
Franklin Resources, Inc.                                15,194              1,624,238
Morgan Stanley                                          55,638              1,373,146
                                                                      ---------------
Total                                                                       2,997,384
-------------------------------------------------------------------------------------

CHEMICALS (2.2%)
Ashland, Inc.                                           20,633(d)           1,006,271
Cytec Industries, Inc.                                   1,393                 78,537
Lubrizol Corp.                                          19,259              2,040,876
The Sherwin-Williams Co.                                29,800(d)           2,239,173
                                                                      ---------------
Total                                                                       5,364,857
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.2%)
Comerica, Inc.                                           5,797                215,359
Fifth Third Bancorp                                    204,570(d)           2,460,977
KeyCorp                                                170,664              1,358,485
PNC Financial Services Group, Inc.                      82,207              4,267,366
SunTrust Banks, Inc.                                    28,423                734,166
Wells Fargo & Co.                                       56,800              1,427,384
                                                                      ---------------
Total                                                                      10,463,737
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.4%)
Pitney Bowes, Inc.                                       8,500(d)             181,730
RR Donnelley & Sons Co.                                170,854(d)           2,897,684
Waste Management, Inc.                                  11,300(d)             403,862
                                                                      ---------------
Total                                                                       3,483,276
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.4%)
Hewlett-Packard Co.                                     83,100(d)           3,496,017
-------------------------------------------------------------------------------------

CONSUMER FINANCE (2.0%)
American Express Co.                                     3,081(d)             129,494
AmeriCredit Corp.                                       11,438(b)             279,773
Capital One Financial Corp.                             52,073(d)           2,059,488
Discover Financial Services                            107,852              1,798,971
SLM Corp.                                               49,903(b)             576,380
                                                                      ---------------
Total                                                                       4,844,106
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.2%)
Citigroup, Inc.                                        510,910(b)           1,992,549
JPMorgan Chase & Co.                                   270,700(d)          10,305,549
NYSE Euronext                                           19,800                565,686
                                                                      ---------------
Total                                                                      12,863,784
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

DIVERSIFIED TELECOMMUNICATION SERVICES (5.4%)
AT&T, Inc.                                              84,000(d)          $2,402,400
Qwest Communications International, Inc.               715,800              4,488,066
Verizon Communications, Inc.                           197,900              6,449,561
                                                                      ---------------
Total                                                                      13,340,027
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (4.0%)
Entergy Corp.                                           58,500              4,477,005
Exelon Corp.                                           125,300              5,335,274
                                                                      ---------------
Total                                                                       9,812,279
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Tyco Electronics Ltd.                                   13,998(c)             409,022
Vishay Intertechnology, Inc.                            29,237(b,d)           283,014
                                                                      ---------------
Total                                                                         692,036
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Halliburton Co.                                         24,477(d)             809,454
National Oilwell Varco, Inc.                            38,600(d)           1,716,542
                                                                      ---------------
Total                                                                       2,525,996
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.7%)
Wal-Mart Stores, Inc.                                   33,800(d)           1,808,976
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.0%)
The Hershey Co.                                        101,500(d)           4,830,385
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.9%)
Aetna, Inc.                                             23,961(d)             757,407
AmerisourceBergen Corp.                                 15,014                460,329
Cardinal Health, Inc.                                    4,295(d)             141,907
Health Management Associates, Inc., Class A             25,724(b)             197,046
Humana, Inc.                                           100,674(b,d)         5,057,862
Lincare Holdings, Inc.                                   9,193(d)             230,652
McKesson Corp.                                           8,284                511,786
UnitedHealth Group, Inc.                               137,802              4,838,228
                                                                      ---------------
Total                                                                      12,195,217
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.3%)
Wyndham Worldwide Corp.                                 27,587(d)             757,815
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (--%)
Whirlpool Corp.                                            821                 66,468
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (3.0%)
The Procter & Gamble Co.                               124,077              7,440,898
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Constellation Energy Group, Inc.                         9,236                297,769
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.5%)
General Electric Co.                                   381,427              6,198,189
-------------------------------------------------------------------------------------

INSURANCE (9.6%)
Aflac, Inc.                                             38,400              1,985,664
Allied World Assurance Co. Holdings Ltd.                17,448(c,d)           987,382
AON Corp.                                              107,800(d)           4,216,059
Arthur J Gallagher & Co.                                23,400(d)             617,058
Assurant, Inc.                                          34,820(d)           1,417,174
Berkshire Hathaway, Inc., Class B                       12,300(b,d)         1,016,964
Brown & Brown, Inc.                                     90,500              1,827,195
Chubb Corp.                                              5,368(d)             305,922
Hartford Financial Services Group, Inc.                139,594              3,203,682
Protective Life Corp.                                   35,799(d)             778,986
Prudential Financial, Inc.                              19,400              1,051,092
The Allstate Corp.                                     154,793              4,883,720
Torchmark Corp.                                         23,495(d)           1,248,524
Transatlantic Holdings, Inc.                             4,571                232,298
                                                                      ---------------
Total                                                                      23,771,720
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.3%)
Liberty Media Corp. -- Interactive, Class A             62,490(b,f)           856,738
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MACHINERY (0.5%)
Crane Co.                                                7,915               $300,295
Eaton Corp.                                              3,676(d)             303,233
Joy Global, Inc.                                         7,297                513,125
                                                                      ---------------
Total                                                                       1,116,653
-------------------------------------------------------------------------------------

MEDIA (4.9%)
CBS Corp., Class B                                     108,899(d)           1,727,138
Gannett Co., Inc.                                       33,122(d)             405,082
News Corp., Class A                                    314,733              4,110,413
Time Warner, Inc.                                      152,000              4,658,801
Viacom, Inc., Class B                                   30,871              1,117,221
                                                                      ---------------
Total                                                                      12,018,655
-------------------------------------------------------------------------------------

METALS & MINING (0.8%)
Freeport-McMoRan Copper & Gold, Inc.                    22,680              1,936,645
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Macy's, Inc.                                            18,003                415,689
-------------------------------------------------------------------------------------

MULTI-UTILITIES (2.8%)
DTE Energy Co.                                           8,595                394,768
NSTAR                                                   16,900                665,015
PG&E Corp.                                              21,699(d)             985,569
Public Service Enterprise Group, Inc.                  145,900              4,826,372
                                                                      ---------------
Total                                                                       6,871,724
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.4%)
Alpha Natural Resources, Inc.                           18,500(b,d)           761,275
Apache Corp.                                            59,800              5,846,048
Chevron Corp.                                          141,506             11,469,061
Cimarex Energy Co.                                       6,917                457,767
ConocoPhillips                                          61,438(e)           3,528,384
Devon Energy Corp.                                      17,700              1,145,898
Exxon Mobil Corp.                                       12,137                749,945
Marathon Oil Corp.                                      22,975(d)             760,473
Valero Energy Corp.                                     11,198                196,077
Whiting Petroleum Corp.                                  7,665(b,d)           732,084
                                                                      ---------------
Total                                                                      25,647,012
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
International Paper Co.                                 16,800                365,400
-------------------------------------------------------------------------------------

PHARMACEUTICALS (6.1%)
Bristol-Myers Squibb Co.                                45,978              1,246,464
Eli Lilly & Co.                                         51,714(d)           1,889,112
Endo Pharmaceuticals Holdings, Inc.                    116,300(b,d)         3,865,812
Johnson & Johnson                                       21,400              1,325,944
Merck & Co., Inc.                                      129,269(d)           4,758,392
Pfizer, Inc.                                           114,702              1,969,433
                                                                      ---------------
Total                                                                      15,055,157
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (5.1%)
Annaly Capital Management, Inc.                        285,700(d)           5,028,321
Apartment Investment & Management Co., Class
 A                                                     132,100(d)           2,824,298
Boston Properties, Inc.                                  3,274                272,135
Equity Residential                                      21,248(d)           1,010,767
General Growth Properties, Inc.                          3,100                 48,360
Hospitality Properties Trust                            13,676(d)             305,385
Simon Property Group, Inc.                              27,088(d)           2,512,141
Ventas, Inc.                                             5,884(d)             303,438
Vornado Realty Trust                                     3,478(d)             297,473
                                                                      ---------------
Total                                                                      12,602,318
-------------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
CSX Corp.                                               13,106                725,024
Ryder System, Inc.                                      17,200(d)             735,644
                                                                      ---------------
Total                                                                       1,460,668
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.2%)
Texas Instruments, Inc.                                106,300(d)           2,884,982
-------------------------------------------------------------------------------------

SOFTWARE (2.4%)
Microsoft Corp.                                        238,400              5,838,416
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Foot Locker, Inc.                                       63,015(d)             915,608
Limited Brands, Inc.                                    35,468(d)             949,833
                                                                      ---------------
Total                                                                       1,865,441
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

TOBACCO (4.4%)
Altria Group, Inc.                                     229,800             $5,519,796
Philip Morris International, Inc.                       97,000              5,433,940
                                                                      ---------------
Total                                                                      10,953,736
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Sprint Nextel Corp.                                    139,099(b)             644,028
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $218,555,839)                                                     $244,559,444
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.8%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.245%                1,921,490(h)          $1,921,490
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,921,490)                                                         $1,921,490
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (17.3%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (1.6%)
Banque et Caisse d'Epargne de l'Etat
 11-22-10                            0.307%          $1,998,943            $1,998,943
United Overseas Bank Ltd.
 10-12-10                            0.280            2,000,000             2,000,000
                                                                      ---------------
Total                                                                       3,998,943
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (15.7%)(g)
Barclays Capital, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $2,500,021                          0.300%          $2,500,000            $2,500,000
Cantor Fitzgerald & Co.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $5,000,053                          0.380            5,000,000             5,000,000
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $9,218,525                          0.300            9,218,449             9,218,449
Mizuho Securities USA, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $20,000,222                         0.400           20,000,000            20,000,000
Pershing LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $2,000,028                          0.500            2,000,000             2,000,000
                                                                      ---------------
Total                                                                      38,718,449
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $42,717,392)                                                       $42,717,392
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $263,194,721)(i)                                                  $289,198,326
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2010



                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
S&P 500 Index                     6          $1,705,050    Dec. 2010          $30,279



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 0.93% of net assets.

(d) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.

(e) At Sept. 30, 2010, investments in securities included securities valued at $545,585 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL, INC. (0.300%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
United States Treasury Bill                      $2,550,002
-----------------------------------------------------------
Total market value of collateral securities      $2,550,002
-----------------------------------------------------------


CANTOR FITZGERALD & CO. (0.380%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Grantor Trust                             $9,917
Fannie Mae Interest Strip                            24,434
Fannie Mae Pool                                     715,995
Fannie Mae Principal Strip                           26,957
Fannie Mae REMICS                                   926,252
Fannie Mae Whole Loan                                23,055


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CANTOR FITZGERALD & CO. (0.380%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
FHLMC Multifamily Structured Pass Through
  Certificates                                       $8,278
FHLMC Structured Pass Through Securities             44,919
Freddie Mac Non Gold Pool                           329,541
Freddie Mac Reference REMIC                           4,117
Freddie Mac REMICS                                  228,693
Freddie Mac Strips                                   40,878
Ginnie Mae I Pool                                   128,198
Ginnie Mae II Pool                                  491,674
Government National Mortgage Association            519,260
United States Treasury Inflation Indexed
  Bonds                                              35,841
United States Treasury Note/Bond                  1,318,682
United States Treasury Strip Coupon                 179,511
United States Treasury Strip Principal               35,597
Cash Collateral In Lieu Of Securities                 8,040
-----------------------------------------------------------
Total market value of collateral securities      $5,099,839
-----------------------------------------------------------


DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $4,515,453
Freddie Mac Gold Pool                             4,887,365
-----------------------------------------------------------
Total market value of collateral securities      $9,402,818
-----------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.400%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                 $18,501,985
Freddie Mac Gold Pool                               991,356
Freddie Mac Non Gold Pool                           906,659
-----------------------------------------------------------
Total market value of collateral securities     $20,400,000
-----------------------------------------------------------




--------------------------------------------------------------------------------
22  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.500%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                    $821,787
Fannie Mae REMICS                                    77,841
Fannie Mae Whole Loan                                 2,161
Federal National Mortgage Association               115,037
Freddie Mac Gold Pool                               235,110
Freddie Mac Non Gold Pool                            44,601
Freddie Mac REMICS                                  193,361
Ginnie Mae I Pool                                   161,446
Ginnie Mae II Pool                                   83,354
Government National Mortgage Association             18,408
United States Treasury Inflation Indexed
  Bonds                                                  29
United States Treasury Note/Bond                    248,518
United States Treasury Strip Coupon                   1,658
United States Treasury Strip Principal               36,689
-----------------------------------------------------------
Total market value of collateral securities      $2,040,000
-----------------------------------------------------------



(h) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(i) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $263,231,204 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $27,545,671
     Unrealized depreciation                          (1,578,549)
     -----------------------------------------------------------
     Net unrealized appreciation                     $25,967,122
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
24  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                              FAIR VALUE AT SEPT. 30, 2010
                           ------------------------------------------------------------------
                                 LEVEL 1            LEVEL 2
                              QUOTED PRICES          OTHER          LEVEL 3
                                IN ACTIVE         SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE    UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS(b)       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks                $244,559,444               $--         $--        $244,559,444
---------------------------------------------------------------------------------------------
Total Equity Securities         244,559,444                --          --         244,559,444
---------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)                1,921,490                --          --           1,921,490
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --        42,717,392          --          42,717,392
---------------------------------------------------------------------------------------------
Total Other                       1,921,490        42,717,392          --          44,638,882
---------------------------------------------------------------------------------------------
Investments in
  Securities                    246,480,934        42,717,392          --         289,198,326
Derivatives(d)
  Assets
    Futures Contracts                30,279                --          --              30,279
---------------------------------------------------------------------------------------------
Total                          $246,511,213       $42,717,392         $--        $289,228,605
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

(d)  Derivative instruments are valued at unrealized appreciation
     (depreciation).



--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
26  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $218,555,839)             $244,559,444
  Affiliated money market fund (identified cost $1,921,490)           1,921,490
Investments of cash collateral received for securities on loan
  Short-term securities (identified cost $3,998,943)                  3,998,943
  Repurchase agreements (identified cost $38,718,449)                38,718,449
-------------------------------------------------------------------------------
Total investments in securities (identified cost $263,194,721)      289,198,326
Capital shares receivable                                               489,250
Dividends and accrued interest receivable                               585,721
-------------------------------------------------------------------------------
Total assets                                                        290,273,297
-------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  624,973
Payable upon return of securities loaned                             42,717,392
Variation margin payable on futures contracts                             7,528
Accrued investment management services fees                               4,070
Accrued distribution fees                                                 1,223
Accrued transfer agency fees                                              4,165
Accrued administrative services fees                                        407
Accrued plan administration services fees                                     8
Other accrued expenses                                                   73,872
-------------------------------------------------------------------------------
Total liabilities                                                    43,433,638
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $246,839,659
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    301,140
Additional paid-in capital                                          175,659,852
Undistributed net investment income                                   2,008,751
Accumulated net realized gain (loss)                                 42,836,032
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         26,033,884
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $246,839,659
-------------------------------------------------------------------------------
*Value of securities on loan                                       $ 41,433,134
-------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                         NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                $  3,009,345              367,645                       $8.19(1)
Class B                $    225,501               27,754                       $8.12
Class C                $     93,969               11,609                       $8.09
Class I                $ 69,800,213            8,484,965                       $8.23
Class R                $      8,174                1,000                       $8.17
Class R4               $     14,880                1,814                       $8.20
Class W                $173,685,076           21,218,876                       $8.19
Class Z                $      2,501                  304                       $8.23
------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $8.69. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  27

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2010


INVESTMENT INCOME
Income:
Dividends                                                          $  5,585,425
Income distributions from affiliated money market fund                    5,584
Income from securities lending -- net                                    45,093
-------------------------------------------------------------------------------
Total income                                                          5,636,102
-------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   1,711,964
Distribution fees
  Class A                                                                 5,320
  Class B                                                                 1,145
  Class C                                                                   618
  Class R                                                                    40
  Class R3                                                                   18
  Class W                                                               502,813
Transfer agency fees
  Class A                                                                 3,310
  Class B                                                                   190
  Class C                                                                   103
  Class R                                                                     4
  Class R3                                                                    4
  Class R4                                                                    9
  Class R5                                                                    4
  Class W                                                               388,472
Administrative services fees                                            160,909
Plan administration services fees
  Class R                                                                    18
  Class R3                                                                   18
  Class R4                                                                   36
Compensation of board members                                             7,887
Custodian fees                                                            5,695
Printing and postage                                                     63,058
Registration fees                                                        50,121
Professional fees                                                        26,628
Other                                                                    22,607
-------------------------------------------------------------------------------
Total expenses                                                        2,950,991
-------------------------------------------------------------------------------
Investment income (loss) -- net                                       2,685,111
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              46,531,352
  Futures contracts                                                      80,378
-------------------------------------------------------------------------------
Net realized gain (loss) on investments                              46,611,730
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                (21,783,985)
-------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies                24,827,745
-------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 27,512,856
-------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                        2010          2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   2,685,111  $  2,201,784
Net realized gain (loss) on investments                               46,611,730     6,480,296
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 (21,783,985)   48,725,301
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       27,512,856    57,407,381
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                              (14,454)       (9,668)
    Class B                                                                   --          (837)
    Class C                                                                 (342)          (24)
    Class I                                                             (738,879)     (157,247)
    Class R                                                                  (42)          (34)
    Class R3                                                                 (59)          (42)
    Class R4                                                                (139)          (50)
    Class R5                                                                 (91)          (51)
    Class W                                                           (1,951,073)          (38)
  Net realized gain
    Class A                                                              (60,594)           --
    Class B                                                               (2,295)           --
    Class C                                                               (1,720)           --
    Class I                                                           (2,300,093)           --
    Class R                                                                 (295)           --
    Class R3                                                                (295)           --
    Class R4                                                                (524)           --
    Class R5                                                                (295)           --
    Class W                                                           (7,936,857)           --
----------------------------------------------------------------------------------------------
Total distributions                                                  (13,008,047)     (167,991)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED SEPT. 30,                                                        2010          2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $   1,881,797  $  1,427,652
  Class B shares                                                         230,614       127,006
  Class C shares                                                          67,918        17,298
  Class I shares                                                      24,580,365    54,141,133
  Class R4 shares                                                             --         5,000
  Class W shares                                                      31,447,334   225,324,859
  Class Z shares                                                           2,500           N/A
Reinvestment of distributions at net asset value
  Class A shares                                                          74,487         9,599
  Class B shares                                                           2,000           789
  Class C shares                                                             808             3
  Class I shares                                                       3,038,845       131,161
  Class R4 shares                                                            290            --
  Class W shares                                                       9,887,562            --
Conversions from Class B to Class A
  Class A shares                                                          53,053        52,678
  Class B shares                                                         (53,053)      (52,678)
Payments for redemptions
  Class A shares                                                        (554,291)     (556,099)
  Class B shares                                                         (23,432)      (43,115)
  Class C shares                                                          (2,420)           --
  Class I shares                                                     (21,494,924)  (11,280,278)
  Class R3 shares                                                        (10,000)           --
  Class R5 shares                                                        (10,000)           --
  Class W shares                                                    (115,464,840)  (36,692,185)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (66,345,387)  232,612,823
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (51,840,578)  289,852,213
Net assets at beginning of year                                      298,680,237     8,828,024
----------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 246,839,659  $298,680,237
----------------------------------------------------------------------------------------------
Undistributed net investment income                                $   2,008,751  $  2,050,523
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                         YEAR ENDED SEPT. 30,
CLASS A                                            --------------------------------
PER SHARE                                           2010         2009       2008(a)
Net asset value, beginning of period                $7.78        $9.14       $10.16
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .12          .04
Net gains (losses) (both realized and
 unrealized)                                          .70        (1.43)       (1.06)
-----------------------------------------------------------------------------------
Total from investment operations                      .78        (1.31)       (1.02)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)        (.05)          --
Distributions from realized gains                    (.30)          --           --
-----------------------------------------------------------------------------------
Total distributions                                  (.37)        (.05)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.19        $7.78        $9.14
-----------------------------------------------------------------------------------
TOTAL RETURN                                       10.28%      (14.23%)     (10.04%)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.19%        1.34%        4.14%(c)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.19%        1.26%        1.28%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.04%        1.83%        2.91%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $3           $1          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               99%          63%           6%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------
PER SHARE                                           2010        2009       2008(a)
Net asset value, beginning of period               $7.71        $9.13       $10.16
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .03          .07          .02
Net gains (losses) (both realized and
 unrealized)                                         .68        (1.44)       (1.05)
----------------------------------------------------------------------------------
Total from investment operations                     .71        (1.37)       (1.03)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  --         (.05)          --
Distributions from realized gains                   (.30)          --           --
----------------------------------------------------------------------------------
Total distributions                                 (.30)        (.05)          --
----------------------------------------------------------------------------------
Net asset value, end of period                     $8.12        $7.71        $9.13
----------------------------------------------------------------------------------
TOTAL RETURN                                       9.37%      (14.94%)     (10.14%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              1.96%        2.10%        5.06%(c)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           1.96%        2.02%        2.04%(c)
----------------------------------------------------------------------------------
Net investment income (loss)                        .39%        1.04%        1.48%(c)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--          $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              99%          63%           6%
----------------------------------------------------------------------------------



                                                         YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------
PER SHARE                                           2010        2009       2008(a)
Net asset value, beginning of period               $7.74        $9.12       $10.16
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .03          .07          .02
Net gains (losses) (both realized and
 unrealized)                                         .67        (1.43)       (1.06)
----------------------------------------------------------------------------------
Total from investment operations                     .70        (1.36)       (1.04)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.05)        (.02)          --
Distributions from realized gains                   (.30)          --           --
----------------------------------------------------------------------------------
Total distributions                                 (.35)        (.02)          --
----------------------------------------------------------------------------------
Net asset value, end of period                     $8.09        $7.74        $9.12
----------------------------------------------------------------------------------
TOTAL RETURN                                       9.36%      (14.87%)     (10.24%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              1.97%        2.12%        5.15%(c)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           1.97%        2.01%        2.04%(c)
----------------------------------------------------------------------------------
Net investment income (loss)                        .35%        1.05%        1.37%(c)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--          $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              99%          63%           6%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
32  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS I                                            --------------------------------
PER SHARE                                           2010         2009       2008(a)
Net asset value, beginning of period                $7.81        $9.14       $10.16
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .11          .15          .04
Net gains (losses) (both realized and
 unrealized)                                          .70        (1.43)       (1.06)
-----------------------------------------------------------------------------------
Total from investment operations                      .81        (1.28)       (1.02)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)        (.05)          --
Distributions from realized gains                    (.30)          --           --
-----------------------------------------------------------------------------------
Total distributions                                  (.39)        (.05)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.23        $7.81        $9.14
-----------------------------------------------------------------------------------
TOTAL RETURN                                       10.71%      (13.87%)     (10.04%)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .77%         .88%        3.83%(c)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .77%         .88%         .91%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.37%        2.22%        2.55%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $70          $60           $8
-----------------------------------------------------------------------------------
Portfolio turnover rate                               99%          63%           6%
-----------------------------------------------------------------------------------



                                                         YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------
PER SHARE                                           2010        2009       2008(a)
Net asset value, beginning of period               $7.77        $9.13       $10.16
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .05          .10          .03
Net gains (losses) (both realized and
 unrealized)                                         .69        (1.43)       (1.06)
----------------------------------------------------------------------------------
Total from investment operations                     .74        (1.33)       (1.03)
----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.04)        (.03)          --
Distributions from realized gains                   (.30)          --           --
----------------------------------------------------------------------------------
Total distributions                                 (.34)        (.03)          --
----------------------------------------------------------------------------------
Net asset value, end of period                     $8.17        $7.77        $9.13
----------------------------------------------------------------------------------
TOTAL RETURN                                       9.75%      (14.46%)     (10.14%)
----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                              1.54%        1.82%        4.76%(c)
----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                           1.54%        1.55%        1.71%(c)
----------------------------------------------------------------------------------
Net investment income (loss)                        .59%        1.59%        1.70%(c)
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $--          $--          $--
----------------------------------------------------------------------------------
Portfolio turnover rate                              99%          63%           6%
----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                         YEAR ENDED SEPT. 30,
CLASS R4                                           --------------------------------
PER SHARE                                           2010         2009       2008(a)
Net asset value, beginning of period                $7.79        $9.14       $10.16
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .14          .04
Net gains (losses) (both realized and
 unrealized)                                          .70        (1.44)       (1.06)
-----------------------------------------------------------------------------------
Total from investment operations                      .78        (1.30)       (1.02)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)        (.05)          --
Distributions from realized gains                    (.30)          --           --
-----------------------------------------------------------------------------------
Total distributions                                  (.37)        (.05)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.20        $7.79        $9.14
-----------------------------------------------------------------------------------
TOTAL RETURN                                       10.37%      (14.12%)     (10.04%)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.09%        1.25%        4.26%(c)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.09%        1.08%        1.21%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                        1.04%        2.08%        2.18%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               99%          63%           6%
-----------------------------------------------------------------------------------



                                                         YEAR ENDED SEPT. 30,
CLASS W                                            --------------------------------
PER SHARE                                           2010         2009       2008(a)
Net asset value, beginning of period                $7.78        $9.14       $10.16
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .12          .03
Net gains (losses) (both realized and
 unrealized)                                          .71        (1.44)       (1.05)
-----------------------------------------------------------------------------------
Total from investment operations                      .78        (1.32)       (1.02)
-----------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)        (.04)          --
Distributions from realized gains                    (.30)          --           --
-----------------------------------------------------------------------------------
Total distributions                                  (.37)        (.04)          --
-----------------------------------------------------------------------------------
Net asset value, end of period                      $8.19        $7.78        $9.14
-----------------------------------------------------------------------------------
TOTAL RETURN                                       10.30%      (14.39%)     (10.04%)
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.20%        1.19%        4.42%(c)
-----------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.20%        1.19%        1.36%(c)
-----------------------------------------------------------------------------------
Net investment income (loss)                         .88%        1.77%        2.09%(c)
-----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $174         $237          $--
-----------------------------------------------------------------------------------
Portfolio turnover rate                               99%          63%           6%
-----------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
34  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS Z                                               PERIOD ENDED
PER SHARE                                          SEPT. 30, 2010(e)
Net asset value, beginning of period                      $8.23
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                .01
Net gains (losses) (both realized and
 unrealized)                                               (.01)
--------------------------------------------------------------------
Total from investment operations                            .00
--------------------------------------------------------------------
Net asset value, end of period                            $8.23
--------------------------------------------------------------------
TOTAL RETURN                                               .00%(f)
--------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                            1.03%(c)
--------------------------------------------------------------------
Net investment income (loss)                             16.13%(c)
--------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                     $--
--------------------------------------------------------------------
Portfolio turnover rate                                     99%
--------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.
(f) Rounds to less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund) (the Fund) is a series of RiverSource Investment Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000(R) Value Index at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R4, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.


--------------------------------------------------------------------------------
36  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


At Aug. 27, 2010, all Class R3 and Class R5 shares were liquidated. The shares in these classes had consisted solely of seed capital from Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager).

At Sept. 30, 2010, the Investment Manager and affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R and Class Z shares. At Sept. 30, 2010, the Investment Manager and affiliated funds-of-funds owned approximately 28% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an

--------------------------------------------------------------------------------
38  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of

--------------------------------------------------------------------------------
40  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010


                              ASSET DERIVATIVES               LIABILITY DERIVATIVES
                      --------------------------------  --------------------------------
                       STATEMENT OF ASSETS               STATEMENT OF ASSETS
RISK EXPOSURE            AND LIABILITIES                   AND LIABILITIES
CATEGORY                    LOCATION        FAIR VALUE        LOCATION        FAIR VALUE
----------------------------------------------------------------------------------------
                      Net assets --
                      unrealized
                      appreciation on
Equity contracts      investments             $30,279*  N/A                       N/A
----------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED SEPT. 30, 2010


   AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN
                              INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                    $80,378
-----------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                       RECOGNIZED IN INCOME
-----------------------------------------------------------------
RISK EXPOSURE CATEGORY                              FUTURES
-----------------------------------------------------------------
Equity contracts                                    $27,268
-----------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was approximately $1.7 million at Sept. 30, 2010. The monthly average gross notional amount for long contracts was $2.7 million for the year ended Sept. 30, 2010. The fair value of such contracts at Sept. 30, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $102,873 for the year ended Sept. 30, 2010. The management fee for the year ended Sept. 30, 2010 was 0.64% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $768.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R4 and Class W shares. In addition, the Transfer Agent charged

--------------------------------------------------------------------------------
42  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept. 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

Class A..............................................  0.16%
Class B..............................................  0.17
Class C..............................................  0.17
Class R..............................................  0.05
Class R4.............................................  0.07
Class W..............................................  0.19


Class I shares do not pay transfer agent fees. Class Z shares paid no transfer agent fees during the year ended Sept. 30, 2010.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such service.


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,000 and $1,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $8,953 for Class A for the year ended Sept. 30, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
Under an agreement which is effective until Nov. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.28%
Class B..............................................  2.04
Class C..............................................  2.05
Class I..............................................  0.91
Class R..............................................  1.71
Class R4.............................................  1.21
Class W..............................................  1.36
Class Z..............................................  1.03


For the year ended Sept. 30, 2010, the waiver was not invoked since the Fund's expenses were below the cap amount.


--------------------------------------------------------------------------------
44  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Effective Dec. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Nov. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.28%
Class B..............................................  2.03
Class C..............................................  2.03
Class I..............................................  0.90
Class R..............................................  1.53
Class R4.............................................  1.20
Class W..............................................  1.28
Class Z..............................................  1.03


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $260,654,921 and $334,917,723, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                           2010        2009
------------------------------------------------------------------
CLASS A
Sold                                           236,227     221,131
Converted from Class B*                          6,699       7,420
Reinvested distributions                         9,686       1,457
Redeemed                                       (69,389)    (88,777)
------------------------------------------------------------------
Net increase (decrease)                        183,223     141,231

------------------------------------------------------------------


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED SEPT. 30,                           2010        2009
------------------------------------------------------------------
CLASS B
Sold                                            29,502      19,903
Reinvested distributions                           260         120
Converted to Class A*                           (6,741)     (7,472)
Redeemed                                        (2,731)     (7,207)
------------------------------------------------------------------
Net increase (decrease)                         20,290       5,344
------------------------------------------------------------------

CLASS C
Sold                                             8,282       2,523
Reinvested distributions                           106           1
Redeemed                                          (303)         --
------------------------------------------------------------------
Net increase (decrease)                          8,085       2,524
------------------------------------------------------------------

CLASS I
Sold                                         3,093,601   8,480,845
Reinvested distributions                       394,655      19,873
Redeemed                                    (2,691,646) (1,726,777)
------------------------------------------------------------------
Net increase (decrease)                        796,610   6,773,941
------------------------------------------------------------------

CLASS R3
Redeemed                                        (1,000)         --
------------------------------------------------------------------
Net increase (decrease)                         (1,000)         --
------------------------------------------------------------------

CLASS R4
Sold                                                --         776
Reinvested distributions                            38          --
------------------------------------------------------------------
Net increase (decrease)                             38         776
------------------------------------------------------------------

CLASS R5
Redeemed                                        (1,000)         --
------------------------------------------------------------------
Net increase (decrease)                         (1,000)         --
------------------------------------------------------------------

CLASS W
Sold                                         3,992,113  35,636,689
Reinvested distributions                     1,285,769          --
Redeemed                                   (14,528,784) (5,167,911)
------------------------------------------------------------------
Net increase (decrease)                     (9,250,902) 30,468,778
------------------------------------------------------------------

CLASS Z**
Sold                                               304         N/A
------------------------------------------------------------------
Net increase (decrease)                            304         N/A
------------------------------------------------------------------


 * Automatic conversion of Class B shares to Class A shares based on the original purchase date.
** For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.


--------------------------------------------------------------------------------
46  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at $41,433,134 were on loan, secured by cash collateral of $42,717,392 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $45,093 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $77,700,576 and $77,102,784, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-

--------------------------------------------------------------------------------
48  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $21,804 and accumulated net realized gain has been increased by $21,804.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                            2010       2009
----------------------------------------------------------------
Ordinary income............................  12,354,971  167,991
Long-term capital gain.....................     653,076       --


At Sept. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income....................  $24,251,800
Undistributed accumulated long-term gain.........  $20,666,692
Unrealized appreciation (depreciation)...........  $25,960,175


11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

--------------------------------------------------------------------------------
50  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA LARGE VALUE QUANTITATIVE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Value Quantitative Fund (formerly known as RiverSource Disciplined Large Cap Value Fund) (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
52  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Large Value Quantitative Fund of the RiverSource Investment Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  53

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2010



INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals........................     28.85%
Dividends Received Deduction for corporations....................     28.01%
U.S. Government Obligations......................................      0.00%

CAPITAL GAIN DISTRIBUTION - the Fund designates $653,076 to be taxed as long-term capital gain


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
54  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
56  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 46                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
60  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed revised expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio

--------------------------------------------------------------------------------
62  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


management team. Further, the Board noted measures taken to address the Fund's performance, including the anticipated change in portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio manager expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

--------------------------------------------------------------------------------
                COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  63

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
64  COLUMBIA LARGE VALUE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

NOTES --------------------------------------------------------------------------




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

NOTES --------------------------------------------------------------------------




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

NOTES --------------------------------------------------------------------------




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                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

NOTES --------------------------------------------------------------------------




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

NOTES --------------------------------------------------------------------------




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                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

COLUMBIA LARGE VALUE QUANTITATIVE FUND
(formerly known as RiverSource Disciplined
Large Cap Value Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6523 E (11/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
DIVERSIFIED EQUITY INCOME FUND
(FORMERLY KNOWN AS RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
SEPTEMBER 30, 2010
(Prospectus also enclosed)

COLUMBIA DIVERSIFIED EQUITY INCOME FUND SEEKS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..................................    3

Manager Commentary.....................................    6

The Fund's Long-term Performance.......................   12

Fund Expenses Example..................................   14

Portfolio of Investments...............................   17

Statement of Assets and Liabilities....................   31

Statement of Operations................................   33

Statements of Changes in Net Assets....................   35

Financial Highlights...................................   37

Notes to Financial Statements..........................   47

Report of Independent Registered Public Accounting
  Firm.................................................   62

Federal Income Tax Information.........................   64

Board Members and Officers.............................   65

Approval of Investment Management Services Agreement...   71

Proxy Voting...........................................   74



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Diversified Equity Income Fund (the Fund) Class A shares gained
  10.18% (excluding sales charge) for the 12 months ended Sept. 30, 2010.

> The Fund outperformed the 8.90% increase of the Russell 1000(R) Value Index for the same time period.

> The Fund also outperformed the 9.83% advance of the Lipper Equity Income Funds
  Index, representing the Fund's peer group for the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2010)
--------------------------------------------------------------------------------



                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Columbia Diversified Equity
  Income Fund Class A (excluding
  sales charge)                   +10.18%   -9.05%   +0.86%   +4.88%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                      +8.90%   -9.39%   -0.48%   +2.59%
---------------------------------------------------------------------
Lipper Equity Income Funds Index
  (unmanaged)                      +9.83%   -7.29%   +0.58%   +2.27%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2010
                                                                    SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION(a)
Class A (inception
  10/15/90)                +10.18%   -9.05%   +0.86%   +4.88%       N/A
----------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +9.26%   -9.76%   +0.09%   +4.08%       N/A
----------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +9.37%   -9.73%   +0.10%   +4.09%       N/A
----------------------------------------------------------------------------
Class I (inception
  3/4/04)                  +10.69%   -8.65%   +1.28%     N/A      +4.44%
----------------------------------------------------------------------------
Class R(b) (inception
  12/11/06)                 +9.76%   -9.39%     N/A      N/A      -4.52%
----------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                +10.09%   -9.14%     N/A      N/A      -4.25%
----------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                 +10.34%   -8.87%   +1.04%   +5.07%       N/A
----------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                +10.62%   -8.71%     N/A      N/A      -3.81%
----------------------------------------------------------------------------
Class W (inception
  12/01/06)                +10.18%   -9.04%     N/A      N/A      -3.84%
----------------------------------------------------------------------------
Class Z (inception
  9/27/10)                    N/A      N/A      N/A      N/A      +0.11%(c)
----------------------------------------------------------------------------

With sales charge
Class A (inception
  10/15/90)                 +3.85%  -10.83%   -0.32%   +4.26%       N/A
----------------------------------------------------------------------------
Class B (inception
  3/20/95)                  +4.26%  -10.54%   -0.21%   +4.08%       N/A
----------------------------------------------------------------------------
Class C (inception
  6/26/00)                  +8.37%   -9.73%   +0.10%   +4.09%       N/A
----------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. Class I, Class R, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are offered to certain eligible investors.

(a)For classes with less than 10 years performance.
(b)Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(c)Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
   X                      Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective September 27, 2010, RiverSource Diversified Equity Income Fund was renamed Columbia Diversified Equity Income Fund.

Dear Shareholders,

Columbia Diversified Equity Income Fund (the Fund) Class A shares gained 10.18% (excluding sales charge) for the 12 months ended Sept. 30, 2010. The Fund outperformed the Russell 1000(R) Value Index (Russell Index), which increased 8.90% for the same period. The Fund also outperformed the Lipper Equity Income Funds Index, representing the Fund's peer group, which advanced 9.83% for the annual period.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets during the 12 months ended Sept. 30, 2010 can be characterized by the ebb and flow of investor sentiment toward the tepid economic recovery. As the annual period

PORTFOLIO BREAKDOWN(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

STOCKS                                     97.6%
------------------------------------------------
Consumer Discretionary                      7.2%
------------------------------------------------
Consumer Staples                            4.8%
------------------------------------------------
Energy                                     15.5%
------------------------------------------------
Financials                                 18.3%
------------------------------------------------
Health Care                                 9.5%
------------------------------------------------
Industrials                                16.8%
------------------------------------------------
Information Technology                     11.8%
------------------------------------------------
Materials                                   6.3%
------------------------------------------------
Telecommunication Services                  5.4%
------------------------------------------------
Utilities                                   2.0%
------------------------------------------------

BONDS                                       0.4%
------------------------------------------------

OTHER(2)                                    2.0%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries.
    Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets. Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of the McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

began with the fourth quarter of 2009, the U.S. had recently embarked upon an economic recovery following the longest recession since World War II. One year later, that recovery was being called into doubt, and many were contemplating the possibility of a double-dip recession. In between, volatility dominated the equity markets as macroeconomic concerns regarding sluggish Gross Domestic Product growth, persistently high unemployment levels and sustained downward pressure on interest rates see-sawed with positive news flow surrounding corporations' better-than-anticipated earnings growth, robust cash flow and, as a result, strengthened balance sheets. Amidst this counter-balance of seemingly contradictory macroeconomic and company-level forces was an unusually high correlation of movement at the stock, industry and sector level within the U.S. equity market. While such correlation was downward for five of the 12 months ended Sept. 30, 2010, it was upward for seven, and the end-result was a healthy double-digit rally in the U.S. equity markets for the annual period overall.

With correlation in the U.S. equity markets high, there was no clear trend regarding the performance of defensive vs. more cyclical, economically-sensitive sectors during the annual period. The best performers relative to the

TOP TEN HOLDINGS(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

XL Group PLC                                4.1%
------------------------------------------------
Bank of America Corp.                       3.2%
------------------------------------------------
Lorillard, Inc.                             3.1%
------------------------------------------------
Exxon Mobil Corp.                           2.9%
------------------------------------------------
JPMorgan Chase & Co.                        2.5%
------------------------------------------------
Chevron Corp.                               2.2%
------------------------------------------------
The Goldman Sachs Group, Inc.               2.1%
------------------------------------------------
Merck & Co., Inc.                           2.0%
------------------------------------------------
AT&T, Inc.                                  2.0%
------------------------------------------------
Halliburton Co.                             1.7%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Russell Index were consumer discretionary and telecommunication services. The weakest performers were financials, the only sector to generate negative returns during the annual period, and information technology.

The Fund's results benefited most from having only a modest exposure to financials, which, as mentioned earlier, was the worst performing sector within the Russell Index during the annual period. Effective industry allocation and stock selection within the financials sector helped as well. More specifically, the Fund had notably less exposure than the Russell Index in banks, such as CITIGROUP and WELLS FARGO. On a stock specific level, multi-line insurance company XL GROUP (formerly XL Capital), the Fund's largest position within the sector, was a particularly strong performer during the annual period.

Most other sectors that the Fund invests in also had standout performers during the annual period boosting Fund results relative to the Russell Index. In industrials, CATERPILLAR, DEERE and EATON were particularly strong performers for the Fund. In materials, diversified chemicals company E.I. DU PONT DE NEMOURS buoyed Fund results. In health care, a holding in pharmaceuticals company BRISTOL-MYERS SQUIBB performed especially well. UAL (the parent company of United Airlines) added value within the transportation space, and QWEST COMMUNICATIONS INTERNATIONAL boosted results from the telecommunication services sector. In consumer staples, tobacco company LORILLARD generated strong returns.

Conversely, having only a modest allocation to the strongly-performing consumer discretionary sector detracted most from the Fund's results. Similarly, having a significant exposure to the weaker information technology sector detracted. Stock selection within information technology also hurt, especially a position in HEWLETT-PACKARD, which struggled as technology spending overall came under pressure. Elsewhere, a position in offshore drilling contractor TRANSOCEAN faced significant pressure in the face of the Gulf of Mexico oil spill.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the Fund's allocation to the consumer staples sector, primarily by eliminating its position in CLOROX, reducing its position in WAL-MART STORES, and modestly trimming its exposure to tobacco company holdings. The proceeds from these sales were redeployed mostly into the industrials

--------------------------------------------------------------------------------
8  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

sector and, during the second half of the annual period, into the financials sector. In industrials, we added to the Fund's positions in a basket of global companies, especially those with exposure to the emerging markets and those focused on infrastructure and automation related industries. For example, we either established or added to positions in SIEMENS, GENERAL ELECTRIC and EMERSON ELECTRIC during the annual period. In financials, we focused primarily on building out the Fund's position in capital markets-oriented banks. We established new Fund positions in GOLDMAN SACHS and MORGAN STANLEY and increased the Fund's holding in JPMORGAN CHASE.

In the last months of the annual period, we made some shifts of assets within the information technology sector. We trimmed the Fund's positions in HEWLETT-PACKARD and INTEL in anticipation of a slowing market for personal computers and, in the case of Hewlett-Packard, based on concerns regarding management succession and corporate strategy. We reinvested the proceeds into such varied information technology companies as MASTERCARD, ORACLE, NOKIA and WESTERN DIGITAL.

OUR FUTURE STRATEGY
At the end of September, we believed that volatility would likely continue in the U.S. equity market given fluctuating investor sentiment toward risk for the next several months but against a backdrop of a moderately improving U.S. and global economy. Neither a double-dip recession nor robust economic growth appears likely to materialize. However, in the heightened news flow and partisan debate leading up to the November 2010 elections and in the immediate commentary thereafter, markets may


  The Fund's results benefited most from having only a modest exposure to financials, which, as mentioned earlier, was the worst performing sector within the Russell Index during the annual period.






--------------------------------------------------------------------------------
                COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

well continue to be choppy. Once fear regarding a potential return to the crisis scenario of 2008-2009 and reactionary response to political debate calms -- and the labor market data improves, then, in our view, U.S. equities should continue to perform well within a U.S. economy that maintains its path toward recovery, albeit slowly. Further, as stress does lessen and clarity on macroeconomic conditions eventually improves, a widening of valuations between sectors, industries and stocks -- which was extremely tight at the end of the third calendar quarter -- may widen.

Given this view, we intend to look for opportunities to moderately increase the Fund's exposure to the consumer discretionary and financials sectors, while still maintaining modest allocations. We continue to believe the positions that the Fund holds in the global cyclical components of its portfolio -- that is, those in the industrials, materials and energy sectors -- remain well positioned both for the near and longer term. Within the more classically defensive sectors, such as health care and utilities, we continue to be more stock specific than thematic in our management strategy.

Indeed, as always, across all of the sectors, we intend to maintain our focus on individual stock selection. We continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to generally invest in equities across the market capitalizations sectors with an emphasis on large-cap stocks.


Steve Schroll                          Laton Spahr, CFA(R)                    Paul Stocking
Portfolio Manager                      Portfolio Manager                      Portfolio Manager





--------------------------------------------------------------------------------
10  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Diversified Equity Income Fund Class A shares (from 10/1/00 to 9/30/10) as compared to the performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2010
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
COLUMBIA DIVERSIFIED EQUITY INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,385    $7,090    $9,839    $15,186
------------------------------------------------------------------------------------------
        Average annual total return                  +3.85%   -10.83%    -0.32%     +4.26%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000                 $10,890    $7,440    $9,760    $12,914
------------------------------------------------------------------------------------------
        Average annual total return                  +8.90%    -9.39%    -0.48%     +2.59%
------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(2)
        Cumulative value of $10,000                 $10,983    $7,969   $10,292    $12,512
------------------------------------------------------------------------------------------
        Average annual total return                  +9.83%    -7.29%    +0.58%     +2.27%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA DIVERSIFIED EQUITY INCOME FUND LINE GRAPH)


                     COLUMBIA DIVERSIFIED
                         EQUITY INCOME
                          FUND CLASS                              LIPPER EQUITY
                          A (INCLUDES         RUSSELL 1000        INCOME FUNDS
                         SALES CHARGE)       VALUE INDEX(1)          INDEX(2)
                     --------------------    --------------    ------------------
10/1/00                     $ 9,425              $10,000             $10,000
12/00                         9,418               10,360              10,345
3/01                          9,321                9,753               9,714
6/01                          9,942               10,229              10,138
9/01                          8,763                9,109               9,118
12/01                         9,674                9,781               9,807
3/02                         10,125               10,181              10,093
6/02                          9,125                9,313               9,146
9/02                          7,197                7,565               7,591
12/02                         7,894                8,262               8,195
3/03                          7,400                7,860               7,781
6/03                          9,077                9,218               8,973
9/03                          9,512                9,408               9,146
12/03                        11,201               10,743              10,312
3/04                         11,501               11,069              10,549
6/04                         11,695               11,166              10,677
9/04                         11,708               11,339              10,709
12/04                        13,243               12,515              11,654
3/05                         13,178               12,526              11,600
6/05                         13,459               12,736              11,755
9/05                         14,547               13,231              12,157
12/05                        15,008               13,398              12,331
3/06                         16,238               14,193              12,932
6/06                         16,290               14,277              12,925
9/06                         16,686               15,165              13,627
12/06                        17,956               16,379              14,600
3/07                         18,128               16,582              14,791
6/07                         20,066               17,399              15,691
9/07                         20,185               17,357              15,702
12/07                        19,391               16,350              15,035
3/08                         17,307               14,925              13,745
6/08                         16,957               14,132              13,196
9/08                         15,129               13,268              12,192
12/08                        11,556               10,325               9,712
3/09                         10,089                8,594               8,505
6/09                         11,711               10,029               9,841
9/09                         13,781               11,859              11,392
12/09                        14,663               12,359              12,027
3/10                         15,427               13,197              12,632
6/10                         13,482               11,726              11,254
9/10                         15,186               12,914              12,512




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  984.30        $5.52          1.11%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.50        $5.62          1.11%
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  980.00        $9.33          1.88%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.64        $9.50          1.88%
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  980.50        $9.23          1.86%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.74        $9.40          1.86%
----------------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  986.60        $3.24           .65%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.81        $3.29           .65%
----------------------------------------------------------------------------------------------

Class R
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  982.70        $7.11          1.43%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.90        $7.23          1.43%
----------------------------------------------------------------------------------------------

Class R3
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  983.90        $6.02          1.21%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.00        $6.12          1.21%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  985.10        $4.73           .95%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.31        $4.81           .95%
----------------------------------------------------------------------------------------------

Class R5
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  986.30        $3.54           .71%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.51        $3.60           .71%
----------------------------------------------------------------------------------------------

Class W
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  984.40        $5.37          1.08%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.65        $5.47          1.08%

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class Z
----------------------------------------------------------------------------------------------
  Actual(d)                          $1,000          $1,001.10        $0.08          1.02%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.95        $5.16          1.02%
----------------------------------------------------------------------------------------------


(a) The beginning account value for Class Z is as of Sept. 27, 2010 (when shares became publicly available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 3/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Sept. 30, 2010: -1.57% for Class A, -2.00% for Class B, -1.95% for Class C, -1.34% for Class I, -1.73% for Class R, -1.61% for Class R3, -1.49% for Class R4, -1.37% for Class R5 and -1.56% for Class W.
(d) Based on the actual return for the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010 of +0.11% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.1%)
Goodrich Corp.                                          332,077           $24,484,037
Honeywell International, Inc.                           585,494            25,726,607
                                                                      ---------------
Total                                                                      50,210,644
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
United Parcel Service, Inc., Class B                    408,550(d)         27,246,200
-------------------------------------------------------------------------------------

AIRLINES (1.0%)
AMR Corp.                                               585,698(b,d)        3,672,326
Continental Airlines, Inc., Class B                     396,998(b)          9,861,430
Delta Air Lines, Inc.                                   940,494(b,d)       10,947,350
United Continental Holdings, Inc.                       480,098(b,d)       11,344,717
US Airways Group, Inc.                                  968,760(b,d)        8,961,030
                                                                      ---------------
Total                                                                      44,786,853
-------------------------------------------------------------------------------------

AUTOMOBILES (0.6%)
Ford Motor Co.                                        2,045,864(b,d)       25,041,375
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.5%)
Gilead Sciences, Inc.                                   661,084(b)         23,541,201
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.5%)

Artio Global Investors, Inc.                            447,689(d)          6,849,642
Morgan Stanley                                        2,389,107            58,963,161
The Goldman Sachs Group, Inc.                           621,572            89,866,879
                                                                      ---------------
Total                                                                     155,679,682
-------------------------------------------------------------------------------------

CHEMICALS (3.5%)
Air Products & Chemicals, Inc.                          337,295            27,934,772
EI du Pont de Nemours & Co.                           1,597,353(d)         71,273,891
Huntsman Corp.                                        1,794,472            20,744,096
The Dow Chemical Co.                                  1,361,905(d)         37,397,911
                                                                      ---------------
Total                                                                     157,350,670
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.7%)
U.S. Bancorp                                            319,971             6,917,773
Wells Fargo & Co.                                       912,845            22,939,795
                                                                      ---------------
Total                                                                      29,857,568
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.4%)

Nokia OYJ, ADR                                        1,971,544(c,d)       19,774,586
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.9%)
Hewlett-Packard Co.                                   1,569,172            66,015,066
Western Digital Corp.                                   681,451(b,d)       19,346,394
                                                                      ---------------
Total                                                                      85,361,460
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Fluor Corp.                                             307,609(d)         15,235,874
Insituform Technologies, Inc., Class A                  217,885(b,d)        5,268,459
                                                                      ---------------
Total                                                                      20,504,333
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
Cemex SAB de CV, ADR                                  2,668,186(b,c,d)     22,679,581
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.6%)

Bank of America Corp.                                10,624,532           139,287,614
JPMorgan Chase & Co.                                  2,850,454           108,516,784
                                                                      ---------------
Total                                                                     247,804,398
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (5.0%)

AT&T, Inc.                                            3,040,766(d)         86,965,907
CenturyLink, Inc.                                       202,419(d)          7,987,454
Deutsche Telekom AG, ADR                                947,231(c)         12,915,495
Frontier Communications Corp.                           456,230(d)          3,727,399
Qwest Communications International, Inc.              5,223,769            32,753,032


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
DIVERSIFIED TELECOMMUNICATION SERVICES (CONT.)
Verizon Communications, Inc.                          1,881,403(d)        $61,314,923
Windstream Corp.                                      1,319,620(d)         16,218,130
                                                                      ---------------
Total                                                                     221,882,340
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
American Electric Power Co., Inc.                       340,745            12,345,191
FirstEnergy Corp.                                       249,638(d)          9,621,049
NextEra Energy, Inc.                                    203,638(d)         11,075,871
                                                                      ---------------
Total                                                                      33,042,111
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.6%)
ABB Ltd., ADR                                         1,968,237(b,c)       41,569,165
Babcock & Wilcox Co.                                    984,963(b)         20,960,013
Cooper Industries PLC                                   918,773(d)         44,955,563
Emerson Electric Co.                                    690,373(d)         36,355,042
Hubbell, Inc., Class B                                  300,543            15,252,557
                                                                      ---------------
Total                                                                     159,092,340
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.5%)
Agilent Technologies, Inc.                              137,756(b)          4,596,918
Tyco Electronics Ltd.                                   603,733(c)         17,641,078
                                                                      ---------------
Total                                                                      22,237,996
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.2%)
Baker Hughes, Inc.                                      805,638(d)         34,320,179
Halliburton Co.                                       2,243,855            74,204,285
McDermott International, Inc.                         2,309,464(b)         34,133,878
National Oilwell Varco, Inc.                            631,447            28,080,448
Schlumberger Ltd.                                       690,074            42,515,459
Tenaris SA, ADR                                         427,244(c,d)       16,414,714
                                                                      ---------------
Total                                                                     229,668,963
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Wal-Mart Stores, Inc.                                   817,773            43,767,211
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
WellPoint, Inc.                                         304,211(b)         17,230,511
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.0%)
Carnival Corp. Unit                                   1,121,676            42,859,240
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.8%)

DR Horton, Inc.                                         422,637(d)          4,699,723
KB Home                                                 293,757(d)          3,328,267
Pulte Group, Inc.                                       812,986(b,d)        7,121,757
Stanley Black & Decker, Inc.                            306,583            18,787,407
                                                                      ---------------
Total                                                                      33,937,154
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (--%)
CB Calpine Escrow                                     6,000,000(b,e,h)              6
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.8%)

3M Co.                                                  375,242(d)         32,537,234
General Electric Co.                                  1,894,228            30,781,205
Siemens AG, ADR                                         643,826(c)         67,859,261
Tyco International Ltd.                               1,021,536(c)         37,521,017
                                                                      ---------------
Total                                                                     168,698,717
-------------------------------------------------------------------------------------

INSURANCE (7.4%)
ACE Ltd.                                                926,425(c)         53,964,256
Axis Capital Holdings Ltd.                              396,301(d)         13,054,155
Endurance Specialty Holdings Ltd.                       562,224(c,d)       22,376,515
PartnerRe Ltd.                                          222,400(c)         17,832,032
The Travelers Companies, Inc.                           673,457            35,087,110
XL Group PLC                                          8,284,902           179,450,977
                                                                      ---------------
Total                                                                     321,765,045
-------------------------------------------------------------------------------------

IT SERVICES (3.8%)
Accenture PLC, Class A                                  871,607(c)         37,034,581
Computer Sciences Corp.                                 359,559            16,539,714
IBM Corp.                                               468,063            62,785,971
Mastercard, Inc., Class A                               239,448(d)         53,636,352
                                                                      ---------------
Total                                                                     169,996,618
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

LIFE SCIENCES TOOLS & SERVICES (2.7%)
Life Technologies Corp.                               1,372,017(b)        $64,059,473
Thermo Fisher Scientific, Inc.                        1,143,295(b)         54,740,965
                                                                      ---------------
Total                                                                     118,800,438
-------------------------------------------------------------------------------------

MACHINERY (5.6%)

Caterpillar, Inc.                                       630,217(d)         49,585,473
Deere & Co.                                             635,948(d)         44,376,451
Eaton Corp.                                             494,908            40,824,961
Illinois Tool Works, Inc.                               932,687(d)         43,854,943
Ingersoll-Rand PLC                                      768,312(c,d)       27,436,422
Parker Hannifin Corp.                                   621,000            43,507,260
                                                                      ---------------
Total                                                                     249,585,510
-------------------------------------------------------------------------------------

MEDIA (1.3%)
Comcast Corp., Class A                                  621,479(d)         11,236,340
Regal Entertainment Group, Class A                    1,048,693            13,758,852
Time Warner, Inc.                                       486,518            14,911,777
Viacom, Inc., Class B                                   485,316            17,563,586
                                                                      ---------------
Total                                                                      57,470,555
-------------------------------------------------------------------------------------

METALS & MINING (2.2%)
Alcoa, Inc.                                             977,702(d)         11,839,971
Freeport-McMoRan Copper & Gold, Inc.                    358,325(d)         30,597,372
Nucor Corp.                                             399,777(d)         15,271,481
Rio Tinto PLC, ADR                                      247,281(c,d)       14,522,813
United States Steel Corp.                               154,935(d)          6,792,350
Vale SA, ADR                                            407,214(c,d)       12,733,582
Xstrata PLC                                             393,386(c)          7,526,400
                                                                      ---------------
Total                                                                      99,283,969
-------------------------------------------------------------------------------------

MULTILINE RETAIL (2.0%)
Macy's, Inc.                                          1,576,252            36,395,659
Target Corp.                                            987,727            52,784,131
                                                                      ---------------
Total                                                                      89,179,790
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.2%)
Dominion Resources, Inc.                                764,827(d)         33,392,347
Sempra Energy                                           398,733(d)         21,451,835
                                                                      ---------------
Total                                                                      54,844,182
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.4%)
Anadarko Petroleum Corp.                                597,243            34,072,713
Apache Corp.                                            681,443            66,617,868
Chevron Corp.                                         1,172,444(d)         95,026,587
ConocoPhillips                                          959,115            55,081,974
Devon Energy Corp.                                      231,076            14,959,860
Exxon Mobil Corp.                                     2,009,439           124,163,237
Marathon Oil Corp.                                    1,032,172            34,164,893
Pioneer Natural Resources Co.                           320,661(d)         20,852,585
Total SA, ADR                                           231,775(c)         11,959,590
                                                                      ---------------
Total                                                                     456,899,307
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.8%)

Abbott Laboratories                                     511,314            26,711,043
Bristol-Myers Squibb Co.                              2,489,700(d)         67,495,767
Merck & Co., Inc.                                     2,407,440            88,617,867
Pfizer, Inc.                                          2,951,922            50,684,501
Teva Pharmaceutical Industries Ltd., ADR                484,752(c)         25,570,668
                                                                      ---------------
Total                                                                     259,079,846
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.2%)
AvalonBay Communities, Inc.                             111,407(d)         11,578,530
Equity Residential                                      246,984            11,749,028
Pebblebrook Hotel Trust                                 515,013(b,d)        9,275,384
ProLogis                                                977,336(d)         11,513,018
Ventas, Inc.                                            210,929(d)         10,877,609
                                                                      ---------------
Total                                                                      54,993,569
-------------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Union Pacific Corp.                                     311,452            25,476,774
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.4%)
Intel Corp.                                           3,683,115            70,826,301
Microchip Technology, Inc.                              784,889(d)         24,684,759
Xilinx, Inc.                                            342,573(d)          9,115,868
                                                                      ---------------
Total                                                                     104,626,928
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (2.7%)
Microsoft Corp.                                       2,852,367           $69,854,468
Oracle Corp.                                          1,865,833            50,097,616
                                                                      ---------------
Total                                                                     119,952,084
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.6%)
Home Depot, Inc.                                      1,714,029(d)         54,300,439
Staples, Inc.                                           869,902            18,198,350
                                                                      ---------------
Total                                                                      72,498,789
-------------------------------------------------------------------------------------

TOBACCO (3.8%)
Lorillard, Inc.                                       1,670,826(d)        134,184,036
Philip Morris International, Inc.                       628,700            35,219,774
                                                                      ---------------
Total                                                                     169,403,810
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel Corp.                                   4,010,608(b,d)       18,569,115
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,820,528,201)                                                 $4,324,681,469
-------------------------------------------------------------------------------------




BONDS (0.4%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

AUTOMOTIVE
Ford Motor Co.
 Senior Unsecured Convertible
 11-15-16                            4.250%          $12,611,000          $18,785,850
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $12,611,000)                                                       $18,785,850
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.0%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.245%                86,554,608(f)        $86,554,608
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $86,554,608)                                                       $86,554,608
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (21.6%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (2.5%)
Antalis US Funding Corp.
 10-07-10                            0.310%          $3,999,001            $3,999,001
 10-14-10                            0.320            4,998,711             4,998,711
Ebbets Funding LLC
 10-12-10                            0.530            9,995,142             9,995,142
Grampian Funding LLC
 10-05-10                            0.290           19,995,489            19,995,489
Rheingold Securitization
 10-15-10                            0.621           14,979,075            14,979,075
Rhein-Main Securitisation Ltd.
 10-18-10                            0.450            9,996,500             9,996,500
Royal Park Investments Funding Corp.
 10-06-10                            0.551           16,976,625            16,976,625
Tasman Funding, Inc.
 10-20-10                            0.300            9,997,500             9,997,500
Thames Asset Global Securities
 10-13-10                            0.511            9,986,825             9,986,825
Versailles Commercial Paper LLC
 10-26-10                            0.380            8,993,920             8,993,920
                                                                      ---------------
Total                                                                     109,918,788
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (11.1%)
Banque et Caisse d'Epargne de l'Etat
 11-22-10                            0.300            4,997,460             4,997,460
Barclays Bank PLC
 10-29-10                            0.340           10,000,000            10,000,000
BNP Paribas
 10-15-10                            0.327           15,000,000            15,000,000
Caisse des Depots
 12-13-10                            0.345           12,988,673            12,988,673
Credit Agricole
 10-12-10                            0.327           42,000,000            42,000,000
Credit Industrial et Commercial
 10-20-10                            0.540            5,000,000             5,000,000
 11-05-10                            0.500           20,000,766            20,000,766
 11-19-10                            0.410           15,000,191            15,000,191
Deutsche Bank AG
 12-06-10                            0.438           20,000,000            20,000,000
 01-10-11                            0.468            9,999,735             9,999,735
Development Bank of Singapore Ltd.
 11-09-10                            0.400            5,000,000             5,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
DZ Bank AG
 10-13-10                            0.340%          $9,997,167            $9,997,167
 10-20-10                            0.445            4,996,233             4,996,233
 11-16-10                            0.360           20,000,000            20,000,000
Erste Bank der Oesterreichische
 10-01-10                            0.370           23,000,000            23,000,000
 10-13-10                            0.310            5,000,000             5,000,000
KBC Bank NV
 10-13-10                            0.425            9,996,460             9,996,460
 10-22-10                            0.350            5,000,000             5,000,000
 10-27-10                            0.500           20,000,000            20,000,000
La Banque Postale
 11-16-10                            0.345           14,991,236            14,991,236
Mitsubishi UFJ Trust and Banking Corp.
 10-08-10                            0.570           10,000,000            10,000,000
 11-22-10                            0.350           25,000,000            25,000,000
Mizuho Corporate Bank Ltd.
 10-25-10                            0.500           10,000,000            10,000,000
National Australia Bank Ltd.
 03-17-11                            0.307           20,000,000            20,000,000
National Bank of Canada
 03-21-11                            0.400           20,000,000            20,000,000
Natixis
 12-16-10                            0.410            4,994,823             4,994,823
 12-23-10                            0.400            9,989,899             9,989,899
Norinchukin Bank
 10-28-10                            0.350            2,001,208             2,001,208
 11-08-10                            0.350            1,000,644             1,000,644
 11-24-10                            0.335            5,000,063             5,000,063
Nykredit Bank
 10-19-10                            0.600            5,000,000             5,000,000
Pohjola Bank PLC
 12-16-10                            0.415           10,000,000            10,000,000
 12-16-10                            0.445            4,994,382             4,994,382
Rabobank Group
 10-19-10                            0.285           10,006,129            10,006,129
 10-27-10                            0.306           21,000,000            21,000,000
 11-03-10                            0.318           10,000,000            10,000,000
Skandinaviska Enskilda Banken AB
 10-13-10                            0.300            9,997,500             9,997,500
Standard Chartered Bank PLC
 12-01-10                            0.305           10,000,000            10,000,000
Sumitomo Mitsui Banking Corp.
 10-12-10                            0.290            5,000,000             5,000,000
 10-20-10                            0.290           15,000,000            15,000,000
United Overseas Bank Ltd.
 10-12-10                            0.280           10,000,000            10,000,000
                                                                      ---------------
Total                                                                     491,952,569
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.0%)

State Development Bank of NorthRhine-Westphalia
 10-08-10                            0.511           29,961,325            29,961,325
Suncorp Metway Ltd.
 10-06-10                            0.300           14,996,375            14,996,375
                                                                      ---------------
Total                                                                      44,957,700
-------------------------------------------------------------------------------------

OTHER SHORT-TERM OBLIGATIONS (0.4%)
Natixis Financial Products LLC
 10-01-10                            0.550           18,000,000            18,000,000
-------------------------------------------------------------------------------------




                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (6.6%)(G)
Banc of America Securities LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $4,566,649                          0.220%          $4,566,621            $4,566,621
Barclays Capital, Inc.
 dated 02-08-10, matures 10-29-10,
 repurchase price
 $50,018,125                         0.450           50,000,000            50,000,000
BNP Paribas Securities Corp.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $40,000,311                         0.280           40,000,000            40,000,000
Cantor Fitzgerald & Co.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $60,000,633                         0.380           60,000,000            60,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT             VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
HSBC Securities, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $50,000,347                         0.250%         $50,000,000           $50,000,000
Mizuho Securities USA, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $30,000,333                         0.400           30,000,000            30,000,000
Nomura Securities
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $5,000,044                          0.320            5,000,000             5,000,000
Pershing LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $15,000,208                         0.500           15,000,000            15,000,000
RBS Securities, Inc.
 dated 04-01-10, matures 11-04-10,
 repurchase price
 $20,008,750                         0.450           20,000,000            20,000,000
RBS Securities, Inc.
 dated 08-18-10, matures 11-04-10,
 repurchase price
 $10,003,403                         0.350           10,000,000            10,000,000
RBS Securities, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $10,000,097                         0.350           10,000,000            10,000,000
                                                                      ---------------
Total                                                                     294,566,621
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED
  FOR SECURITIES ON LOAN
(Cost: $959,395,678)                                                     $959,395,678
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $4,879,089,487)(i)                                              $5,389,417,605
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 10.54% of net assets.

(d) At Sept. 30, 2010, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
22  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Sept. 30, 2010 was $6, representing less than 0.01% of net assets. Information concerning such security holdings at Sept. 30, 2010 was as follows:

                                              ACQUISITION
     SECURITY                                    DATES              COST
     -------------------------------------------------------------------
     CB Calpine Escrow                  12-20-01 thru 12-21-01       $--


(f) Affiliated Money Market Fund - See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(g) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


     BANC OF AMERICA SECURITIES LLC (0.220%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Pool                                    $2,393,317
     Freddie Mac Gold Pool                               2,264,637
     -------------------------------------------------------------
     Total market value of collateral securities        $4,657,954
     -------------------------------------------------------------


     BARCLAYS CAPITAL, INC. (0.450%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Bear Stearns Commercial Mortgage Securities        $3,466,407
     Citigroup Commercial Mortgage Trust                 3,390,755
     Commercial Mortgage Pass Through Certificates       4,507,846
     Credit Suisse Mortgage Capital Certificates           861,697
     Granite Master Issuer PLC                           9,888,943
     JP Morgan Chase Commercial Mortgage Securities
       Corp                                              5,471,511
     LB Commercial Conduit Mortgage Trust                4,215,104
     Merrill Lynch Mortgage Trust                        4,360,168
     Morgan Stanley Capital I                            4,463,937
     Paragon Mortgages PLC                               8,174,752
     Wachovia Bank Commercial Mortgage Trust             3,698,880
     -------------------------------------------------------------
     Total market value of collateral securities       $52,500,000
     -------------------------------------------------------------




--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     BNP PARIBAS SECURITIES CORP. (0.280%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Pool                                   $25,706,218
     Freddie Mac Gold Pool                               4,206,589
     Freddie Mac Non Gold Pool                           4,320,077
     Ginnie Mae I Pool                                   4,352,736
     Ginnie Mae II Pool                                  2,214,380
     -------------------------------------------------------------
     Total market value of collateral securities       $40,800,000
     -------------------------------------------------------------


     CANTOR FITZGERALD & CO. (0.380%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Grantor Trust                             $119,005
     Fannie Mae Interest Strip                             293,210
     Fannie Mae Pool                                     8,591,941
     Fannie Mae Principal Strip                            323,479
     Fannie Mae REMICS                                  11,115,030
     Fannie Mae Whole Loan                                 276,656
     FHLMC Multifamily Structured Pass Through
       Certificates                                         99,331
     FHLMC Structured Pass Through Securities              539,032
     Freddie Mac Non Gold Pool                           3,954,496
     Freddie Mac Reference REMIC                            49,405
     Freddie Mac REMICS                                  2,744,317
     Freddie Mac Strips                                    490,535
     Ginnie Mae I Pool                                   1,538,370
     Ginnie Mae II Pool                                  5,900,083
     Government National Mortgage Association            6,231,115
     United States Treasury Inflation Indexed Bonds        430,094
     United States Treasury Note/Bond                   15,824,195
     United States Treasury Strip Coupon                 2,154,128
     United States Treasury Strip Principal                427,166
     Cash Collateral In Lieu Of Securities                  96,482
     -------------------------------------------------------------
     Total market value of collateral securities       $61,198,070
     -------------------------------------------------------------


     HSBC SECURITIES, INC. (0.250%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     United States Treasury Strip Coupon               $46,042,782
     United States Treasury Strip Principal              4,957,283
     -------------------------------------------------------------
     Total market value of collateral securities       $51,000,065
     -------------------------------------------------------------




--------------------------------------------------------------------------------
24  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     MIZUHO SECURITIES USA, INC. (0.400%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Pool                                   $27,752,976
     Freddie Mac Gold Pool                               1,487,034
     Freddie Mac Non Gold Pool                           1,359,990
     -------------------------------------------------------------
     Total market value of collateral securities       $30,600,000
     -------------------------------------------------------------


     NOMURA SECURITIES (0.320%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     United States Treasury Note/Bond                   $5,100,000
     -------------------------------------------------------------
     Total market value of collateral securities        $5,100,000
     -------------------------------------------------------------


     PERSHING LLC (0.500%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae Pool                                    $6,163,402
     Fannie Mae REMICS                                     583,809
     Fannie Mae Whole Loan                                  16,209
     Federal National Mortgage Association                 862,780
     Freddie Mac Gold Pool                               1,763,321
     Freddie Mac Non Gold Pool                             334,508
     Freddie Mac REMICS                                  1,450,209
     Ginnie Mae I Pool                                   1,210,845
     Ginnie Mae II Pool                                    625,153
     Government National Mortgage Association              138,057
     United States Treasury Inflation Indexed Bonds            221
     United States Treasury Note/Bond                    1,863,885
     United States Treasury Strip Coupon                    12,434
     United States Treasury Strip Principal                275,167
     -------------------------------------------------------------
     Total market value of collateral securities       $15,300,000
     -------------------------------------------------------------


     RBS SECURITIES, INC. (0.450%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     American Home Mortgage Investment Trust              $443,669
     Banc of America Commercial Mortgage Inc             1,587,581
     Banc of America Large Loan Inc                        993,012
     Bear Stearns Commercial Mortgage Securities           548,391
     Bella Vista Mortgage Trust                             21,516
     CC Mortgage Funding Corp                              129,923
     Citigroup/Deutsche Bank Commercial Mortgage
       Trust                                                97,769
     Commercial Mortgage Pass Through Certificates           5,695
     Countrywide Home Loan Mortgage Pass Through
       Trust                                                97,610
     Credit Suisse First Boston Mortgage Securities
       Corp                                                309,917


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     RBS SECURITIES, INC. (0.450%) (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Credit Suisse Mortgage Capital Certificates          $423,032
     First Horizon Alternative Mortgage Securities          24,515
     First Republic Mortgage Loan Trust                    485,335
     Greenwich Capital Commercial Funding Corp             105,026
     GS Mortgage Securities Corp II                        790,777
     Harborview Mortgage Loan Trust                         88,435
     JP Morgan Chase Commercial Mortgage Securities
       Corp                                              4,653,827
     LB-UBS Commercial Mortgage Trust                       81,707
     MLCC Mortgage Investors Inc                             2,157
     Morgan Stanley Capital I                              967,120
     Sequoia Mortgage Trust                                  2,874
     Wachovia Bank Commercial Mortgage Trust             8,559,659
     WaMu Mortgage Pass Through Certificates               547,384
     Wells Fargo Mortgage Backed Securities Trust           33,353
     -------------------------------------------------------------
     Total market value of collateral securities       $21,000,284
     -------------------------------------------------------------


     RBS SECURITIES, INC. (0.350%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Fannie Mae REMICS                                    $106,496
     Government National Mortgage Association           10,093,672
     -------------------------------------------------------------
     Total market value of collateral securities       $10,200,168
     -------------------------------------------------------------


     RBS SECURITIES, INC. (0.350%)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     American Express Issuance Trust                       $80,094
     Amortizing Residential Collateral Trust               363,138
     BA Credit Card Trust                                   58,009
     Bear Stearns Asset Backed Securities Trust             89,007
     Capital Auto Receivables Asset Trust                    4,047
     Capital One Multi-Asset Execution Trust             1,097,132
     Capital One Prime Auto Receivables Trust                   36
     Chase Issuance Trust                                   79,518
     Citibank Credit Card Issuance Trust                   647,730
     Citigroup Commercial Mortgage Trust                    56,567
     Citigroup/Deutsche Bank Commercial Mortgage
       Trust                                               856,502
     Credit-Based Asset Servicing and
       Securitization LLC                                  115,822
     Discover Card Master Trust I                          200,084
     First Franklin Mortgage Loan Asset Backed
       Certificates                                        360,053
     First National Master Note Trust                      120,589
     Ford Credit Auto Owner Trust                           61,599
     Goal Capital Funding Trust                             23,959


--------------------------------------------------------------------------------
26  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

     NOTES TO PORTFOLIO OF
     INVESTMENTS (CONTINUED)



     RBS SECURITIES, INC. (0.350%) (CONTINUED)

     SECURITY DESCRIPTION                               VALUE(a)
     -------------------------------------------------------------
     Greenwich Capital Commercial Funding Corp            $218,122
     GS Mortgage Securities Corp II                        847,701
     Keycorp Student Loan Trust                              1,430
     Massachusetts Educational Financing Authority         118,810
     Nelnet Education Loan Funding Inc                     409,200
     Nelnet Student Loan Trust                           1,317,400
     Nissan Auto Lease Trust                               296,969
     SLC Student Loan Trust                                 47,899
     SLM Student Loan Trust                              2,637,116
     Structured Asset Investment Loan Trust                 72,708
     Terwin Mortgage Trust                                 318,837
     -------------------------------------------------------------
     Total market value of collateral securities       $10,500,078
     -------------------------------------------------------------



(h) Security valued by management at fair value according to procedures approved, in good faith, by the Board.

(i) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $4,949,111,844 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $561,907,334
     Unrealized depreciation                        (121,601,573)
     -----------------------------------------------------------
     Net unrealized appreciation                    $440,305,761
     -----------------------------------------------------------





--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
28  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                                 FAIR VALUE AT SEPT. 30, 2010
                            ---------------------------------------------------------------------
                                  LEVEL 1             LEVEL 2
                               QUOTED PRICES           OTHER          LEVEL 3
                                 IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(a)              IDENTICAL ASSETS(b)       INPUTS          INPUTS            TOTAL
-------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Independent Power
     Producers & Energy
     Traders                              $--               $--         $6                     $6
    All Other Industries        4,324,681,463                --         --          4,324,681,463
-------------------------------------------------------------------------------------------------
Total Equity Securities         4,324,681,463                --          6          4,324,681,469
-------------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                             --        18,785,850         --             18,785,850
-------------------------------------------------------------------------------------------------
Total Bonds                                --        18,785,850         --             18,785,850
-------------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)                 86,554,608                --         --             86,554,608
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                   --       959,395,678         --            959,395,678
-------------------------------------------------------------------------------------------------
Total Other                        86,554,608       959,395,678         --          1,045,950,286
-------------------------------------------------------------------------------------------------
Total                          $4,411,236,071      $978,181,528         $6         $5,389,417,605
-------------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                   COMMON STOCKS
----------------------------------------------------------------
Balance as of Sept. 30, 2009                             $6
  Accrued discounts/premiums                             --
  Realized gain (loss)                                   --
  Change in unrealized appreciation
    (depreciation)*                                      --
  Sales                                                  --
  Purchases                                              --
  Transfers into Level 3                                 --
  Transfers out of Level 3                               --
----------------------------------------------------------------
Balance as of Sept. 30, 2010                             $6
----------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Sept. 30, 2010 was $0.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
30  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $3,833,139,201)                  $ 4,343,467,319
  Affiliated money market fund (identified cost $86,554,608)                   86,554,608
  Investments of cash collateral received for securities on loan
    (identified cost $959,395,678)                                            959,395,678
-----------------------------------------------------------------------------------------
Total investments in securities (identified cost $4,879,089,487)            5,389,417,605
Capital shares receivable                                                       7,025,692
Dividends and accrued interest receivable                                       6,131,059
Receivable for investment securities sold                                      19,154,832
-----------------------------------------------------------------------------------------
Total assets                                                                5,421,729,188
-----------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                                     2,729
Capital shares payable                                                          7,781,669
Payable for investment securities purchased                                    19,089,457
Payable upon return of securities loaned                                      959,395,678
Accrued investment management services fees                                        68,161
Accrued distribution fees                                                          33,660
Accrued transfer agency fees                                                      104,150
Accrued administrative services fees                                                5,908
Accrued plan administration services fees                                         136,672
Other accrued expenses                                                          1,026,324
-----------------------------------------------------------------------------------------
Total liabilities                                                             987,644,408
-----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 4,434,084,780
-----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     4,910,201
Additional paid-in capital                                                  5,185,095,784
Undistributed net investment income                                             5,393,819
Accumulated net realized gain (loss)                                       (1,271,643,142)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          510,328,118
-----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 4,434,084,780
-----------------------------------------------------------------------------------------
*Value of securities on loan                                              $   933,357,280
-----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  31

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- SEPT. 30, 2010

NET ASSET VALUE PER SHARE
                     NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $3,516,017,269          389,395,539                       $9.03(1)
Class B          $  246,456,142           27,221,768                       $9.05
Class C          $   66,504,755            7,373,898                       $9.02
Class I          $  213,082,965           23,613,488                       $9.02
Class R          $   10,506,228            1,168,068                       $8.99
Class R3         $  103,577,188           11,487,624                       $9.02
Class R4         $  217,778,940           24,100,425                       $9.04
Class R5         $   60,155,529            6,658,624                       $9.03
Class W          $        3,262                  361                       $9.04
Class Z          $        2,502                  277                       $9.03
--------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.58. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $109,250,767
Interest                                                         1,502,167
Income distributions from affiliated money market fund             118,459
Income from securities lending -- net                            1,941,035
Foreign taxes withheld                                            (287,013)
--------------------------------------------------------------------------
Total income                                                   112,525,415
--------------------------------------------------------------------------
Expenses:
Investment management services fees                             27,123,619
Distribution fees
  Class A                                                        8,830,653
  Class B                                                        3,430,897
  Class C                                                          702,987
  Class R                                                           44,174
  Class R3                                                         259,312
  Class W                                                                8
Transfer agency fees
  Class A                                                        7,161,564
  Class B                                                          747,671
  Class C                                                          146,786
  Class R                                                            5,535
  Class R3                                                          54,248
  Class R4                                                         105,470
  Class R5                                                          30,032
  Class W                                                                7
Administrative services fees                                     2,189,480
Plan administration services fees
  Class R                                                           20,170
  Class R3                                                         259,312
  Class R4                                                         523,217
Compensation of board members                                      133,751
Custodian fees                                                      28,230
Printing and postage                                               339,000
Registration fees                                                  120,589
Professional fees                                                   90,811
Other                                                              230,441
--------------------------------------------------------------------------
Total expenses                                                  52,577,964
--------------------------------------------------------------------------
Investment income (loss) -- net                                 59,947,451

--------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  33

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED SEPT. 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $(72,030,432)
  Foreign currency transactions                                       (152)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (72,030,584)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   451,887,217
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          379,856,633
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $439,804,084
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                     2010             2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $    59,947,451  $    86,910,886
Net realized gain (loss) on investments                           (72,030,584)  (1,184,775,269)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                           451,887,217      442,868,813
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                      439,804,084     (654,995,570)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (49,470,218)     (62,106,996)
    Class B                                                        (2,005,454)      (4,997,320)
    Class C                                                          (450,671)        (833,254)
    Class I                                                        (3,946,066)      (4,673,146)
    Class R                                                           (96,765)        (115,559)
    Class R3                                                       (1,349,112)      (1,838,907)
    Class R4                                                       (3,268,322)      (3,733,335)
    Class R5                                                       (1,037,365)      (1,043,574)
    Class W                                                               (45)             (53)
----------------------------------------------------------------------------------------------
Total distributions                                               (61,624,018)     (79,342,144)

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  35

STATEMENTS OF CHANGES IN NET ASSETS (continued) -----

YEAR ENDED SEPT. 30,                                                     2010             2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $   615,656,367  $   567,636,299
  Class B shares                                                   15,169,381       34,078,961
  Class C shares                                                    6,772,588       12,036,042
  Class I shares                                                    9,949,562       64,096,644
  Class R shares                                                    3,974,391        2,916,569
  Class R3 shares                                                  41,194,081       58,407,966
  Class R4 shares                                                  39,427,849       64,773,087
  Class R5 shares                                                  10,824,692       20,951,895
  Class Z shares                                                        2,500              N/A
Reinvestment of distributions at net asset value
  Class A shares                                                   47,091,460       60,258,095
  Class B shares                                                    1,945,255        4,869,151
  Class C shares                                                      424,610          781,638
  Class I shares                                                    3,945,934        4,673,000
  Class R shares                                                       96,765          115,559
  Class R3 shares                                                   1,348,993        1,838,761
  Class R4 shares                                                   3,067,365        3,501,132
  Class R5 shares                                                   1,022,462        1,013,870
Conversions from Class B to Class A
  Class A shares                                                   77,929,357       75,018,936
  Class B shares                                                  (77,929,357)     (75,018,936)
Payments for redemptions
  Class A shares                                               (1,037,361,815)  (1,100,147,091)
  Class B shares                                                  (97,275,625)    (127,474,996)
  Class C shares                                                  (18,869,531)     (21,908,632)
  Class I shares                                                  (30,976,747)     (33,449,255)
  Class R shares                                                   (2,580,086)      (1,765,444)
  Class R3 shares                                                 (58,039,611)     (48,712,361)
  Class R4 shares                                                 (40,062,488)     (39,728,065)
  Class R5 shares                                                  (9,712,329)     (11,251,959)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                   (492,963,977)    (482,489,134)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (114,783,911)  (1,216,826,848)
Net assets at beginning of year                                 4,548,868,691    5,765,695,539
----------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 4,434,084,780  $ 4,548,868,691
----------------------------------------------------------------------------------------------
Undistributed net investment income                           $     5,393,819  $     7,506,223
----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.31       $9.31       $14.34      $13.10      $12.11
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .12         .16          .17         .18         .18
Net gains (losses) (both realized and
 unrealized)                                          .72       (1.02)       (3.44)       2.41        1.54
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .84        (.86)       (3.27)       2.59        1.72
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)       (.14)        (.17)       (.18)       (.19)
Distributions from realized gains                      --          --        (1.32)      (1.17)       (.54)
Tax return of capital                                  --          --         (.27)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.12)       (.14)       (1.76)      (1.35)       (.73)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.03       $8.31        $9.31      $14.34      $13.10
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.18%      (8.91%)     (25.05%)     20.98%      14.72%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.12%        .99%        1.08%       1.00%       1.10%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.36%       2.21%        1.49%       1.34%       1.40%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $3,516      $3,517       $4,504      $6,502      $5,433
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         38%          31%         31%         28%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS B                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.33       $9.32       $14.35      $13.11      $12.07
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .05         .10          .08         .08         .04
Net gains (losses) (both realized and
 unrealized)                                         .72       (1.00)       (3.45)       2.40        1.58
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .77        (.90)       (3.37)       2.48        1.62
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.05)       (.09)        (.07)       (.07)       (.04)
Distributions from realized gains                     --          --        (1.32)      (1.17)       (.54)
Tax return of capital                                 --          --         (.27)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.05)       (.09)       (1.66)      (1.24)       (.58)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.05       $8.33        $9.32      $14.35      $13.11
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.26%      (9.53%)     (25.66%)     20.04%      13.87%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.89%       1.76%        1.84%       1.76%       1.86%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .58%       1.49%         .71%        .57%        .64%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $246        $378         $633      $1,113      $1,208
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              34%         38%          31%         31%         28%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                    YEAR ENDED SEPT. 30,
CLASS C                                            ------------------------------------------------------
PER SHARE DATA                                      2010       2009         2008        2007        2006
Net asset value, beginning of period               $8.30       $9.30       $14.32      $13.09      $12.06
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .05         .10          .09         .08         .04
Net gains (losses) (both realized and
 unrealized)                                         .73       (1.01)       (3.44)       2.40        1.58
---------------------------------------------------------------------------------------------------------
Total from investment operations                     .78        (.91)       (3.35)       2.48        1.62
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.06)       (.09)        (.08)       (.08)       (.05)
Distributions from realized gains                     --          --        (1.32)      (1.17)       (.54)
Tax return of capital                                 --          --         (.27)         --          --
---------------------------------------------------------------------------------------------------------
Total distributions                                 (.06)       (.09)       (1.67)      (1.25)       (.59)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $9.02       $8.30        $9.30      $14.32      $13.09
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.37%      (9.61%)     (25.60%)     20.04%      13.84%
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.88%       1.75%        1.83%       1.76%       1.86%
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .60%       1.46%         .75%        .58%        .63%
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $67         $72          $93        $114         $86
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              34%         38%          31%         31%         28%
---------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.30       $9.30       $14.33      $13.09      $12.13
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .16         .19          .22         .23         .26
Net gains (losses) (both realized and
 unrealized)                                          .72       (1.01)       (3.45)       2.41        1.50
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .88        (.82)       (3.23)       2.64        1.76
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)       (.18)        (.21)       (.23)       (.26)
Distributions from realized gains                      --          --        (1.32)      (1.17)       (.54)
Tax return of capital                                  --          --         (.27)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)       (.18)       (1.80)      (1.40)       (.80)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.02       $8.30        $9.30      $14.33      $13.09
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.69%      (8.47%)     (24.75%)     21.44%      15.14%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .67%        .50%         .67%        .62%        .70%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.82%       2.69%        1.98%       1.72%       1.79%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $213        $212         $190        $132        $133
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         38%          31%         31%         28%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R*                                           -------------------------------------------
PER SHARE DATA                                      2010       2009         2008       2007(b)
Net asset value, beginning of period               $8.28       $9.28       $14.33       $14.03
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .09         .13          .14          .11
Net gains (losses) (both realized and
 unrealized)                                         .72       (1.01)       (3.45)        1.52
----------------------------------------------------------------------------------------------
Total from investment operations                     .81        (.88)       (3.31)        1.63
----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.10)       (.12)        (.15)        (.16)
Distributions from realized gains                     --          --        (1.32)       (1.17)
Tax return of capital                                 --          --         (.27)          --
----------------------------------------------------------------------------------------------
Total distributions                                 (.10)       (.12)       (1.74)       (1.33)
----------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.99       $8.28        $9.28       $14.33
----------------------------------------------------------------------------------------------
TOTAL RETURN                                       9.76%      (9.20%)     (25.36%)      12.74%
----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                     1.46%       1.30%        1.46%        1.43%(c)
----------------------------------------------------------------------------------------------
Net investment income (loss)                       1.03%       1.86%        1.33%        1.03%(c)
----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $11          $8           $8          $--
----------------------------------------------------------------------------------------------
Portfolio turnover rate                              34%         38%          31%          31%
----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R3                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(b)
Net asset value, beginning of period                $8.30       $9.30       $14.33       $14.03
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .11         .15          .16          .13
Net gains (losses) (both realized and
 unrealized)                                          .72       (1.01)       (3.45)        1.54
-----------------------------------------------------------------------------------------------
Total from investment operations                      .83        (.86)       (3.29)        1.67
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.11)       (.14)        (.15)        (.20)
Distributions from realized gains                      --          --        (1.32)       (1.17)
Tax return of capital                                  --          --         (.27)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.11)       (.14)       (1.74)       (1.37)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.02       $8.30        $9.30       $14.33
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.09%      (8.95%)     (25.17%)      13.02%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.22%       1.05%        1.23%        1.32%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        1.26%       2.13%        1.37%        1.35%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $104        $110         $109         $118
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         38%          31%          31%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $8.32       $9.31       $14.35      $13.11      $12.12
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13         .17          .19         .20         .21
Net gains (losses) (both realized and
 unrealized)                                          .73       (1.00)       (3.46)       2.41        1.53
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .86        (.83)       (3.27)       2.61        1.74
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)       (.16)        (.18)       (.20)       (.21)
Distributions from realized gains                      --          --        (1.32)      (1.17)       (.54)
Tax return of capital                                  --          --         (.27)         --          --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)       (.16)       (1.77)      (1.37)       (.75)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.04       $8.32        $9.31      $14.35      $13.11
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.34%      (8.57%)     (24.98%)     21.10%      14.91%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .97%        .80%         .98%        .91%        .93%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .97%        .75%         .94%        .89%        .93%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.52%       2.42%        1.66%       1.46%       1.56%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $218        $198         $183        $210         $96
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         38%          31%         31%         28%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R5                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(b)
Net asset value, beginning of period                $8.31       $9.31       $14.35       $14.03
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .15         .18          .23          .18
Net gains (losses) (both realized and
 unrealized)                                          .73       (1.00)       (3.47)        1.54
-----------------------------------------------------------------------------------------------
Total from investment operations                      .88        (.82)       (3.24)        1.72
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)       (.18)        (.21)        (.23)
Distributions from realized gains                      --          --        (1.32)       (1.17)
Tax return of capital                                  --          --         (.27)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.16)       (.18)       (1.80)       (1.40)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.03       $8.31        $9.31       $14.35
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.62%      (8.51%)     (24.83%)      13.41%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .72%        .55%         .70%         .73%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        1.77%       2.62%        2.07%        1.63%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $60         $53          $46          $10
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         38%          31%          31%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS W                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(e)
Net asset value, beginning of period                $8.32       $9.32       $14.35       $13.86
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .12         .16          .17          .14
Net gains (losses) (both realized and
 unrealized)                                          .72       (1.01)       (3.45)        1.70
-----------------------------------------------------------------------------------------------
Total from investment operations                      .84        (.85)       (3.28)        1.84
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)       (.15)        (.16)        (.18)
Distributions from realized gains                      --          --        (1.32)       (1.17)
Tax return of capital                                  --          --         (.27)          --
-----------------------------------------------------------------------------------------------
Total distributions                                  (.12)       (.15)       (1.75)       (1.35)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.04       $8.32        $9.32       $14.35
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       10.18%      (8.85%)     (25.07%)      14.40%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.09%        .91%        1.12%        1.05%(c)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        1.40%       2.28%        1.45%        1.29%(c)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               34%         38%          31%          31%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   PERIOD ENDED
CLASS Z                                              SEPT. 30,
PER SHARE DATA                                        2010(f)
Net asset value, beginning of period                   $9.02
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net gains (losses) (both realized and
 unrealized)                                             .01
---------------------------------------------------------------
Net asset value, end of period                         $9.03
---------------------------------------------------------------
TOTAL RETURN                                            .11%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                         1.02%(c)
---------------------------------------------------------------
Net investment income (loss)                           9.89%(c)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                  34%
---------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed as Class R shares.
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) For the period from Dec. 11, 2006 (when shares became publicly available) to Sept. 30, 2007.
(c) Annualized.
(d) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(e) For the period from Dec. 1, 2006 (when shares became publicly available) to Sept. 30, 2007.
(f) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
46  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Diversified Equity Income Fund (formerly known as RiverSource Diversified Equity Income Fund) (the Fund) is a series of RiverSource Investment Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Sept. 30, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W and Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment

--------------------------------------------------------------------------------
48  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Sept. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2010 was $6 representing less than 0.01% of net assets. Certain illiquid securities may be

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
50  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT SEPT. 30, 2010
At Sept. 30, 2010, the Fund had no outstanding derivatives.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPT. 30, 2010


  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                           $(817)
----------------------------------------------------------------------




    CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES
                         RECOGNIZED IN INCOME
----------------------------------------------------------------------
                                                FORWARD FOREIGN
RISK EXPOSURE CATEGORY                        CURRENCY CONTRACTS
----------------------------------------------------------------------
Foreign exchange contracts                            $--
----------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Sept. 30, 2010, the Fund had no outstanding forward foreign currency contracts. The average gross notional amount of forward foreign currency contracts opened, and subsequently closed, was $68,000 for the year ended Sept. 30, 2010.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $1,808,565 for the year ended Sept. 30, 2010. The management fee for the year ended Sept. 30, 2010 was 0.60% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to

--------------------------------------------------------------------------------
52  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, other expenses paid to this company were $11,188.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R3, Class R4, Class R5 and Class W shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept. 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

Class A                                            0.20%
Class B                                            0.22
Class C                                            0.21
Class R                                            0.06
Class R3                                           0.05
Class R4                                           0.05
Class R5                                           0.05
Class W                                            0.21


Class I shares do not pay transfer agent fees.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
54  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $15,146,000 and $753,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $2,210,042 for Class A, $254,457 for Class B and $6,526 for Class C for the year ended Sept. 30, 2010.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,519,017,048 and $2,025,628,896, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                         2010          2009
-------------------------------------------------------------------
CLASS A
Sold                                       70,303,939    80,775,751
Converted from Class B(a)                   8,988,433     9,705,150
Reinvested distributions                    5,319,074     8,515,497
Redeemed                                 (118,454,572) (159,731,850)
-------------------------------------------------------------------
Net increase (decrease)                   (33,843,126)  (60,735,452)
-------------------------------------------------------------------

CLASS B
Sold                                        1,726,446     4,946,080
Reinvested distributions                      220,806       695,761
Converted to Class A(a)                    (8,967,753)   (9,692,600)
Redeemed                                  (11,103,704)  (18,531,242)
-------------------------------------------------------------------
Net increase (decrease)                   (18,124,205)  (22,582,001)
-------------------------------------------------------------------

CLASS C
Sold                                          774,142     1,739,665
Reinvested distributions                       48,255       111,057
Redeemed                                   (2,167,626)   (3,169,227)
-------------------------------------------------------------------
Net increase (decrease)                    (1,345,229)   (1,318,505)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED SEPT. 30,                         2010          2009
-------------------------------------------------------------------
CLASS I
Sold                                        1,125,600     9,075,544
Reinvested distributions                      445,804       660,934
Redeemed                                   (3,495,683)   (4,628,546)
-------------------------------------------------------------------
Net increase (decrease)                    (1,924,279)    5,107,932
-------------------------------------------------------------------

CLASS R(b)
Sold                                          455,238       408,027
Reinvested distributions                       10,959        16,364
Redeemed                                     (297,072)     (258,360)
-------------------------------------------------------------------
Net increase (decrease)                       169,125       166,031
-------------------------------------------------------------------

CLASS R3
Sold                                        4,714,706     8,303,649
Reinvested distributions                      152,706       260,200
Redeemed                                   (6,665,434)   (6,954,886)
-------------------------------------------------------------------
Net increase (decrease)                    (1,798,022)    1,608,963
-------------------------------------------------------------------

CLASS R4
Sold                                        4,516,848     9,319,526
Reinvested distributions                      346,141       493,795
Redeemed                                   (4,569,315)   (5,624,735)
-------------------------------------------------------------------
Net increase (decrease)                       293,674     4,188,586
-------------------------------------------------------------------

CLASS R5
Sold                                        1,240,016     2,982,804
Reinvested distributions                      115,308       143,088
Redeemed                                   (1,112,112)   (1,606,583)
-------------------------------------------------------------------
Net increase (decrease)                       243,212     1,519,309
-------------------------------------------------------------------

CLASS Z(c)
Sold                                              277           N/A
-------------------------------------------------------------------
Net increase (decrease)                           277           N/A
-------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(c) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities.

--------------------------------------------------------------------------------
56  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at $933,357,280 were on loan, secured by cash collateral of $959,395,678 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,941,035 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $1,062,966,806 and $1,049,556,489, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.


--------------------------------------------------------------------------------
58  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $435,837 and accumulated net realized loss has been decreased by $435,837.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                          2010         2009
------------------------------------------------------------------
Ordinary income                           $61,624,018  $79,342,144
Long-term capital gain                             --           --


At Sept. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..................  $     5,505,680
Undistributed accumulated long-term gain.......  $            --
Accumulated realized loss......................  $(1,201,620,786)
Unrealized appreciation (depreciation).........  $   440,193,901


For federal income tax purposes, the Fund had a capital loss carry-over of $1,201,620,786 at Sept. 30, 2010, that if not offset by capital gains will expire as follows:

  2016          2017            2018
$247,351    $47,002,150    $1,154,371,285


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associate, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.


--------------------------------------------------------------------------------
60  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA DIVERSIFIED EQUITY INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Diversified Equity Income Fund, (formerly known as RiverSource Diversified Equity Income Fund) (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
62  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Diversified Equity Income Fund of the RiverSource Investment Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  63

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
64  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
66  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 46                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
68  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
70  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee, and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  71

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.


--------------------------------------------------------------------------------
72  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio

--------------------------------------------------------------------------------
               COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT  73

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
74  COLUMBIA DIVERSIFIED EQUITY INCOME FUND -- 2010 ANNUAL REPORT

NOTES --------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

NOTES --------------------------------------------------------------------------




--------------------------------------------------------------------------------
THIS PAGE IS NOT PART OF THE ANNUAL REPORT

NOTES --------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

COLUMBIA DIVERSIFIED EQUITY INCOME FUND
(formerly known as RiverSource Diversified Equity Income Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                 S-6475 AF (11/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
MID CAP VALUE OPPORTUNITY FUND
(FORMERLY KNOWN AS RIVERSOURCE MID CAP VALUE FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
SEPTEMBER 30, 2010
(Prospectus also enclosed)

COLUMBIA MID CAP VALUE OPPORTUNITY FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

       NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   31

Statement of Operations............   33

Statements of Changes in Net
  Assets...........................   35

Financial Highlights...............   37

Notes to Financial Statements......   47

Report of Independent Registered
  Public Accounting Firm...........   64

Federal Income Tax Information.....   66

Board Members and Officers.........   67

Approval of Investment Management
  Services Agreement...............   73

Proxy Voting.......................   76



SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Mid Cap Value Opportunity Fund (the Fund) Class A shares gained
  14.28% (excluding sales charge) for the 12 months ended Sept. 30, 2010.

> The Fund underperformed the 16.93% increase of the Russell Midcap(R) Value
  Index for the same time period.

> The Fund outperformed the 14.14% advance of the Lipper Mid-Cap Value Funds
  Index, representing the Fund's peer group, for the same 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2010)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   2/14/02
----------------------------------------------------------------------
Columbia Mid Cap Value
  Opportunity Fund Class A
  (excluding sales charge)        +14.28%   -6.87%   +2.33%    +7.82%
----------------------------------------------------------------------
Russell Midcap Value Index
  (unmanaged)                     +16.93%   -4.78%   +1.97%    +7.53%
----------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index
  (unmanaged)                     +14.14%   -4.43%   +2.15%    +6.39%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2010
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 2/14/02)       +14.28%   -6.87%   +2.33%   +7.82%
----------------------------------------------------------------------
Class B (inception 2/14/02)       +13.65%   -7.55%   +1.58%   +7.01%
----------------------------------------------------------------------
Class C (inception 2/14/02)       +13.49%   -7.54%   +1.56%   +7.02%
----------------------------------------------------------------------
Class I (inception 3/4/04)        +15.06%   -6.38%   +2.82%   +6.32%
----------------------------------------------------------------------
Class R* (inception 12/11/06)     +13.85%   -7.18%     N/A    -2.63%
----------------------------------------------------------------------
Class R3 (inception 12/11/06)     +14.22%   -6.91%     N/A    -2.38%
----------------------------------------------------------------------
Class R4 (inception 2/14/02)      +14.61%   -6.67%   +2.50%   +8.02%
----------------------------------------------------------------------
Class R5 (inception 12/11/06)     +14.97%   -6.42%     N/A    -1.87%
----------------------------------------------------------------------
Class W (inception 12/01/06)      +14.43%   -6.79%     N/A    -2.03%
----------------------------------------------------------------------
Class Z (inception 9/27/10)          N/A      N/A      N/A    +1.00%**
----------------------------------------------------------------------

With sales charge
Class A (inception 2/14/02)        +7.71%   -8.69%   +1.13%   +7.08%
----------------------------------------------------------------------
Class B (inception 2/14/02)        +8.65%   -8.35%   +1.28%   +7.01%
----------------------------------------------------------------------
Class C (inception 2/14/02)       +12.49%   -7.54%   +1.56%   +7.02%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares. Class I, Class R, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts. Class Z shares are offered to certain eligible investors.

* Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares. ** Not annualized.


--------------------------------------------------------------------------------
4  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                          Large
           X              Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Effective September 27, 2010, RiverSource Mid Cap Value Fund was renamed Columbia Mid Cap Value Opportunity Fund.

Dear Shareholders,

Columbia Mid Cap Value Opportunity Fund (the Fund) Class A shares gained 14.28% (excluding sales charge) for the 12 months ended Sept. 30, 2010. The Fund underperformed the 16.93% increase of the Russell Midcap(R) Value Index (Russell Index) for the same time period. However, the Fund outperformed the 14.14% advance of the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group, for the 12-month period.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets during the 12 months ended Sept. 30, 2010 can be characterized by the ebb and flow of investor

PORTFOLIO BREAKDOWN(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

STOCKS                                     95.7%
------------------------------------------------
Consumer Discretionary                     11.5%
------------------------------------------------
Consumer Staples                            3.0%
------------------------------------------------
Energy                                     10.6%
------------------------------------------------
Financials                                 17.7%
------------------------------------------------
Health Care                                 9.0%
------------------------------------------------
Industrials                                16.1%
------------------------------------------------
Information Technology                     10.5%
------------------------------------------------
Materials                                   9.5%
------------------------------------------------
Telecommunication Services                  2.7%
------------------------------------------------
Utilities                                   5.1%
------------------------------------------------
EQUITY-LINKED NOTES                         2.3%
------------------------------------------------

BONDS                                       0.4%
------------------------------------------------
OTHER(2)                                    1.6%
------------------------------------------------




(1) Portfolio holdings include industry sectors that can be comprised of securities in several industries.

    Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

sentiment toward the tepid economic recovery. As the annual period began with the fourth quarter of 2009, the U.S. had recently embarked upon an economic recovery following the longest recession since World War II. One year later, that recovery was being called into doubt, and many were contemplating the possibility of a double-dip recession. In between, volatility dominated the equity markets as macroeconomic concerns regarding sluggish Gross Domestic Product growth, persistently high unemployment levels and sustained downward pressure on interest rates see-sawed with positive news flow surrounding corporations' better-than-anticipated earnings growth, robust cash flow and, as a result, strengthened balance sheets. Amidst this counter-balance of seemingly contradictory macroeconomic and company-level forces was an unusually high correlation of movement at the stock, industry and sector level within the U.S. equity market. While such correlation was downward for five of the 12 months ended Sept. 30, 2010, it was upward for seven, and the end-result was a healthy double-digit rally in the U.S. equity markets for the annual period overall.

With correlation in the U.S. equity markets high, there was no clear trend regarding the performance of defensive vs. more cyclical, economically-

TOP TEN HOLDINGS(1) (at Sept. 30, 2010)
---------------------------------------------------------------------

XL Group PLC                                3.7%
------------------------------------------------
Lorillard, Inc.                             3.0%
------------------------------------------------
Mylan, Inc.                                 2.0%
------------------------------------------------
Cooper Industries PLC                       1.9%
------------------------------------------------
Agilent Technologies, Inc.                  1.8%
------------------------------------------------
Eastman Chemical Co.                        1.7%
------------------------------------------------
LSI Corp.                                   1.7%
------------------------------------------------
CIT Group, Inc.                             1.6%
------------------------------------------------
CIGNA Corp.                                 1.6%
------------------------------------------------
Macy's, Inc.                                1.5%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


sensitive sectors during the annual period. The best performers relative to the Russell Index were consumer discretionary, telecommunication services and materials. The weakest performer, though still generating positive returns, was information technology, followed at some distance by industrials and health care. It is well worth noting that mid-cap companies were the best performing segment within the U.S. equity market during the annual period, outpacing both their larger-cap and smaller-cap counterparts.

While the Fund produced robust absolute gains, it underperformed the Russell Index on a relative basis due primarily to sector allocation decisions. More specifically, the Fund's significant allocation to the comparatively weak information technology sector hurt the Fund's results most. So, too, did stock selection within the sector, with positions in BROCADE COMMUNICATIONS SYSTEMS, ADOBE SYSTEMS and LSI especially disappointing. Having only a modest allocation to the strongly-performing consumer discretionary sector further detracted from the Fund's results. A position in GOODYEAR TIRE hurt most within this segment of the market.

Stock selection within the financials sector detracted from the Fund's results during the annual period. While multi-line insurance company XL GROUP (formerly XL Capital) was a positive contributor, it was more than offset by the combined detracting effect of the Fund's position in reinsurance company EVEREST RE GROUP and having only a modest exposure to banks, which advanced within the Russell Index during the annual period. In materials, a position in cement company CEMEX hampered Fund performance.

On the positive side, the Fund was helped by stock selection across a wide variety of areas within the industrials sector, including electrical equipment, machinery, railroads and building products. From an individual security perspective, holdings in EATON, COOPER INDUSTRIES, AO SMITH and KANSAS CITY SOUTHERN were especially strong performers within the industrials sector during the annual period. To a more modest degree, stock selection within telecommunication services further buoyed the Fund's results, with a position in QWEST COMMUNICATIONS INTERNATIONAL the standout performer within the sector. Elsewhere, a position in energy pipeline company ENBRIDGE contributed positively to

--------------------------------------------------------------------------------
8  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Fund performance during the annual period as did a basket of chemicals companies within the materials sector.

CHANGES TO THE FUND'S PORTFOLIO
We increased the Fund's allocation to the health care sector, establishing or adding to positions in medical services provider CIGNA, medical device company BOSTON SCIENTIFIC and pharmaceutical company FOREST LABORATORIES. We also increased the Fund's exposure to the materials sector. Within materials, we primarily focused on the chemicals industry with a newly established position in HUNTSMAN and on the agriculture industry by initiating a Fund position in AGRIUM.

We correspondingly reduced the Fund's allocations to the financials, industrials and utilities sectors. In financials, we took profits in select positions, including commercial bank M&T BANK and reinsurance company PARTNERRE. We also trimmed the Fund's position in insurance broker WILLIS GROUP. We took profits in several industrials companies as well, trimming the Fund's positions during the annual period in INGERSOLL-RAND, CSX, Eaton and Cooper Industries. We also reduced the Fund's exposure to utilities, selling out of positions in QUESTAR and SEMPRA ENERGY.

OUR FUTURE STRATEGY
As of the end of September, we believe that volatility may continue in the U.S. equity markets given fluctuating investor sentiment toward risk for the next several months but against a backdrop of a moderately improving U.S. and global economy. Neither a double-dip recession nor robust economic growth appear likely to materialize. However, in the heightened news flow and partisan debate leading up to the November 2010 elections


  It is well worth noting that mid-cap companies were the best performing segment within the U.S. equity market during the annual period, outpacing both their larger-cap and smaller-cap counterparts.






--------------------------------------------------------------------------------
                COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

and in the immediate commentary thereafter, we believe markets may well continue to be choppy. Once fear regarding a potential return to the crisis scenario of 2008-2009 and reactionary response to political debate calms -- and the labor market data improves, then, in our view, U.S. equities should continue to perform well within a U.S. economy that maintains its path toward recovery, albeit slowly. Further, as stress does lessen and clarity on macroeconomic conditions eventually -- improves, a widening of valuations between sectors, industries and stocks which was extremely tight at the end of the third calendar quarter -- may widen.

Given this view, we presently intend to look for opportunities to moderately increase the Fund's exposure to the consumer discretionary and financials sectors, while still maintaining modest allocations. We continue to believe the positions that the Fund holds in the global cyclical components of its portfolio -- that is, those in the industrials, materials and energy sectors -- should be well positioned both for the near and longer term. Within the more classically defensive sectors, such as health care and utilities, we continue to be more stock specific than thematic in our management strategy.

Indeed, as always, across all of the sectors, we intend to maintain our focus on individual stock selection. We continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, with a focus on mid-sized company stocks.



Steve Schroll                          Laton Spahr, CFA(R)                    Paul Stocking
Portfolio Manager                      Portfolio Manager                      Portfolio Manager






--------------------------------------------------------------------------------
10  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Mid Cap Value Opportunity Fund Class A shares (from 2/14/02 to 9/30/10) as compared to the performance of the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    2/14/02
COLUMBIA MID CAP VALUE OPPORTUNITY FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,771    $7,614   $10,576    $18,037
-------------------------------------------------------------------------------------------
     Average annual total return                     +7.71%    -8.69%    +1.13%     +7.08%
-------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)
     Cumulative value of $10,000                    $11,693    $8,634   $11,027    $18,699
-------------------------------------------------------------------------------------------
     Average annual total return                    +16.93%    -4.78%    +1.97%     +7.53%
-------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,414    $8,728   $11,122    $17,067
-------------------------------------------------------------------------------------------
     Average annual total return                    +14.14%    -4.43%    +2.15%     +6.39%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA MID CAP VALUE OPPORTUNITY FUND LINE GRAPH)

                         COLUMBIA MID
                          CAP VALUE
                       OPPORTUNITY FUND
                           CLASS A                             LIPPER MID-CAP
                       (INCLUDES SALES     RUSSELL MIDCAP        VALUE FUNDS
                           CHARGE)         VALUE INDEX(1)         INDEX(2)
                      -----------------    --------------    ------------------
2/14/02                    $ 9,425             $10,000             $10,000
3/02                        10,275              10,666              10,766
6/02                         9,240              10,168               9,831
9/02                         7,411               8,342               8,115
12/02                        7,840               8,932               8,649
3/03                         7,152               8,570               8,284
6/03                         9,103              10,103               9,872
9/03                         9,715              10,703              10,482
12/03                       11,578              12,332              12,029
3/04                        12,321              12,991              12,703
6/04                        12,489              13,216              12,983
9/04                        12,656              13,445              12,860
12/04                       14,333              15,255              14,380
3/05                        14,521              15,374              14,349
6/05                        14,990              16,097              14,719
9/05                        16,080              16,958              15,345
12/05                       16,721              17,185              15,639
3/06                        18,157              18,494              16,699
6/06                        18,137              18,391              16,329
9/06                        18,197              19,040              16,755
12/06                       19,562              20,659              18,087
3/07                        20,442              21,662              18,918
6/07                        22,554              22,454              20,139
9/07                        22,333              21,657              19,554
12/07                       21,567              20,365              18,742
3/08                        19,195              18,605              17,041
6/08                        19,241              18,617              17,313
9/08                        16,612              17,217              15,176
12/08                       12,012              12,536              11,299
3/09                        10,678              10,696              10,222
6/09                        12,936              12,936              12,407
9/09                        15,785              15,991              14,953
12/09                       16,765              16,825              15,790
3/10                        18,064              18,441              17,109
6/10                        15,750              16,677              15,285
9/10                        18,037              18,699              17,067




(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held until Sept 30, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  998.60        $6.01          1.20%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.05        $6.07          1.20%
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  995.50        $9.80          1.96%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.24        $9.90          1.96%
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  994.00        $9.80          1.96%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.24        $9.90          1.96%
----------------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $1,001.40        $3.66           .73%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.41        $3.70           .73%
----------------------------------------------------------------------------------------------

Class R
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  995.70        $7.60(d)       1.52%(d)
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.45        $7.69(d)       1.52%(d)
----------------------------------------------------------------------------------------------

Class R3
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  998.60        $6.46          1.29%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,018.60        $6.53          1.29%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $1,000.00        $5.16          1.03%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.90        $5.22          1.03%
----------------------------------------------------------------------------------------------

Class R5
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $1,001.40        $3.96           .79%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.11        $4.00           .79%
----------------------------------------------------------------------------------------------

Class W
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  998.60        $5.86          1.17%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.20        $5.92          1.17%
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2010(a)  SEPT. 30, 2010  THE PERIOD(b)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class Z
----------------------------------------------------------------------------------------------
  Actual(e)                          $1,000          $1,010.00        $0.08          1.01%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.00        $5.11          1.01%
----------------------------------------------------------------------------------------------


(a) The beginning account values for Class Z are as of Sept. 27, 2010 (when shares became publicly available) for actual expense calculations.
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class Z are equal to the annualized expense ratio for the class as indicated above, multiplied by the average account value over the period, multiplied by 3/365 (to reflect the number of days in the period).
(c) Based on the actual return for the six months ended Sept. 30, 2010: -0.14% for Class A, -0.45% for Class B, -0.60% for Class C, +0.14% for Class I, -0.43% for Class R, -0.14% for Class R3, +0.00% for Class R4, +0.14% for Class R5 and -0.14 for Class W.
(d) Columbia Management Investment Advisors, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.51% for Class R. Any amounts waived will not be reimbursed by the Fund. This change is effective Dec. 1, 2010. Had this change been in place for the entire six month period ended Sept. 30, 2010, the actual expenses paid would have been $7.40 for Class R; the hypothetical expenses paid would have been $7.49 for Class R.
(e) Based on the actual return for the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010 of +1.00% for Class Z.


--------------------------------------------------------------------------------
16  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (95.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.1%)
Goodrich Corp.                                         338,052            $24,924,574
-------------------------------------------------------------------------------------

AIRLINES (1.0%)
AMR Corp.                                              237,793(b,e)         1,490,962
Continental Airlines, Inc., Class B                    234,919(b)           5,835,388
Delta Air Lines, Inc.                                  502,133(b,e)         5,844,828
United Continental Holdings, Inc.                      169,659(b,e)         4,009,042
US Airways Group, Inc.                                 428,038(b,e)         3,959,352
                                                                      ---------------
Total                                                                      21,139,572
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.5%)
The Goodyear Tire & Rubber Co.                       1,013,165(b)          10,891,524
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor Co.                                         334,428(b,e)         4,093,399
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.8%)
AO Smith Corp.                                         302,950(e)          17,537,776
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.2%)
Artio Global Investors, Inc.                           256,952              3,931,366
Invesco Ltd.                                         1,032,115             21,911,801
                                                                      ---------------
Total                                                                      25,843,167
-------------------------------------------------------------------------------------

CHEMICALS (5.9%)
Agrium, Inc.                                           265,555(c,e)        19,913,969
Eastman Chemical Co.                                   503,035(e)          37,224,589
Huntsman Corp.                                       1,646,676             19,035,575
Lubrizol Corp.                                         262,406             27,807,164
PPG Industries, Inc.                                   344,785(e)          25,100,348
                                                                      ---------------
Total                                                                     129,081,645
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.6%)
CIT Group, Inc.                                        850,342(b)          34,710,960
Fifth Third Bancorp                                    843,553(e)          10,147,943
SunTrust Banks, Inc.                                   430,716(e)          11,125,394
                                                                      ---------------
Total                                                                      55,984,297
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.7%)
Ritchie Bros Auctioneers, Inc.                         752,135(c,e)        15,621,844
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Brocade Communications Systems, Inc.                 1,028,455(b,e)         6,006,177
Tellabs, Inc.                                        1,307,768(e)           9,742,872
                                                                      ---------------
Total                                                                      15,749,049
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Seagate Technology PLC                                 344,430(b,c)         4,057,385
Western Digital Corp.                                  417,810(b)          11,861,626
                                                                      ---------------
Total                                                                      15,919,011
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.5%)
Chicago Bridge & Iron Co. NV                           814,615(b,c)        19,917,336
Fluor Corp.                                            249,878             12,376,457
Foster Wheeler AG                                      560,317(b,c)        13,705,354
Insituform Technologies, Inc., Class A                 127,142(b,e)         3,074,294
Jacobs Engineering Group, Inc.                         349,864(b)          13,539,737
KBR, Inc.                                              531,879             13,105,499
                                                                      ---------------
Total                                                                      75,718,677
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.7%)
Cemex SAB de CV, ADR                                 1,807,729(b,c,e)      15,365,697
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.1%)
Apollo Group, Inc., Class A                            104,982(b)           5,390,826
Capella Education Co.                                   36,676(b,e)         2,846,791
Career Education Corp.                                 229,454(b,e)         4,926,377
Corinthian Colleges, Inc.                              444,350(b,e)         3,119,337
DeVry, Inc.                                             95,344              4,691,878
ITT Educational Services, Inc.                          52,759(b,e)         3,707,375
                                                                      ---------------
Total                                                                      24,682,584
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Pico Holdings, Inc.                                    242,716(b,e)        $7,247,500
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.1%)
CenturyLink, Inc.                                      287,972(e)          11,363,375
Qwest Communications International, Inc.             2,193,987             13,756,298
Windstream Corp.                                     1,639,852(e)          20,153,782
                                                                      ---------------
Total                                                                      45,273,455
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.6%)
Allegheny Energy, Inc.                                 481,533             11,807,189
Pepco Holdings, Inc.                                   876,033(e)          16,294,214
Pinnacle West Capital Corp.                            188,070              7,761,649
                                                                      ---------------
Total                                                                      35,863,052
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.3%)
Babcock & Wilcox Co.                                   688,823(b)          14,658,153
Cooper Industries PLC                                  810,727             39,668,873
Rockwell Automation, Inc.                              283,010(e)          17,470,207
                                                                      ---------------
Total                                                                      71,797,233
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.8%)
Agilent Technologies, Inc.                           1,160,657(b)          38,731,124
Avnet, Inc.                                            819,451(b)          22,133,372
                                                                      ---------------
Total                                                                      60,864,496
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.4%)
Cameron International Corp.                            346,461(b)          14,883,965
Helix Energy Solutions Group, Inc.                   1,651,126(b,e)        18,393,543
McDermott International, Inc.                        1,604,086(b)          23,708,390
Nabors Industries Ltd.                                 872,044(b,c,e)      15,749,115
Noble Corp.                                            345,501(c)          11,674,479
Oceaneering International, Inc.                        204,619(b,e)        11,020,779
                                                                      ---------------
Total                                                                      95,430,271
-------------------------------------------------------------------------------------

GAS UTILITIES (0.6%)
EQT Corp.                                              239,158(e)           8,624,037
Questar Corp.                                          248,224              4,351,367
                                                                      ---------------
Total                                                                      12,975,404
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Boston Scientific Corp.                              2,931,693(b)          17,971,278
Hospira, Inc.                                          250,654(b)          14,289,785
                                                                      ---------------
Total                                                                      32,261,063
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.1%)
CIGNA Corp.                                            942,780             33,732,669
Universal Health Services, Inc., Class B               306,527             11,911,639
                                                                      ---------------
Total                                                                      45,644,308
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Penn National Gaming, Inc.                             750,687(b)          22,227,842
Royal Caribbean Cruises Ltd.                           228,041(b,e)         7,190,133
                                                                      ---------------
Total                                                                      29,417,975
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.3%)
DR Horton, Inc.                                        421,649(e)           4,688,737
KB Home                                                211,166(e)           2,392,511
Mohawk Industries, Inc.                                215,454(b,e)        11,483,697
Pulte Group, Inc.                                      468,163(b,e)         4,101,108
Stanley Black & Decker, Inc.                           110,434              6,767,396
                                                                      ---------------
Total                                                                      29,433,449
-------------------------------------------------------------------------------------

INSURANCE (9.5%)
AON Corp.                                              161,106              6,300,856
Assurant, Inc.                                         592,404             24,110,843
Axis Capital Holdings Ltd.                             565,589             18,630,502
Everest Re Group Ltd.                                  315,550(c)          27,285,608
Lincoln National Corp.                                 799,370             19,120,930
PartnerRe Ltd.                                         282,057(c)          22,615,330
Transatlantic Holdings, Inc.                           205,645             10,450,879
XL Group PLC                                         3,691,138             79,950,048
                                                                      ---------------
Total                                                                     208,464,996
-------------------------------------------------------------------------------------

IT SERVICES (0.5%)
Computer Sciences Corp.                                258,870             11,908,020
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.3%)
Hasbro, Inc.                                           664,295(e)          29,567,770
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

LIFE SCIENCES TOOLS & SERVICES (1.4%)
Life Technologies Corp.                                681,101(b)         $31,800,606
-------------------------------------------------------------------------------------

MACHINERY (4.2%)
AGCO Corp.                                             507,447(b,e)        19,795,508
Eaton Corp.                                            360,462             29,734,511
Ingersoll-Rand PLC                                     222,055(c)           7,929,584
Parker Hannifin Corp.                                  218,474             15,306,288
Terex Corp.                                            246,319(b)           5,645,631
The Manitowoc Co., Inc.                              1,055,431(e)          12,781,269
                                                                      ---------------
Total                                                                      91,192,791
-------------------------------------------------------------------------------------

MEDIA (1.9%)
Liberty Media Corp. -- Starz, Series A                 101,626(b,i)         6,593,495
National CineMedia, Inc.                             1,074,220             19,228,538
Regal Entertainment Group, Class A                   1,191,716             15,635,314
                                                                      ---------------
Total                                                                      41,457,347
-------------------------------------------------------------------------------------

METALS & MINING (1.9%)
Cliffs Natural Resources, Inc.                         141,550(e)           9,047,876
Freeport-McMoRan Copper & Gold, Inc.                   237,462(e)          20,276,881
Steel Dynamics, Inc.                                   542,813(e)           7,659,091
United States Steel Corp.                              120,580(e)           5,286,227
                                                                      ---------------
Total                                                                      42,270,075
-------------------------------------------------------------------------------------

MULTILINE RETAIL (2.3%)
Macy's, Inc.                                         1,380,362             31,872,558
Nordstrom, Inc.                                        484,964(e)          18,040,661
                                                                      ---------------
Total                                                                      49,913,219
-------------------------------------------------------------------------------------

MULTI-UTILITIES (2.8%)
CenterPoint Energy, Inc.                               694,677             10,920,322
DTE Energy Co.                                         301,556             13,850,467
Sempra Energy                                          329,051(e)          17,702,944
Wisconsin Energy Corp.                                 336,467             19,447,793
                                                                      ---------------
Total                                                                      61,921,526
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.1%)
Alpha Natural Resources, Inc.                          520,546(b)          21,420,468
El Paso Corp.                                        1,268,611             15,705,404
Enbridge, Inc.                                         537,319(c)          28,101,784
Newfield Exploration Co.                               490,034(b,e)        28,147,552
Pioneer Natural Resources Co.                          347,538(e)          22,600,396
QEP Resources, Inc.                                    141,352              4,260,349
Southwestern Energy Co.                                154,904(b)           5,179,990
Ultra Petroleum Corp.                                  224,798(b,e)         9,437,020
                                                                      ---------------
Total                                                                     134,852,963
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.9%)
Domtar Corp.                                           118,223(c)           7,634,841
Louisiana-Pacific Corp.                              1,744,063(b,e)        13,202,557
                                                                      ---------------
Total                                                                      20,837,398
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.9%)
Forest Laboratories, Inc.                              882,183(b)          27,285,920
Mylan, Inc.                                          2,300,526(b,e)        43,272,895
Watson Pharmaceuticals, Inc.                           370,214(b)          15,663,754
                                                                      ---------------
Total                                                                      86,222,569
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.6%)
AvalonBay Communities, Inc.                            108,115(e)          11,236,392
Boston Properties, Inc.                                 94,909(e)           7,888,836
Equity Residential                                     278,703(e)          13,257,902
Pebblebrook Hotel Trust                                264,023(b)           4,755,054
ProLogis                                             1,230,662(e)          14,497,198
Rayonier, Inc.                                         225,441(e)          11,299,103
Ventas, Inc.                                           299,715(e)          15,456,303
                                                                      ---------------
Total                                                                      78,390,788
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
The St. Joe Co.                                        415,280(b,e)        10,328,014
-------------------------------------------------------------------------------------

ROAD & RAIL (1.5%)
Con-way, Inc.                                          129,027(e)           3,998,547
Kansas City Southern                                   505,110(b,e)        18,896,165
Knight Transportation, Inc.                            101,754(e)           1,966,905
Landstar System, Inc.                                   77,112              2,978,065
Old Dominion Freight Line, Inc.                        103,145(b,e)         2,621,946
Werner Enterprises, Inc.                               110,312(e)           2,260,293
                                                                      ---------------
Total                                                                      32,721,921
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
LSI Corp.                                            7,967,160(b)         $36,330,250
Microchip Technology, Inc.                             360,303(e)          11,331,529
NXP Semiconductor NV                                   964,374(b,c,e)      11,948,594
                                                                      ---------------
Total                                                                      59,610,373
-------------------------------------------------------------------------------------

SOFTWARE (3.0%)
Autodesk, Inc.                                         407,190(b,e)        13,017,864
BMC Software, Inc.                                     573,662(b)          23,221,838
Check Point Software Technologies Ltd.                 786,331(b,c)        29,039,204
                                                                      ---------------
Total                                                                      65,278,906
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.5%)
Abercrombie & Fitch Co., Class A                       268,858(e)          10,571,497
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
VF Corp.                                               237,218(e)          19,219,402
-------------------------------------------------------------------------------------

TOBACCO (2.9%)
Lorillard, Inc.                                        802,929             64,483,228
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
Sprint Nextel Corp.                                  3,117,309(b)          14,433,141
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,861,144,416)                                                 $2,084,207,572
-------------------------------------------------------------------------------------




EQUITY-LINKED NOTES (2.3%)(f)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
Deutsche Bank AG
 Absolute Trigger Mandatory Exchangeable Notes
 Senior Unsecured
 11-02-10                            0.000%          $65,873,000(c,d)     $50,050,305
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $65,873,000)                                                       $50,050,305
-------------------------------------------------------------------------------------



BONDS (0.4%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUTOMOTIVE
Ford Motor Co.
 Senior Unsecured Convertible
 11-15-16                            4.250%           $5,595,000           $8,334,536
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $5,595,000)                                                         $8,334,536
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.5%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.245%                33,981,817(g)        $33,981,817
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $33,981,817)                                                       $33,981,817
-------------------------------------------------------------------------------------




INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (22.5%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (2.4%)
Argento Variable Funding Company LLC
 10-12-10                            0.300%           $4,998,667           $4,998,667
 10-25-10                            0.300            10,997,616           10,997,616
Ebbets Funding LLC
 10-12-10                            0.530             9,995,141            9,995,141
Grampian Funding LLC
 10-08-10                            0.290             1,999,533            1,999,533
Rheingold Securitization
 10-15-10                            0.621             4,993,025            4,993,025
Royal Park Investments Funding Corp.
 10-06-10                            0.551             1,997,250            1,997,250
Thames Asset Global Securities
 10-13-10                            0.511             9,986,825            9,986,825
Versailles Commercial Paper LLC
 10-26-10                            0.380             7,994,596            7,994,596
                                                                      ---------------
Total                                                                      52,962,653
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

CERTIFICATES OF DEPOSIT (13.3%)
Australia and New Zealand Bank Group
 10-25-10                            0.350%           $5,000,000           $5,000,000
Bank of Tokyo Securities
 12-16-10                            0.350             9,991,161            9,991,161
Banque et Caisse d'Epargne de l'Etat
 11-22-10                            0.300             9,994,753            9,994,753
 11-22-10                            0.300             4,997,460            4,997,460
BNP Paribas
 10-15-10                            0.327            14,000,000           14,000,000
Caisse des Depots
 12-13-10                            0.345             9,991,287            9,991,287
 12-20-10                            0.350             4,995,580            4,995,580
Credit Agricole
 10-12-10                            0.327            21,000,000           21,000,000
Credit Industrial et Commercial
 11-05-10                            0.500            15,000,574           15,000,574
 11-19-10                            0.410             3,000,038            3,000,038
Deutsche Bank AG
 12-06-10                            0.438            15,000,000           15,000,000
DZ Bank AG
 10-12-10                            0.500            10,000,000           10,000,000
 10-18-10                            0.480             5,000,000            5,000,000
KBC Bank NV
 10-20-10                            0.350             9,997,084            9,997,084
La Banque Postale
 11-16-10                            0.345             9,994,158            9,994,158
Mitsubishi UFJ Trust and Banking Corp.
 11-22-10                            0.350            10,000,000           10,000,000
National Australia Bank Ltd.
 03-17-11                            0.307            10,000,000           10,000,000
National Bank of Canada
 03-21-11                            0.400            10,000,000           10,000,000
Natixis
 12-16-10                            0.410             9,989,647            9,989,647
 12-23-10                            0.400             4,994,950            4,994,950
Norinchukin Bank
 10-12-10                            0.575            10,000,132           10,000,132
Pohjola Bank PLC
 12-16-10                            0.415             5,000,000            5,000,000
 12-16-10                            0.445             4,994,382            4,994,382
Rabobank Group
 10-27-10                            0.306            15,000,000           15,000,000
 11-03-10                            0.318            10,000,000           10,000,000
Skandinaviska Enskilda Banken AB
 10-13-10                            0.300             4,998,750            4,998,750
Standard Chartered Bank PLC
 12-01-10                            0.305             5,000,000            5,000,000
 12-10-10                            0.490             5,000,000            5,000,000
Sumitomo Mitsui Banking Corp.
 10-12-10                            0.290             4,000,000            4,000,000
 10-20-10                            0.290             5,000,000            5,000,000
Union Bank of Switzerland
 10-18-10                            0.455             5,000,000            5,000,000
United Overseas Bank Ltd.
 10-12-10                            0.280             5,000,000            5,000,000
 11-18-10                            0.300            15,000,000           15,000,000
Westpac Banking Corp.
 11-03-10                            0.298             5,000,000            5,000,000
                                                                      ---------------
Total                                                                     291,939,956
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.2%)
State Development Bank of NorthRhine-Westphalia
 10-08-10                            0.511             4,993,554            4,993,554
-------------------------------------------------------------------------------------

OTHER SHORT-TERM OBLIGATIONS (0.3%)
The Goldman Sachs Group, Inc.
 12-22-10                            0.500             6,000,000            6,000,000
-------------------------------------------------------------------------------------

                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (6.3%)(H)
Banc of America Securities LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $3,014,309                          0.220%           $3,014,290           $3,014,290
Barclays Capital, Inc.
 dated 03-22-10, matures 10-29-10,
 repurchase price
 $10,003,625                         0.450            10,000,000           10,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
Barclays Capital, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $2,000,017                          0.300%           $2,000,000           $2,000,000
BNP Paribas Securities Corp.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $35,000,272                         0.280            35,000,000           35,000,000
Cantor Fitzgerald & Co.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $25,000,264                         0.380            25,000,000           25,000,000
Citigroup Global Markets, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $10,000,058                         0.210            10,000,000           10,000,000
Deutsche Bank AG
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $2,767,316                          0.300             2,767,293            2,767,293
Mizuho Securities USA, Inc.
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $5,000,056                          0.400             5,000,000            5,000,000
Morgan Stanley
 dated 01-15-10, matures 10-29-10,
 repurchase price
 $10,003,625                         0.450            10,000,000           10,000,000
Pershing LLC
 dated 09-30-10, matures 10-01-10,
 repurchase price
 $24,000,333                         0.500            24,000,000           24,000,000
RBS Securities, Inc.
 dated 04-01-10, matures 11-04-10,
 repurchase price
 $10,004,375                         0.450            10,000,000           10,000,000
                                                                      ---------------
Total                                                                     136,781,583
-------------------------------------------------------------------------------------

TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $492,677,746)                                                     $492,677,746
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,459,271,979)(j)                                              $2,669,251,976
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 13.70% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2010, the value of these securities amounted to $50,050,305 or 2.28% of net assets.


--------------------------------------------------------------------------------
22  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(e) At Sept. 30, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

(f) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(g) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(h) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BANC OF AMERICA SECURITIES LLC (0.220%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Pool                                    $1,579,757
Freddie Mac Gold Pool                               1,494,819
-------------------------------------------------------------
Total market value of collateral securities        $3,074,576
-------------------------------------------------------------


BARCLAYS CAPITAL, INC. (0.450%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Bear Stearns Commercial Mortgage Securities          $693,281
Citigroup Commercial Mortgage Trust                   678,151
Commercial Mortgage Pass Through Certificates         901,569
Credit Suisse Mortgage Capital Certificates           172,339
Granite Master Issuer PLC                           1,977,789
JP Morgan Chase Commercial Mortgage Securities
  Corp                                              1,094,302
LB Commercial Conduit Mortgage Trust                  843,021
Merrill Lynch Mortgage Trust                          872,034
Morgan Stanley Capital I                              892,788
Paragon Mortgages PLC                               1,634,950
Wachovia Bank Commercial Mortgage Trust               739,776
-------------------------------------------------------------
Total market value of collateral securities       $10,500,000
-------------------------------------------------------------




--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



BARCLAYS CAPITAL, INC. (0.300%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
United States Treasury Bill                        $2,040,002
-------------------------------------------------------------
Total market value of collateral securities        $2,040,002
-------------------------------------------------------------


BNP PARIBAS SECURITIES CORP. (0.280%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Pool                                   $22,492,941
Freddie Mac Gold Pool                               3,680,765
Freddie Mac Non Gold Pool                           3,780,067
Ginnie Mae I Pool                                   3,808,644
Ginnie Mae II Pool                                  1,937,583
-------------------------------------------------------------
Total market value of collateral securities       $35,700,000
-------------------------------------------------------------


CANTOR FITZGERALD & CO. (0.380%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Grantor Trust                              $49,586
Fannie Mae Interest Strip                             122,171
Fannie Mae Pool                                     3,579,975
Fannie Mae Principal Strip                            134,783
Fannie Mae REMICS                                   4,631,262
Fannie Mae Whole Loan                                 115,274
FHLMC Multifamily Structured Pass Through
  Certificates                                         41,388
FHLMC Structured Pass Through Securities              224,597
Freddie Mac Non Gold Pool                           1,647,707
Freddie Mac Reference REMIC                            20,585
Freddie Mac REMICS                                  1,143,465
Freddie Mac Strips                                    204,389
Ginnie Mae I Pool                                     640,988
Ginnie Mae II Pool                                  2,458,368
Government National Mortgage Association            2,596,298
United States Treasury Inflation Indexed Bonds        179,206
United States Treasury Note/Bond                    6,593,414
United States Treasury Strip Coupon                   897,553
United States Treasury Strip Principal                177,986
Cash Collateral In Lieu Of Securities                  40,201
-------------------------------------------------------------
Total market value of collateral securities       $25,499,196
-------------------------------------------------------------




--------------------------------------------------------------------------------
24  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CITIGROUP GLOBAL MARKETS, INC. (0.210%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Benchmark REMIC                            $56,388
Fannie Mae REMICS                                   3,497,124
Freddie Mac Reference REMIC                           112,673
Freddie Mac REMICS                                  4,980,463
Government National Mortgage Association            1,553,352
-------------------------------------------------------------
Total market value of collateral securities       $10,200,000
-------------------------------------------------------------


DEUTSCHE BANK AG (0.300%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Pool                                    $1,355,497
Freddie Mac Gold Pool                               1,467,142
-------------------------------------------------------------
Total market value of collateral securities        $2,822,639
-------------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.400%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Pool                                    $4,625,496
Freddie Mac Gold Pool                                 247,839
Freddie Mac Non Gold Pool                             226,665
-------------------------------------------------------------
Total market value of collateral securities        $5,100,000
-------------------------------------------------------------


MORGAN STANLEY (0.450%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Btm Capital Corp                                     $116,901
Grampian Funding Ltd/LLC                            1,166,551
Intesa Funding LLC                                  1,071,529
Landesbank Hsn-Thurny                                  82,228
Nationwide Building Soc                             2,525,000
Panasonic Finance AMC Inc                             847,948
Royal Bank Of Scotland                              1,049,303
Scaldis & Scaldis Jo                                3,200,207
Unicredit Delaware                                    440,333
-------------------------------------------------------------
Total market value of collateral securities       $10,500,000
-------------------------------------------------------------




--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



PERSHING LLC (0.500%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Fannie Mae Pool                                    $9,861,443
Fannie Mae REMICS                                     934,094
Fannie Mae Whole Loan                                  25,935
Federal National Mortgage Association               1,380,448
Freddie Mac Gold Pool                               2,821,314
Freddie Mac Non Gold Pool                             535,213
Freddie Mac REMICS                                  2,320,335
Ginnie Mae I Pool                                   1,937,352
Ginnie Mae II Pool                                  1,000,244
Government National Mortgage Association              220,891
United States Treasury Inflation Indexed Bonds            353
United States Treasury Note/Bond                    2,982,215
United States Treasury Strip Coupon                    19,895
United States Treasury Strip Principal                440,268
-------------------------------------------------------------
Total market value of collateral securities       $24,480,000
-------------------------------------------------------------


RBS SECURITIES, INC. (0.450%)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
American Home Mortgage Investment Trust              $221,834
Banc of America Commercial Mortgage Inc               793,791
Banc of America Large Loan Inc                        496,506
Bear Stearns Commercial Mortgage Securities           274,195
Bella Vista Mortgage Trust                             10,758
CC Mortgage Funding Corp                               64,961
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                                48,885
Commercial Mortgage Pass Through Certificates           2,848
Countrywide Home Loan Mortgage Pass Through
  Trust                                                48,805
Credit Suisse First Boston Mortgage Securities
  Corp                                                154,958
Credit Suisse Mortgage Capital Certificates           211,516
First Horizon Alternative Mortgage Securities          12,258
First Republic Mortgage Loan Trust                    242,668
Greenwich Capital Commercial Funding Corp              52,513
GS Mortgage Securities Corp II                        395,389
Harborview Mortgage Loan Trust                         44,217
JP Morgan Chase Commercial Mortgage Securities
  Corp                                              2,326,914
LB-UBS Commercial Mortgage Trust                       40,853
MLCC Mortgage Investors Inc                             1,078
Morgan Stanley Capital I                              483,560


--------------------------------------------------------------------------------
26  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



RBS SECURITIES, INC. (0.450%) (CONTINUED)

SECURITY DESCRIPTION                               VALUE(a)
-------------------------------------------------------------
Sequoia Mortgage Trust                                 $1,437
Wachovia Bank Commercial Mortgage Trust             4,279,830
WaMu Mortgage Pass Through Certificates               273,692
Wells Fargo Mortgage Backed Securities Trust           16,676
-------------------------------------------------------------
Total market value of collateral securities       $10,500,142
-------------------------------------------------------------



(i) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(j) At Sept. 30, 2010, the cost of securities for federal income tax purposes was $2,510,334,611 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $242,077,252
     Unrealized depreciation                         (83,159,887)
     -----------------------------------------------------------
     Net unrealized appreciation                    $158,917,365
     -----------------------------------------------------------





--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
28  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2010:

                                                FAIR VALUE AT SEPT. 30, 2010
                           ---------------------------------------------------------------------
                                 LEVEL 1             LEVEL 2
                              QUOTED PRICES           OTHER          LEVEL 3
                                IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(a)             IDENTICAL ASSETS(b)       INPUTS          INPUTS            TOTAL
------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks               $2,084,207,572               $--         $--        $2,084,207,572
------------------------------------------------------------------------------------------------
Total Equity Securities        2,084,207,572                --          --         2,084,207,572
------------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                            --         8,334,536          --             8,334,536
------------------------------------------------------------------------------------------------
Total Bonds                               --         8,334,536          --             8,334,536
------------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                     --        50,050,305          --            50,050,305
  Affiliated Money
    Market Fund(c)                33,981,817                --          --            33,981,817
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --       492,677,746          --           492,677,746
------------------------------------------------------------------------------------------------
Total Other                       33,981,817       542,728,051          --           576,709,868
------------------------------------------------------------------------------------------------
Total                         $2,118,189,389      $551,062,587         $--        $2,669,251,976
------------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.



--------------------------------------------------------------------------------
30  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
SEPT. 30, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $1,932,612,416)                  $2,142,592,413
  Affiliated money market fund (identified cost $33,981,817)                  33,981,817
  Investments of cash collateral received for securities on loan
    (identified cost $492,677,746)                                           492,677,746
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $2,459,271,979)           2,669,251,976
Capital shares receivable                                                        715,306
Dividends and accrued interest receivable                                      2,095,783
Receivable for investment securities sold                                     38,404,230
----------------------------------------------------------------------------------------
Total assets                                                               2,710,467,295
----------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         4,386,910
Payable for investment securities purchased                                   19,142,991
Payable upon return of securities loaned                                     492,677,746
Accrued investment management services fees                                       41,245
Accrued distribution fees                                                         13,585
Accrued transfer agency fees                                                      45,264
Accrued administrative services fees                                               3,220
Accrued plan administration services fees                                        192,361
Other accrued expenses                                                           245,858
----------------------------------------------------------------------------------------
Total liabilities                                                            516,749,180
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $2,193,718,115
----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    3,160,139
Additional paid-in capital                                                 2,646,451,712
Undistributed net investment income                                            7,239,196
Accumulated net realized gain (loss)                                        (673,112,929)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         209,979,997
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $2,193,718,115
----------------------------------------------------------------------------------------
*Value of securities on loan                                              $  481,363,346
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  31

STATEMENT OF ASSETS AND LIABILITIES (continued) ------------------------------- SEPT. 30, 2010

NET ASSET VALUE PER SHARE
                     NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $1,324,861,234          190,828,987                       $6.94(1)
Class B          $   92,369,516           13,858,019                       $6.67
Class C          $   45,316,976            6,804,993                       $6.66
Class I          $  117,621,210           16,645,131                       $7.07
Class R          $   16,531,042            2,401,189                       $6.88
Class R3         $   67,911,361            9,816,068                       $6.92
Class R4         $  389,349,450           55,711,660                       $6.99
Class R5         $  139,751,259           19,946,983                       $7.01
Class W          $        3,543                  506                       $7.00
Class Z          $        2,524                  357                       $7.07
--------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.36. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED SEPT. 30, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $ 38,131,769
Interest                                                           347,994
Income distributions from affiliated money market fund              73,339
Income from securities lending -- net                            1,776,649
Foreign taxes withheld                                            (277,165)
--------------------------------------------------------------------------
Total income                                                    40,052,586
--------------------------------------------------------------------------
Expenses:
Investment management services fees                             14,465,693
Distribution fees
  Class A                                                        3,437,402
  Class B                                                        1,099,576
  Class C                                                          443,050
  Class R                                                           82,745
  Class R3                                                         146,000
  Class W                                                                8
Transfer agency fees
  Class A                                                        2,988,479
  Class B                                                          259,032
  Class C                                                           98,663
  Class R                                                           10,211
  Class R3                                                          30,566
  Class R4                                                         188,097
  Class R5                                                          76,944
  Class W                                                                7
Administrative services fees                                     1,176,703
Plan administration services fees
  Class R                                                           38,400
  Class R3                                                         146,000
  Class R4                                                         929,981
Compensation of board members                                       65,673
Custodian fees                                                      25,545
Printing and postage                                               244,500
Registration fees                                                   48,107
Professional fees                                                   56,274
Other                                                               40,814
--------------------------------------------------------------------------
Total expenses                                                  26,098,470
--------------------------------------------------------------------------
Investment income (loss) -- net                                 13,954,116
--------------------------------------------------------------------------



--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  33

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED SEPT. 30, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $ 12,424,718
  Foreign currency transactions                                    (33,034)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                         12,391,684
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   243,438,537
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          255,830,221
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $269,784,337
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                    2010            2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   13,954,116  $   23,972,761
Net realized gain (loss) on investments                           12,391,684    (590,498,906)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          243,438,537     401,025,380
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     269,784,337    (165,500,765)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (16,978,323)     (6,689,472)
    Class B                                                         (546,735)             --
    Class C                                                         (305,343)             --
    Class I                                                         (791,553)       (146,963)
    Class R                                                         (180,823)        (59,254)
    Class R3                                                        (720,607)       (202,715)
    Class R4                                                      (5,317,307)     (1,811,191)
    Class R5                                                      (2,395,401)       (787,627)
    Class W                                                              (44)            (13)
  Net realized gain
    Class A                                                               --    (108,709,788)
    Class B                                                               --      (9,999,814)
    Class C                                                               --      (3,265,935)
    Class I                                                               --      (1,163,507)
    Class R                                                               --        (878,674)
    Class R3                                                              --      (2,431,441)
    Class R4                                                              --     (19,048,162)
    Class R5                                                              --      (6,372,091)
    Class W                                                               --            (226)
--------------------------------------------------------------------------------------------
Total distributions                                              (27,236,136)   (161,566,873)
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  35

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED SEPT. 30,                                                    2010            2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $  113,226,588  $  286,175,982
  Class B shares                                                   4,711,558       8,946,625
  Class C shares                                                   5,444,679       7,622,314
  Class I shares                                                   3,991,163      27,116,720
  Class R shares                                                   4,023,183       7,179,544
  Class R3 shares                                                 35,102,760      28,244,883
  Class R4 shares                                                 94,160,471     119,491,074
  Class R5 shares                                                 40,121,831      91,595,655
  Class Z shares                                                       2,500             N/A
Fund merger (Note 9)
  Class A shares                                                 196,881,224             N/A
  Class B shares                                                  33,139,932             N/A
  Class C shares                                                   4,214,969             N/A
  Class I shares                                                  67,824,923             N/A
  Class R4 shares                                                     87,188             N/A
Reinvestment of distributions at net asset value
  Class A shares                                                  16,622,359     113,220,162
  Class B shares                                                     531,175       9,780,584
  Class C shares                                                     237,703       2,586,404
  Class I shares                                                     791,468       1,310,084
  Class R shares                                                     180,133         937,928
  Class R3 shares                                                    720,607       2,634,156
  Class R4 shares                                                  5,317,192      20,858,784
  Class R5 shares                                                  2,098,379       6,295,319
Conversions from Class B to Class A
  Class A shares                                                  28,650,080      15,583,089
  Class B shares                                                 (28,650,080)    (15,583,089)
Payments for redemptions
  Class A shares                                                (533,995,945)   (531,520,750)
  Class B shares                                                 (31,606,765)    (34,142,545)
  Class C shares                                                 (11,466,082)    (13,517,775)
  Class I shares                                                  (5,302,334)     (5,572,049)
  Class R shares                                                  (5,474,647)     (2,360,580)
  Class R3 shares                                                (21,413,184)    (14,538,133)
  Class R4 shares                                                (91,611,542)    (54,661,785)
  Class R5 shares                                                (52,380,420)    (32,246,696)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (123,818,934)     45,435,905
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          118,729,267    (281,631,733)
Net assets at beginning of year                                2,074,988,848   2,356,620,581
--------------------------------------------------------------------------------------------
Net assets at end of year                                     $2,193,718,115  $2,074,988,848
--------------------------------------------------------------------------------------------
Undistributed net investment income                           $    7,239,196  $   21,282,632
--------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED SEPT. 30,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.15       $7.14       $10.15       $9.12       $8.56
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .07          .07         .06         .05
Net gains (losses) (both realized and
 unrealized)                                          .83        (.59)       (2.56)       1.89        1.03
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .87        (.52)       (2.49)       1.95        1.08
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.08)       (.02)        (.05)       (.05)       (.03)
Distributions from realized gains                      --        (.45)        (.47)       (.87)       (.49)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.08)       (.47)        (.52)       (.92)       (.52)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.94       $6.15        $7.14      $10.15       $9.12
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.28%      (4.97%)     (25.62%)     22.74%      13.18%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.20%       1.19%        1.28%       1.23%       1.33%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .62%       1.39%         .74%        .58%        .72%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,325      $1,351       $1,745      $2,026      $1,443
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%         24%         44%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.90       $6.90        $9.84       $8.89       $8.38
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        .03         (.01)       (.02)         --
Net gains (losses) (both realized and
 unrealized)                                          .81        (.58)       (2.46)       1.84        1.00
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .80        (.55)       (2.47)       1.82        1.00
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.03)         --           --          --          --
Distributions from realized gains                      --        (.45)        (.47)       (.87)       (.49)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.03)       (.45)        (.47)       (.87)       (.49)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.67       $5.90        $6.90       $9.84       $8.89
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.65%      (5.88%)     (26.13%)     21.73%      12.42%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.97%       1.96%        2.04%       1.99%       2.10%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.18%)       .62%        (.07%)      (.17%)      (.06%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $92        $104         $164        $306        $297
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%         24%         44%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $5.91       $6.90        $9.84       $8.89       $8.39
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)        .03          .00(b)     (.02)         --
Net gains (losses) (both realized and
 unrealized)                                          .80        (.57)       (2.46)       1.84         .99
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .79        (.54)       (2.46)       1.82         .99
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)         --         (.01)         --          --
Distributions from realized gains                      --        (.45)        (.47)       (.87)       (.49)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)       (.45)        (.48)       (.87)       (.49)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.66       $5.91        $6.90       $9.84       $8.89
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.49%      (5.74%)     (26.11%)     21.72%      12.29%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.96%       1.95%        2.03%       1.98%       2.09%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.13%)       .62%         .03%       (.18%)      (.04%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $45         $42          $54         $42         $27
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%         24%         44%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.25       $7.26       $10.30       $9.24       $8.65
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .09          .10         .09         .08
Net gains (losses) (both realized and
 unrealized)                                          .86        (.60)       (2.58)       1.92        1.06
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .93        (.51)       (2.48)       2.01        1.14
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.11)       (.05)        (.09)       (.08)       (.06)
Distributions from realized gains                      --        (.45)        (.47)       (.87)       (.49)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.11)       (.50)        (.56)       (.95)       (.55)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.07       $6.25        $7.26      $10.30       $9.24
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       15.06%      (4.60%)     (25.25%)     23.18%      13.71%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .73%        .67%         .85%        .80%        .89%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.05%       1.83%        1.13%        .91%       1.16%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $118         $44          $16         $29         $18
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%         24%         44%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R*                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(c)
Net asset value, beginning of period                $6.11       $7.12       $10.18        $9.96
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02         .05          .05          .01
Net gains (losses) (both realized and
 unrealized)                                          .82        (.58)       (2.56)        1.16
-----------------------------------------------------------------------------------------------
Total from investment operations                      .84        (.53)       (2.51)        1.17
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.07)       (.03)        (.08)        (.08)
Distributions from realized gains                      --        (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------------------
Total distributions                                  (.07)       (.48)        (.55)        (.95)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.88       $6.11        $7.12       $10.18
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.85%      (5.25%)     (25.87%)      13.00%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.53%       1.47%        1.61%        1.67%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .31%       1.07%         .60%         .11%(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $17         $16          $10          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%          24%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R3                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(c)
Net asset value, beginning of period                $6.14       $7.15       $10.19        $9.96
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .06          .07          .04
Net gains (losses) (both realized and
 unrealized)                                          .83        (.59)       (2.56)        1.14
-----------------------------------------------------------------------------------------------
Total from investment operations                      .87        (.53)       (2.49)        1.18
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)       (.03)        (.08)        (.08)
Distributions from realized gains                      --        (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------------------
Total distributions                                  (.09)       (.48)        (.55)        (.95)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.92       $6.14        $7.15       $10.19
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.22%      (5.07%)     (25.60%)      13.12%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.29%       1.22%        1.36%        1.49%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .55%       1.30%         .85%         .57%(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $68         $47          $31          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%          24%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED SEPT. 30,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010        2009         2008        2007        2006
Net asset value, beginning of period                $6.19       $7.20       $10.22       $9.19       $8.62
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05         .08          .08         .07         .07
Net gains (losses) (both realized and
 unrealized)                                          .85        (.60)       (2.56)       1.90        1.04
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .90        (.52)       (2.48)       1.97        1.11
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.10)       (.04)        (.07)       (.07)       (.05)
Distributions from realized gains                      --        (.45)        (.47)       (.87)       (.49)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.10)       (.49)        (.54)       (.94)       (.54)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.99       $6.19        $7.20      $10.22       $9.19
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.61%      (4.91%)     (25.41%)     22.81%      13.35%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.03%        .97%        1.13%       1.10%       1.16%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .80%       1.55%         .96%        .68%        .96%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $389        $338         $271        $157         $45
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%         24%         44%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS R5                                           --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(c)
Net asset value, beginning of period                $6.20       $7.21       $10.23        $9.96
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07         .09          .12          .08
Net gains (losses) (both realized and
 unrealized)                                          .85        (.60)       (2.58)        1.14
-----------------------------------------------------------------------------------------------
Total from investment operations                      .92        (.51)       (2.46)        1.22
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.11)       (.05)        (.09)        (.08)
Distributions from realized gains                      --        (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------------------
Total distributions                                  (.11)       (.50)        (.56)        (.95)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.01       $6.20        $7.21       $10.23
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.97%      (4.65%)     (25.23%)      13.57%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                       .79%        .72%         .84%         .84%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                        1.05%       1.82%        1.46%        1.03%(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $140        $133          $65          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%          24%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                               YEAR ENDED SEPT. 30,
CLASS W                                            --------------------------------------------
PER SHARE DATA                                      2010        2009         2008       2007(e)
Net asset value, beginning of period                $6.20       $7.19       $10.20        $9.88
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04         .07          .07          .05
Net gains (losses) (both realized and
 unrealized)                                          .85        (.59)       (2.56)        1.22
-----------------------------------------------------------------------------------------------
Total from investment operations                      .89        (.52)       (2.49)        1.27
-----------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.09)       (.02)        (.05)        (.08)
Distributions from realized gains                      --        (.45)        (.47)        (.87)
-----------------------------------------------------------------------------------------------
Total distributions                                  (.09)       (.47)        (.52)        (.95)
-----------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.00       $6.20        $7.19       $10.20
-----------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.43%      (4.96%)     (25.53%)      14.14%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                      1.17%       1.07%        1.27%        1.23%(d)
-----------------------------------------------------------------------------------------------
Net investment income (loss)                         .67%       1.48%         .73%         .66%(d)
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--         $--          $--          $--
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                               50%         42%          34%          24%
-----------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   PERIOD ENDED
CLASS Z                                              SEPT. 30,
PER SHARE DATA                                        2010(f)
Net asset value, beginning of period                   $7.00
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             .00(b)
Net gains (losses) (both realized and
 unrealized)                                             .07
---------------------------------------------------------------
Total from investment operations                         .07
---------------------------------------------------------------
Net asset value, end of period                         $7.07
---------------------------------------------------------------
TOTAL RETURN                                           1.00%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Total expenses                                         1.01%(d)
---------------------------------------------------------------
Net investment income (loss)                           4.49%(d)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                  50%
---------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) Rounds to less than $0.01 per share.
(c) For the period from Dec. 11, 2006 (when shares became publicly available) to Sept. 30, 2007.
(d) Annualized.
(e) For the period from Dec. 1, 2006 (when shares became publicly available) to Sept. 30, 2007.
(f) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
46  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund) (the Fund) is a series of RiverSource Investment Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C, Class I, Class R, Class R3, Class R4, Class R5, Class W and Class Z shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

- Class Z shares are offered without a front-end sales charge or CDSC to certain eligible investors. Class Z shares became effective Sept. 27, 2010.

At Sept. 30, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W and Class Z shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise

--------------------------------------------------------------------------------
48  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Sept. 30, 2010, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

of purchase. Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.


--------------------------------------------------------------------------------
50  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $606,320 for the year ended Sept. 30, 2010. The management fee for the year ended Sept. 30, 2010 was 0.66% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended Sept. 30, 2010 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2010, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) is responsible for providing transfer agency services to the Fund.

Prior to Sept. 7, 2010, the Transfer Agent received annual account-based service fees from Class A, Class B and Class C shares that varied by class and annual asset-based service fees based on the Fund's average daily net assets attributable to Class R, Class R3, Class R4, Class R5 and Class W shares. In addition, the Transfer Agent charged an annual fee per inactive account and received reimbursement from the Fund for certain out-of-pocket expenses.

Under a new Transfer Agency Agreement effective Sept. 7, 2010, the Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and asset-based fees, calculated based on assets held in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services, Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc.), which are intended to reimburse the Transfer Agent for certain sub-transfer agent fees (exclusive of BFDS fees). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent also receives reimbursement for certain out-of-pocket expenses and may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.

For the year ended Sept. 30, 2010, the Fund's effective transfer agent fee rate as a percentage of average net assets was as follows:

Class A..............................................  0.22%
Class B..............................................  0.24
Class C..............................................  0.22
Class R..............................................  0.06
Class R3.............................................  0.05
Class R4.............................................  0.05
Class R5.............................................  0.05
Class W..............................................  0.21


Class I shares do not pay transfer agent fees.


--------------------------------------------------------------------------------
52  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services. Prior to Sept. 7, 2010, the Fund also paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R shares for such services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,111,000 and $279,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $671,275 for Class A, $66,155 for Class B and $3,548 for Class C for the year ended Sept. 30, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
Under an agreement which is effective until Nov. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.26%
Class B..............................................  2.03
Class C..............................................  2.02
Class I..............................................  0.79
Class R..............................................  1.59
Class R3.............................................  1.34
Class R4.............................................  1.09
Class R5.............................................  0.84
Class W..............................................  1.24
Class Z..............................................  1.01


For the year ended Sept. 30, 2010, the waiver was not invoked since the Fund's expenses were below the cap amount.

Effective Dec. 1, 2010 until March 31, 2011, unless sooner terminated at the sole discretion of the Board, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.26%
Class B..............................................  2.01
Class C..............................................  2.01
Class I..............................................  0.79
Class R..............................................  1.51
Class R3.............................................  1.34
Class R4.............................................  1.09
Class R5.............................................  0.84
Class W..............................................  1.24
Class Z..............................................  1.01


Effective April 1, 2011, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Nov. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving

--------------------------------------------------------------------------------
54  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.26%
Class B..............................................  2.01
Class C..............................................  2.01
Class I..............................................  0.84
Class R..............................................  1.51
Class R3.............................................  1.39
Class R4.............................................  1.14
Class R5.............................................  0.89
Class W..............................................  1.26
Class Z..............................................  1.01


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,335,716,954 (including $260,805,008* from RiverSource Partners Select Value Fund that was acquired in the fund merger as described in
Note 9) and $1,520,474,487, respectively, for the year ended Sept. 30, 2010. Realized gains and losses are determined on an identified cost basis.

* This purchase amount is excluded for purposes of calculating the Fund's portfolio turnover rate.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED SEPT. 30,                          2010         2009
-------------------------------------------------------------------
CLASS A
Sold                                       17,270,554    57,717,442
Fund merger                                28,452,411           N/A
Converted from Class B(a)                   4,414,615     2,808,129
Reinvested distributions                    2,593,192    24,613,079
Redeemed                                  (81,747,952) (109,618,118)
-------------------------------------------------------------------
Net increase (decrease)                   (29,017,180)  (24,479,468)
-------------------------------------------------------------------



--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

YEAR ENDED SEPT. 30,                          2010         2009
-------------------------------------------------------------------
CLASS B
Sold                                          746,349     1,895,765
Fund merger                                 4,967,877           N/A
Reinvested distributions                       85,812     2,202,834
Converted to Class A(a)                    (4,591,488)   (2,924,028)
Redeemed                                   (5,019,070)   (7,332,521)
-------------------------------------------------------------------
Net increase (decrease)                    (3,810,520)   (6,157,950)
-------------------------------------------------------------------

CLASS C
Sold                                          856,839     1,577,723
Fund merger                                   632,637           N/A
Reinvested distributions                       38,463       581,214
Redeemed                                   (1,824,283)   (2,902,391)
-------------------------------------------------------------------
Net increase (decrease)                      (296,344)     (743,454)
-------------------------------------------------------------------

CLASS I
Sold                                          595,793     5,786,745
Fund merger                                 9,654,421           N/A
Reinvested distributions                      121,764       281,134
Redeemed                                     (796,439)   (1,136,665)
-------------------------------------------------------------------
Net increase (decrease)                     9,575,539     4,931,214
-------------------------------------------------------------------

CLASS R(b)
Sold                                          620,514     1,401,088
Reinvested distributions                       28,278       204,788
Redeemed                                     (839,982)     (481,654)
-------------------------------------------------------------------
Net increase (decrease)                      (191,190)    1,124,222
-------------------------------------------------------------------

CLASS R3
Sold                                        5,390,913     5,612,562
Reinvested distributions                      112,771       573,890
Redeemed                                   (3,283,008)   (2,921,178)
-------------------------------------------------------------------
Net increase (decrease)                     2,220,676     3,265,274
-------------------------------------------------------------------

CLASS R4
Sold                                       14,230,828    23,622,224
Fund merger                                    12,529           N/A
Reinvested distributions                      825,651     4,514,888
Redeemed                                  (13,890,578)  (11,227,293)
-------------------------------------------------------------------
Net increase (decrease)                     1,178,430    16,909,819
-------------------------------------------------------------------



--------------------------------------------------------------------------------
56  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                          2010         2009
-------------------------------------------------------------------
CLASS R5
Sold                                        6,085,385    17,594,046
Reinvested distributions                      325,330     1,362,623
Redeemed                                   (7,930,397)   (6,510,436)
-------------------------------------------------------------------
Net increase (decrease)                    (1,519,682)   12,446,233
-------------------------------------------------------------------

CLASS Z(c)
Sold                                              357           N/A
-------------------------------------------------------------------
Net increase (decrease)                           357           N/A
-------------------------------------------------------------------


(a) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(b) Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.
(c) For the period from Sept. 27, 2010 (when shares became publicly available) to Sept. 30, 2010.

6. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Sept. 30, 2010, securities valued at $481,363,346 were on loan, secured by U.S. government securities valued at $1,156,125 and by cash collateral of $492,677,746 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $1,776,649 earned from securities lending for the year ended Sept. 30, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $645,074,225 and $622,142,474, respectively, for the year ended Sept. 30, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at Sept. 30, 2010, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal

--------------------------------------------------------------------------------
58  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Sept. 30, 2010.

9. FUND MERGER

At the close of business on March 26, 2010, Columbia Mid Cap Value Opportunity Fund acquired the assets and assumed the identified liabilities of RiverSource Partners Select Value Fund. The reorganization was completed after shareholders approved the plan on March 10, 2010.

The aggregate net assets of Columbia Mid Cap Value Opportunity Fund immediately before the acquisition were $2,225,388,391 and the combined net assets immediately after the acquisition were $2,527,536,627.

The merger was accomplished by a tax-free exchange of 72,308,630 shares of RiverSource Partners Select Value Fund valued at $302,148,236.

In exchange for RiverSource Partners Select Value Fund shares and net assets, Columbia Mid Cap Value Opportunity Fund issued the following number of shares:

                                                     SHARES
-------------------------------------------------------------
Class A..........................................  28,452,411
Class B..........................................   4,967,877
Class C..........................................     632,637
Class I..........................................   9,654,421
Class R4.........................................      12,529


For financial reporting purposes, net assets received and shares issued by Columbia Mid Cap Value Opportunity Fund were recorded at fair value; however, RiverSource Partners Select Value Fund's cost of investments was carried forward to align ongoing reporting of Columbia Mid Cap Value Opportunity Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------

The components of RiverSource Partners Select Value Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

Total net assets................................  $302,148,236
Capital stock...................................  $364,206,596
Excess of distributions over net investment
  income........................................  $   (679,694)
Accumulated net realized loss...................  $(94,014,816)
Unrealized appreciation.........................  $ 32,636,150


The financial statements reflect the operations of Columbia Mid Cap Value Opportunity Fund for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners Select Value Fund that have been included in the combined Fund's Statement of Operations since the merger was completed. Assuming the merger had been completed on Oct. 1, 2009, Columbia Mid Cap Value Opportunity Fund's pro-forma net investment income, net gain on investments, and net increase in net assets from operations for the year ended Sept. 30, 2010 would have been $14.1 million, $49.3 million and $339.5 million, respectively.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions,passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $81,722 and accumulated net realized loss has been decreased by $81,722.


--------------------------------------------------------------------------------
60  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED SEPT. 30,                         2010         2009
------------------------------------------------------------------
Ordinary income                          $27,236,136  $  9,698,076
Long-term capital gain                            --   151,868,797


At Sept. 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $  12,311,775
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(627,066,547)
Unrealized appreciation (depreciation)..........  $ 158,861,036


Columbia Mid Cap Value Opportunity Fund acquired $82,322,476 of capital loss carry-overs in connection with the RiverSource Partners Select Value Fund merger (Note 9). The yearly utilization of the acquired capital losses is limited by the Internal Revenue Code.

For federal income tax purposes, the Fund had a capital loss carry-over of $618,252,482 at Sept. 30, 2010, that if not offset by capital gains will expire as follows:

          2016                      2017                      2018
----------------------------------------------------------------------------
       $34,137,314               $96,087,907              $488,027,261


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Sept. 30, 2010, the Fund had a post-October loss of $8,814,065 that is treated for income tax purposes as occurring on Oct. 1, 2010.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS
(continued) ------------------------------------------------------------


transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any

--------------------------------------------------------------------------------
62  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA MID CAP VALUE OPPORTUNITY FUND:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Mid Cap Value Opportunity Fund (formerly known as RiverSource Mid Cap Value Fund) (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
64  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Mid Cap Value Opportunity Fund of the RiverSource Investment Series, Inc. at September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 19, 2010


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  65

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
66  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
68  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 46                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
70  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
72  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed new expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to,

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  73

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations.


--------------------------------------------------------------------------------
74  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering continued expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of

--------------------------------------------------------------------------------
               COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT  75

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
76  COLUMBIA MID CAP VALUE OPPORTUNITY FUND -- 2010 ANNUAL REPORT

NOTES  -------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                      THIS PAGE IS NOT PART OF THE ANNUAL REPORT

COLUMBIA MID CAP VALUE OPPORTUNITY FUND
(formerly RiverSource Mid Cap Value Fund)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                  S-6241 M (11/10)

Item 2. Code of Ethics.

     (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Investment Series, Inc. were as follows:

                            2010 - $106,855   2009 - $108,415

(b) Audit-Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the 2010 transfer agent 17Ad-13 review and the 2009 consent for a new share class filing for RiverSource Investment Series, Inc. were as follows:

                            2010 - $7,465   2009 - $2,958

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Investment Series, Inc. were as follows:

                            2010 - $20,526   2009 - $21,937

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Investment Series, Inc. were as follows:

                         2010 - $0   2009 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                          2010 - $2,423,952   2009 - $847,381

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
     Exhibit99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Investment Series, Inc.


By /s/ J. Kevin Connaughton
   ---------------------------------------------
   J. Kevin Connaughton
   President and Principal Executive Officer

Date November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   ---------------------------------------------
   J. Kevin Connaughton
   President and Principal Executive Officer

Date November 19, 2010


By /s/ Jeffrey P. Fox
   ---------------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date November 19, 2010